                                                                    EXHIBIT 10.1

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                      AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of March 31, 2004

                                  by and among

                           ENERGY WEST, INCORPORATED,

                         VARIOUS FINANCIAL INSTITUTIONS

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                                    as Agent

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SECTION 2.  COMMITMENTS OF THE BANKS; BORROWING, CONVERSION AND

SECTION 6.  REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT

                                      -ii-

                                     -iii-

                                      -iv-

                                    SCHEDULES

SCHEDULE 1.1(a)                     Existing Claims
SCHEDULE 2.1                        Banks and Pro Rata Shares
SCHEDULE 3.3                        Installments of Term Loans
SCHEDULE 9.5                        Material Adverse Change
SCHEDULE 9.6                        Litigation and Contingent Liabilities
SCHEDULE 9.8                        Subsidiaries
SCHEDULE 9.15                       Environmental Matters
SCHEDULE 9.17                       Insurance
SCHEDULE 9.18                       Real Property
SCHEDULE 9.22                       Labor Matters
SCHEDULE 9.25                       Capitalization
SCHEDULE 10.7                       Permitted Existing Debt
SCHEDULE 10.8                       Permitted Existing Liens
SCHEDULE 10.21                      Investments
SCHEDULE 14.3                       Addresses for Notices

                                    EXHIBITS

EXHIBIT A                           Form of Note
EXHIBIT B                           Form of Compliance Certificate
EXHIBIT C                           Form of Borrowing Base Certificate
EXHIBIT D                           Form of Assignment Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 2004 (this
"Agreement") is entered into by and among ENERGY WEST,  INCORPORATED,  a Montana corporation (the  "Company"),  the financial  institutions  that are or may from time to time become parties hereto  (together with their  respective  successors and assigns,  the "Banks") and LASALLE  BANK  NATIONAL  ASSOCIATION,  a national banking association (in its individual  capacity,  "LaSalle"),  as agent for the
Banks  (LaSalle,  acting in its  capacity as agent for the Banks  hereunder  and under the other Loan Documents and any successor  thereto in such capacity,  the
"Agent").

     WHEREAS,  the  Company,  the Banks and the  Agent are  parties  to a Credit
Agreement dated as of the Original Closing Date (as heretofore amended, modified and supplemented, the "Original Credit Agreement"); and

     WHEREAS,  pursuant to this Agreement,  the Company, the Agent and the Banks desire to restructure  and amend and restate in its entirety the Original Credit
Agreement, without constituting a novation.

     NOW, THEREFORE,  in consideration of the mutual agreements,  provisions and covenants contained herein, the parties hereby amend and restate in its entirety the Original Credit Agreement as follows:

SECTION 1. DEFINITIONS.

     1.1  Definitions.  When used  herein  the  following  terms  shall have the following meanings:

     "Account  Debtor"  means any Person who is  obligated to the Company or any
Subsidiary under an Account Receivable.

     "Account  Receivable"  means, with respect to any Person, any right of such
Person to payment for goods sold or leased or for services rendered,  whether or not evidenced by an instrument or chattel paper and whether or not yet earned by performance or invoiced.

     "Acquisition"  means any transaction or series of related  transactions for the purpose of or resulting,  directly or indirectly, in: (i) the acquisition of all or substantially  all of the assets of a Person,  or of all or substantially all of any business or division of a Person,  (ii) the  acquisition of in excess of fifty percent (50%) of the capital stock,  partnership interests,  membership interests or equity of any Person,  or otherwise  causing any Person to become a
Subsidiary,  or (iii) a merger or  consolidation  or any other  combination with another Person (other than a Person that is a Subsidiary to the extent otherwise permitted hereunder).

     "Affected Loan" has the meaning ascribed thereto in Section 8.3.

     "Affiliate"  of any Person means:  (i) any other Person which,  directly or indirectly,  controls or is controlled  by or is under common  control with such
Person and (ii) any officer or director of such Person. A Person shall be deemed to be  "controlled  by" any other Person if such Person  possesses,  directly or indirectly,  power to vote five  percent  (5%) or more of the  securities  (on a fully-diluted, as-exercised basis) having ordinary voting power for the election of  directors  or  managers  or power to direct or cause  the  direction  of the management and policies of such Person whether by contract or otherwise..

     "Agreement" has the meaning ascribed thereto in the Preamble.

     "Appraisal"  means  that  certain  Appraisal  dated as of August  22,  2003 prepared  and  delivered  by Hilco  with  respect  to the  property,  plant  and equipment of the Company and its Subsidiaries,  a certified,  true,  correct and complete copy of which has been delivered by the Company to Agent.

     "Approved  Fund"  means any Fund that is  administered  or  managed  by (a)
LaSalle,  (b) any  Affiliate  of LaSalle or (c) an entity or an  Affiliate of an entity that administers or manages LaSalle.

     "Asset Sale" means the sale, lease,  assignment or other transfer for value
(each a  "Disposition")  by the Company or any  Subsidiary  to any Person (other than the  Company or any  Subsidiary)  of any  Collateral  other  than:  (i) the
Disposition  of any  asset  which is to be  replaced,  and is in fact  replaced, within  thirty (30) days with  another  asset  performing  the same or a similar function  and (ii) the sale or lease of  inventory  in the  ordinary  course  of business.

     "Assignment Agreement" has the meaning ascribed thereto in Section 14.9.1.

     "Attorney Costs" means, with respect to any Person, all reasonable fees and charges of any counsel to such Person, the reasonable allocable cost of internal legal  services of such Person,  all reasonable  disbursements  of such internal counsel and all court costs and similar legal expenses.

     "Bank" has the meaning ascribed thereto in the Preamble.  References to the
"Banks" shall include the Issuing Bank; for purposes of  clarification  only, to the extent that LaSalle (or any  successor  Issuing Bank) may have any rights or obligations in addition to those of the other Banks due to its status as Issuing
Bank, its status as such will be specifically referenced.

     "Bank Party" has the meaning ascribed thereto in Section 14.13.

     "Banking Costs" means the actual amount of fees, costs and expenses paid by the Company and its Subsidiaries  with respect to the  preparation,  negotiation and  delivery  of loan  documentation  with Wells Fargo Bank  Montana,  National
Association;  provided, however, for the Fiscal Quarter ending on June 30, 2003, such amount shall not exceed  $260,852,  for the Fiscal Quarter ending September
30, 2003 such amount shall not exceed  $193,186,  and,  for each Fiscal  Quarter ending  thereafter,  an amount  approved  by Agent  and the Banks in their  sole discretion.

     "Bankruptcy  Code"  means the  Federal  Bankruptcy  Reform  Act of 1978 (11
U.S.C.  ss.101,  et  seq.),  as  amended  and in effect  from time to time,  any successor thereto and the regulations issued from time to time thereunder.

     "Base Rate" means, at any time, the rate of interest in effect for such day as publicly  announced from time to time by LaSalle as its "prime rate" (whether or not such rate is actually  charged by  LaSalle).  Any change in the Base Rate
(or such  "prime  rate," as the case may be)  announced  by  LaSalle  shall take effect  at  the  opening  of  business  on  the  day  specified  in  the  public announcement of such change.

     "Base Rate Loan" means any Loan which bears  interest at or by reference to the Base Rate.

     "Base Rate Margin" means: (i) with respect to Term Loan A, one and one half percent  (1.50%)  per  annum;  (ii)  with  respect  to Term Loan B: (A) from the
Restatement Effective Date through June 30, 2004, one percent (1.00%) per annum;
and (B)  thereafter,  two percent  (2.00%) per annum;  and (iii) with respect to
Revolving Loans, zero percent (0.00%) per annum.

     "Borrowing  Base" means an amount equal to the total of: (i) eighty percent
(80%) of the unpaid  amount (net of such  reserves and  allowances  as the Agent
deems  necessary  in  its  reasonable   discretion)  of  all  Eligible  Accounts
Receivable  plus  (ii)  seventy  percent  (70%)  of the  value  of all  Eligible
Inventory  valued  at the  lower of cost or  market  (net of such  reserves  and allowances as the Agent deems necessary in its reasonable discretion) plus (iii)
in the sole  discretion  of Agent and the Banks,  only to the extent:  (y) it is subject to a  perfected  Lien in favor of the Agent and (z) it is not subject to any other  assignment,  claim or Lien,  other than Liens  securing only the Pari
Passu Debt otherwise permitted hereunder,  eighty percent (80%) of the value of:
(A) the property,  plant and equipment of the Company and its  Subsidiaries,  as set forth in the Appraisal less (B) all such property, plant and equipment which has  been  sold,  leased,  assigned,  otherwise  transferred,  lost,  materially damaged, destroyed or with respect to which an event has occurred which may give rise to the issuance of Property Loss Proceeds less (C) all  depreciation  which has been attributed to such property,  plant and equipment after the date of the
Appraisal by the Company, its Subsidiaries, any of their respective accountants, agents or  representatives  or any  governmental  authority  (or  which,  in the reasonable discretion of Agent, should have been so depreciated) plus (D) eighty percent  (80%) of the  Capital  Expenditures  made to  maintain  or replace  the property, plant and equipment of the Company and its Subsidiaries covered by the
Appraisal.

     "Borrowing Base Certificate" means a certificate  substantially in the form of Exhibit C.

     "Business  Day"  means  any day on which  LaSalle  is open  for  commercial banking  business in Chicago,  Illinois and, in the case of a Business Day which relates  to a LIBOR  Loan,  on  which  dealings  are  carried  on in the  London interbank eurodollar market.

     "Capital"  means,  as  of  any  date  of  determination  thereof,   without
duplication, the sum of: (i) Consolidated Net Worth plus (ii) all Debt.

     "Capital  Expenditures"  means all  expenditures  for  property,  plant and equipment of the Company and its  Subsidiaries  which,  in accordance with GAAP, would be required to be capitalized and shown on the consolidated  balance sheet of  the  Company,  but  excluding  expenditures  made  in  connection  with  the replacement,  substitution or restoration of assets to the extent financed:  (i)
from  insurance  proceeds (or other similar  recoveries)  paid on account of the loss of or damage to the assets  being  replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

     "Capital Lease" means,  with respect to any Person,  any lease of (or other agreement  conveying  the right to use) any real or  personal  property  by such
Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

     "Cash  Collateralize"  means to deliver cash collateral to the Agent, to be held  as  cash  collateral  for  outstanding  Letters  of  Credit,  pursuant  to documentation  reasonably  satisfactory  to the Agent.  Derivatives of such term have corresponding meanings.

     "Cash Equivalent  Investment" means, at any time: (i) any evidence of Debt, maturing  not more than one year after such time,  issued or  guaranteed  by the
United States Government or any agency thereof,  (ii) commercial paper, maturing not more than one (1) year from the date of issue, or corporate demand notes, in each case (unless issued by a Bank or its holding company) rated at least A-l by
Standard & Poor's Ratings Group or P-l by Moody's Investors Service, Inc., (iii)
any certificate of deposit (or time deposits represented by such certificates of deposit)  or  banker's  acceptance,  maturing  not more than one year after such time,  or overnight  Federal Funds  transactions  that are issued or sold by any
Bank or its holding  company or by a commercial  banking  institution  that is a member of the Federal Reserve System and has a combined  capital and surplus and undivided  profits  of not  less  than  $500,000,000  and  (iv)  any  repurchase agreement entered into with any Bank (or other commercial banking institution of the  stature  referred  to in clause  (iii))  which:  (y) is  secured by a fully perfected  security  interest in any  obligation of the type described in any of clauses (i) through (iii) and (z) has a market value at the time such repurchase agreement  is entered  into of not less than one hundred  percent  (100%) of the repurchase  obligation of such Bank (or other  commercial  banking  institution)
thereunder.

     "CERCLA" has the meaning ascribed thereto in Section 9.15.

     "Code" means the Internal Revenue Code of 1986.

     "Collateral"  means all  property  and  interests  in property and proceeds thereof  now owned or  hereafter  acquired  by the  Company or any other  Person
(including,  without  limitation,  any other  Loan  Party)  as debtor  and their respective Subsidiaries in or upon which a Lien now or hereafter exists in favor of the Agent,  for the benefit of the Banks, or any Bank,  whether under or with respect to Obligations  arising under this Agreement or any other Loan Document, any Hedging  Agreement or any other  agreement or document  executed by any such
Persons and delivered to the Agent.

     "Collateral  Access  Agreement"  means an agreement  in form and  substance reasonably  satisfactory to the Agent pursuant to which a mortgagee or lessor of real property on which personal property and/or fixtures are stored or otherwise located, or a warehouseman, processor or other bailee of Inventory, acknowledges the Liens of the Agent and waives or subordinates  any Liens held by such Person on such  property,  and, in the case of any such  agreement  with a mortgagee or lessor,  permits  the  Agent  access  to and use of  such  real  property  for a reasonable amount of time following the occurrence and during the continuance of an Event of Default to assemble,  complete and sell any personal property and/or fixtures stored or otherwise located thereon.

     "Collateral  Documents"  means  each  agreement,   document  or  instrument
executed  concurrently  herewith or with the  Original  Agreement or at any time thereafter,  or hereafter, as the case may be, pursuant to which one (1) or more
Loan Parties or any other Person either:  (i) guarantees  payment or performance of all or any portion of the Obligations,  including,  without  limitation,  the
Guaranty  and/or  (ii)  provides,  as  security  for all or any  portion  of the
Obligations,  a Lien on any of its assets in favor of Agent for its own  benefit and  the  benefit  of the  Banks,  as any or  all of the  same  may be  amended, supplemented, restated or otherwise modified from time to time.

     "Commitment"  means,  as to  any  Bank,  such  Bank's  commitment  to  make
Revolving  Loans,  and to issue or participate in Letters of Credit,  under this
Agreement.  The initial  amount of each  Bank's Pro Rata Share of the  Revolving
Commitment  Amount and of the aggregate amount of the Term Loans is set forth on
Schedule 2.1.

     "Commitment Fee Rate" means a rate of interest equal to 7/20 of one percent
(0.35%) per annum.

     "Company" has the meaning ascribed thereto in the Preamble.

     "Computation  Period"  means  each  period of four (4)  consecutive  Fiscal
Quarters ending on the last day of a Fiscal Quarter.

     "Consolidated  Net  Income"  means,  with  respect to the  Company  and its
Subsidiaries  for any  period,  the net income (or loss) of the  Company and its
Subsidiaries  for such  period,  excluding  any  gains  from  Asset  Sales,  any extraordinary gains and any gains from discontinued operations.

     "Consolidated  Net  Worth"  means,  as  of  any  time  the  same  is  to be determined,  the total shareholders' equity (including capital stock, additional paid-in-capital  and retained  earnings  after  deducting  treasury  stock,  but excluding  (to  the  extent  otherwise  included  in  calculating  shareholders'
equity),   minority  interests  in  Subsidiaries)  which  would  appear  on  the consolidated  balance sheet of the Company determined on a consolidated basis in accordance with GAAP.

     "Controlled  Group" means all members of a controlled group of corporations and all members of a controlled  group of trades or  businesses  (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

     "Debt" of any Person means,  without  duplication:  (i) all indebtedness of such Person for borrowed money,  whether or not evidenced by bonds,  debentures, notes or similar  instruments,  (ii) all  obligations  of such  Person as lessee under Capital  Leases which have been or should be recorded as  liabilities on a balance sheet of such Person in accordance  with GAAP,  (iii) all obligations of such  Person  to pay  the  deferred  purchase  price  of  property  or  services
(excluding trade accounts payable in the ordinary course of business),  (iv) all indebtedness  secured by a Lien on the property of such  Person,  whether or not such indebtedness  shall have been assumed by such Person,  (v) all obligations, contingent  or  otherwise,  with  respect to the face  amount of all  letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including the Letters of Credit),  (vi) all Hedging  Obligations of
such Person, (vii) all Suretyship Liabilities of such Person and (viii) all Debt of any partnership of which such Person is a general partner.

     "Disposal" has the meaning ascribed thereto in the definition of "Release."

     "Dollar"  and the sign "$"  mean  lawful  money  of the  United  States  of
America.

     "EBITDA"  means,  for any period,  Consolidated  Net Income for such period plus, to the extent deducted in determining such  Consolidated  Net Income:  (i)
Interest  Expense,  (ii) income tax expense,  depreciation  and amortization for such period,  (iii) the PPLM Legal Fees for such period,  (iv) Banking Costs for such period and (v) Proxy Contest Costs for such period.

     "Eligible  Account  Receivable"  means an Account  Receivable  owing to the
Company or any Subsidiary which meets each of the following requirements:

          (1)  it arises from the sale of goods or the  rendering of services by the Company or the applicable Subsidiary; and if it arises from the sale of goods: (i) such goods comply with such Account Debtor's  specifications (if any) and have been delivered to such Account Debtor and (ii) the Company or the  applicable  Subsidiary has possession of, or if requested by the Agent has delivered to the Agent,  written  evidence of such delivery  (which may
     include  a  "master   meter   reading"  and  does  not  need  to  be  on  a
     consumer-by-consumer basis);

          (2)  it: (i) is subject to a perfected  Lien in favor of the Agent and
     (ii) is not  subject  to any other  assignment,  claim or Lien,  other than
     Liens securing only the Pari Passu Debt otherwise permitted hereunder;

          (3)  it is a valid,  legally enforceable and unconditional  obligation of the  Account  Debtor  with  respect  thereto,  and is not subject to any counterclaim,  credit,  allowance,  discount,  rebate or  adjustment by the
     Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part;

          (4)  there is no bankruptcy,  insolvency or liquidation  proceeding by or against the Account Debtor with respect thereto;

          (5)  the Account Debtor with respect  thereto is a resident or citizen of, and is located within,  the United States,  unless the sale of goods or services  giving rise to such  Account  Receivable  is on letter of credit, banker's  acceptance or other credit support terms reasonably  satisfactory to the Agent;

          (6)  it  is  not  an  Account  Receivable  arising  from  a  "sale  on approval," "sale or return," "consignment" or "bill and hold" or subject to any other repurchase or similar agreement;

          (7)  it is not an Account  Receivable with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by the Company or any  Subsidiary (or by any agent or custodian of the  Company or any  Subsidiary)  for the  account of or subject to further and/or future direction from the Account Debtor with respect thereto;

          (8)  it arises in the  ordinary  course of  business of the Company or the applicable Subsidiary;

          (9)  if the  Account  Debtor is the United  States or any  department, agency or instrumentality thereof, the Company or the applicable Subsidiary has assigned its right to payment of such Account  Receivable  to the Agent pursuant to the Assignment of Claims Act of 1940;

          (10) if the Company  maintains a credit  limit for an Account  Debtor, the aggregate  dollar amount of Accounts  Receivable  due from such Account
     Debtor,  including  such  Account  Receivable,  does not exceed such credit limit;

          (11) if the Account  Receivable  is evidenced  by chattel  paper or an instrument,  the originals of such chattel  paper or instrument  shall have been  endorsed  and/or  assigned  and  delivered  to the  Agent in a manner satisfactory to the Agent;

          (12) such  Account  Receivable  is not more than:  (i) sixty (60) days past the due date  thereof  or (ii)  ninety  (90)  days  past the  original invoice date thereof, in each case according to the original terms of sale;

          (13) it is not an Account Receivable with respect to an Account Debtor that is located in any  jurisdiction  which has  adopted a statute or other requirement  with  respect to which any Person that obtains  business  from within such jurisdiction  must file a notice of business  activities report or make any other  required  filings in a timely manner in order to enforce its claims in such  jurisdiction's  courts  unless  such notice of business activities  report  has been duly and  timely  filed or the  Company or the applicable  Subsidiary  is exempt from filing such report and has  provided the Agent with satisfactory evidence of such exemption;

          (14) the Account Debtor with respect  thereto is not the Company or an
     Affiliate of the Company or any Subsidiary;

          (15) it is not owed by an Account  Debtor with respect to which twenty five percent (25%) or more of the aggregate amount of outstanding  Accounts
     Receivable  owed at such  time by such  Account  Debtor  is  classified  as ineligible under clause (12) of this definition; and

          (16) if the aggregate  amount of all Accounts  Receivable  owed by the
     Account Debtor  thereon  exceeds twenty five percent (25%) of the aggregate amount  of  all  Accounts  Receivable  at  such  time,  then  all  Accounts
     Receivable  owed by such  Account  Debtor in excess of such amount shall be deemed ineligible.

An Account Receivable which is at any time an Eligible Account  Receivable,  but which  subsequently  fails  to meet  any of the  foregoing  requirements,  shall forthwith cease to be an Eligible Account Receivable.  Further,  with respect to any Account Receivable, if the Agent or the Required Banks at any time hereafter determine in their discretion that the prospect of payment or performance by the
Account  Debtor  with  respect  thereto is  materially  impaired  for any reason whatsoever,  such  Account  Receivable  shall  cease to be an  Eligible  Account
Receivable after notice of such determination is given to the Company.

     "Eligible Inventory" means Inventory of the Company or any Subsidiary which meets each of the following requirements:

          (1)  it: (i) is subject to a perfected  Lien in favor of the Agent and
     (ii) is not  subject  to any other  assignment,  claim or Lien,  other than
     Liens  securing only the Pari Passu Debt otherwise  specifically  permitted hereunder;

          (2)  it is salable;

          (3)  it is in  the  possession  and  control  of  the  Company  or any
     Subsidiary and it is stored and held in facilities  owned by the Company or any  Subsidiary or, if such  facilities  are not so owned,  the Agent is in possession of a Collateral Access Agreement with respect thereto;

          (4)  it is not  Inventory  produced  in  violation  of the Fair  Labor
     Standards Act and subject to the "hot goods" provisions  contained in Title
     29 U.S.C. ss.215;

          (5)  it is not  subject to any  agreement  which  would  restrict  the
     Agent's ability to sell or otherwise dispose of such Inventory;

          (6)  it is  located  in  the  United  States  or in any  territory  or possession of the United States that has adopted Article 9 of the UCC;

          (7)  it is not "in transit" to the Company or any  Subsidiary  or held by the Company or any Subsidiary on consignment; and

          (8)  the Agent shall not have  determined in its discretion that it is unacceptable due to age, type, category, quality, quantity and/or any other reason whatsoever.

Inventory which is at any time Eligible  Inventory but which  subsequently fails to meet any of the foregoing  requirements  shall forthwith cease to be Eligible
Inventory.

     "Environmental   Claims"  means  all  claims,   however  asserted,  by  any
governmental,   regulatory  or  judicial  authority  or  other  Person  alleging potential  liability or responsibility for violation of any Environmental Law or for release or injury to the environment.

     "Environmental  Laws" means all present or future  federal,  state or local laws, statutes,  common law duties,  rules,  regulations,  ordinances and codes, together with all administrative orders,  directed duties,  requests,  licenses, authorizations and permits of, and agreements with, any governmental  authority, in each case relating to Environmental Matters.

     "Environmental  Matters"  means any matter  arising  out of or  relating to pollution or  protection  of the  environment,  including  any of the  foregoing relating to the presence,  use,  production,  generation,  handling,  transport, treatment,  storage,  disposal,  distribution,  discharge,  release,  control or cleanup of any Hazardous Substance.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
amended from time to time, and the regulations promulgated thereunder.

     "Event of Default" means the  occurrence of any of the events  described in
Section 12.1.

     "Event of Loss" means, with respect to any Property,  any of the following;
(a) any loss,  destruction  or  damage  of such  Property;  (b) any  pending  or threatened  institution of any proceedings  for the  condemnation or seizures of such  Property or for the  exercise of any right of eminent  domain;  or (c) any actual  condemnation,  seizure or taking,  by  exercise  of the power of eminent domain or  otherwise,  of such  Property,  or  confiscation  of such Property or requisition of the use of such Property.

     "Existing  Claims"  means the claims,  causes of action and other  judicial proceedings made, brought,  filed or levied by or on behalf of the Company,  any of its Subsidiaries or any Joint Venture on or before the Original Closing Date, each of which is described in reasonable detail on Schedule 1.1(a) hereto.

     "Existing Loans" has the meaning ascribed thereto in Section 2.

     "Federal  Funds Rate" means,  for any day, the rate set forth in the weekly statistical  release  designated  as H.15(519),  or any  successor  publication, published by the Federal  Reserve Bank of

New  York  (including  any  such  successor  publication,  "H.15(519)")  on  the preceding Business Day opposite the caption "Federal Funds (Effective)";  or, if for any  relevant  day  such  rate is not so  published  on any  such  preceding
Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates  for the last  transaction  in  overnight  Federal  funds arranged  prior to 9:00 A.M.  (New York City  time) on that day by each of three leading  brokers of Federal funds  transactions in New York City selected by the
Agent.

     "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.

     "Fiscal  Year" means the fiscal  year of the Company and its  Subsidiaries, which  period  shall be the twelve (12) month  period  ending on June 30 of each year.  References to a Fiscal Year with a number  corresponding  to any calendar year (e.g.,  "Fiscal  Year 2003")  refer to the Fiscal Year ending on June 30 of such calendar year.

     "FRB" means the Board of  Governors  of the Federal  Reserve  System or any
successor thereto.

     "Fund" means any Person (other than a natural  Person) that is (or will be)
engaged in the making, purchasing,  holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     "GAAP" means generally accepted  accounting  principles set forth from time to time in the opinions and  pronouncements  of the Accounting  Principles Board and the American  Institute of Certified  Public  Accountants and statements and pronouncements  of the Financial  Accounting  Standards  Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession),  which  are  applicable  to the  circumstances  as of the  date  of determination.

     "Group" has the meaning ascribed thereto in Section 2.2.1.

     "Guaranty" means that certain Amended and Restated Guaranty dated as of the
Restatement  Effective Date executed by each  Subsidiary of the Company in favor of Agent for its own benefit and the benefit of each Bank,  which is in form and substance satisfactory to Agent.

     "Hazardous Substances" has the meaning ascribed thereto in Section 9.15.

     "Hedging  Agreement"  means any interest  rate,  currency or commodity swap agreement,  cap  agreement  or  collar  agreement,  and any other  agreement  or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "Hedging  Obligation"  means, with respect to any Person,  any liability of such Person under any Hedging Agreement.

                                       10

     "Interest Coverage Ratio" means, for any Computation  Period, the ratio of:
(i)  EBITDA  for such  Computation  Period  to (ii)  Interest  Expense  for such
Computation Period.

     "Interest  Expense" means for any period the consolidated  interest expense of the  Company and its  Subsidiaries  for such  period  (including  all imputed interest on Capital Leases).

     "Interest Period" means, as to any LIBOR Loan, the period commencing on the date such Loan is borrowed or continued as, or converted  into, a LIBOR Loan and ending on the date one (1), two (2),  three (3) or six (6) months  thereafter as selected by the Company pursuant to Section 2.2.2 or 2.2.3 (or such other longer period as may be agreed upon from time to time by Company and Agent,  at Agent's sole discretion), as the case may be; provided that:

                    (i)  if any  Interest  Period would  otherwise  end on a day that  is not a  Business  Day,  such  Interest  Period  shall  be extended to the following  Business Day unless the result of such extension  would be to carry such  Interest  Period into  another calendar  month, in which event such Interest Period shall end on the preceding Business Day;

                    (ii) any  Interest  Period  that  begins  on a day for which there is no numerically  corresponding  day in the calendar month at the end of such Interest Period shall end on the last Business
               Day of the calendar month at the end of such Interest Period; and

                    (iii)the  Company may not select any  Interest  Period for a
               Loan which would extend beyond the Termination  Date or Revolving
               Termination Date (as applicable) with respect to such Loan.

     "Inventory"  has the meaning  assigned to such term in the UCC as in effect in the State of Illinois from time to time.

     "Investment"  means,  relative to any  Person,  any  investment  in another
Person,  whether by  acquisition of any debt or equity  security,  by making any loan or advance or by becoming obligated with respect to a Suretyship  Liability in respect of obligations of such other Person.

     "Issuing  Bank" means  LaSalle in its  capacity as the issuer of Letters of
Credit hereunder and its successors and assigns in such capacity.

     "Joint Venture" means any partnership,  association,  company, community of interest,  business  arrangement or joint venture entered into by the Company or any of its  Subsidiaries,  in the  ordinary  course of their  business,  with an unrelated,  non-Affiliate  third party on an arm's  length  basis to engage in a joint undertaking.

     "LaSalle" has the meaning ascribed thereto in the Preamble.

                                       11

     "L/C Application"  means, with respect to any request for the issuance of a
Letter of Credit,  a letter of credit  application in the form being used by the
Issuing  Bank at the time of such  request  for the  type of  letter  of  credit requested.

     "L/C LaSalle  Master Letter of Credit  Agreement"  means a master letter of credit agreement in the form attached hereto as Exhibit E.

     "L/C Fee Rate" means a rate of interest  equal to two and one half  percent
(2.50%) per annum.

     "Letter of Credit" has the meaning ascribed thereto in Section 2.1.3.

     "LIBOR" means a rate of interest equal to the per annum rate of interest at which United  States  Dollar  deposits in an amount  comparable to the principal balance of the applicable  Loan and for a period equal to the relevant  Interest
Period  are  offered  in the London  Interbank  Eurodollar  market at 11:00 a.m.
(London time) two (2) Business Days prior to the  commencement  of each Interest
Period,  as  displayed  in the  Bloomberg  Financial  Markets  system,  or other authoritative  source  selected  by Agent in its sole  discretion,  divided by a number determined by subtracting from one (1.00) the maximum reserve  percentage for determining reserves to be maintained by member banks of the Federal Reserve
System for Eurocurrency liabilities, such rate to remain fixed for such Interest
Period.  Agent's  determination  of LIBOR shall be conclusive,  absent  manifest error.

     "LIBOR Loan" means any Loan which bears  interest at a rate  determined  by reference to LIBOR (Reserve Adjusted).

     "LIBOR Margin"  means:  (i) with respect to Term Loan A, three and one half percent (3.50%) per annum; and (ii) with respect to Revolving Loans, two and one half percent (2.50%) per annum.

     "LIBOR Office" means with respect to any Bank the office or offices of such
Bank  which  shall be  making  or  maintaining  the  LIBOR  Loans  of such  Bank hereunder. A LIBOR Office of any Bank may be, at the option of such Bank, either a domestic or foreign office.

     "Lien"  means,  with respect to any Person,  any  interest  granted by such
Person in any real or  personal  property,  asset or other  right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage,  lien,  encumbrance,  charge or other security interest of any kind, whether arising by contract,  as a matter of law, by judicial  process or  otherwise,  and any  contingent  or other  agreement to provide any of the foregoing.

     "Loan  Documents" means this Agreement,  the Notes,  the Guaranty,  the L/C
Applications,  the  L/C  LaSalle  Master  Letter  of  Credit  Agreement  and the
Collateral Documents.

     "Loan Party" means any of the Company and its Subsidiaries.

                                       12

     "Loans" means,  taken  together,  Revolving Loans and Term Loans, or any of them.

     "Mandatory Prepayment Event" has the meaning ascribed thereto in subsection
6.2.2(a).

     "Margin Stock" means any "margin stock" as defined in Regulation U.

     "Material  Adverse  Effect" means:  (i) a material  adverse change in, or a material  adverse  effect upon,  the financial  condition,  operations,  assets, business,  properties  or  prospects  of the  Company  or the  Company  and  the
Company's  Subsidiaries  taken as a whole,  (ii) a  material  impairment  of the ability of the Company or any Subsidiary to perform any of its obligations under any Loan Document to which it is a party or (iii) a material adverse effect upon any  substantial  portion  of the  collateral  then  subject  to the  Collateral
Documents  or upon the  legality,  validity,  binding  effect or  enforceability against  the  Company or any  Subsidiary  of any Loan  Document to which it is a party.

     "Mortgage" means a mortgage,  deed of trust,  leasehold mortgage or similar instrument  granting  the Agent a Lien on real  property  of the  Company or any
Subsidiary.

     "Multiemployer  Pension  Plan" means a  multiemployer  plan,  as defined in
Section  4001(a)(3)  of  ERISA,  to  which  the  Company  or any  member  of the
Controlled Group may have any liability.

     "Net Cash Proceeds" means:

          (i)  with  respect  to any  Asset  Sale the  aggregate  cash  proceeds
     (including cash proceeds  received by way of deferred  payment of principal pursuant to a note,  installment  receivable or otherwise,  but only as and when received)  received by the Company or any Subsidiary  pursuant to such
     Asset Sale net of: (x) the direct costs relating to such sale,  transfer or other disposition  (including sales  commissions and legal,  accounting and investment  banking  fees),  (y) taxes paid or reasonably  estimated by the
     Company to be payable as a result  thereof  (after  taking into account any available tax credits or deductions and any tax sharing  arrangements)  and
     (z) amounts  required to be applied to the repayment of any Debt secured by a Lien on the asset subject to such Asset Sale (other than the Loans);

          (ii) with  respect to any  payment  which  constitutes  Property  Loss
     Proceeds, an amount equal to the amount of such payment;

          (iii)with respect to any issuance of equity securities,  the aggregate cash proceeds  received by the Company or any  Subsidiary  pursuant to such issuance,  net of the direct  costs  relating to such  issuance  (including sales and  underwriter's  commissions and legal,  accounting and investment banking fees; and

          (iv) with respect to any issuance of Debt, the aggregate cash proceeds received by the Company or any Subsidiary pursuant to such issuance, net of the direct costs of such

                                       13

     issuance (including up-front fees and placement fees and legal,  accounting and investment banking fees); and

          (v)  with respect to any Event of Loss,  the proceeds paid to any Loan
     Party on  account  of such  Event of Loss,  net of (i) all of the costs and expenses  reasonably  incurred in  connection  with the  collection of such proceeds,  award or other payments, (ii) any amounts retained by or paid to the  parties  having  superior  rights  to such  proceeds,  awards or other payments and (iii) any amounts which, under the Collateral  Documents,  are permitted to be used, and are in fact so used, to replace the property that was the subject of such Event of Loss in  accordance  with the terms of and subject to the limitations contained in the Collateral Documents.

     "New Equity  Infusion"  means the  issuance or series of  issuances  by the
Company   (excluding  any  issuances   pursuant  to  (i)  shareholder   dividend
reinvestment  programs,  or (ii) employee  benefit or other employee or director compensation  stock purchase plans existing as of the date hereof,  in each case to the extent they are issued in  accordance  with the terms of, and pursuant to programs and plans not  prohibited  by, the terms of this Agreement and the Loan
Documents) of equity securities of the Company or any Subsidiary occurring after the Restatement Effective Date.

     "New  Equity  Infusion  Documents"  means  each  agreement,   document  and
instrument,  each of which are in form and substance  satisfactory  to Agent and the Banks in their  discretion,  pursuant to which the Company  effects each New
Equity Infusion.

     "Note" has the meaning ascribed thereto in Section 3.1.

     "Obligations" means all Loans and other Debt, advances, debts, liabilities, obligations, covenants and duties owing by the Company to any Bank or the Agent, any  Affiliate  thereof or any other  Person  required to be  indemnified,  that arises under any Loan Document and any Hedging Obligation of the Company owed to
LaSalle or another Bank or Banks, in each case whether or not for the payment of money,  whether  arising by reason of an  extension of credit,  loan,  guaranty, indemnification  or in any other manner,  whether direct or indirect  (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

     "OFAC" means the Office of Foreign Assets Control of the U.S. Department of
the Treasury

     "Open  Positions"  means, at any time, the amount equal to the Inventory of the Company on hand and firm commitments to purchase Inventory in certain energy commodities  which  are not  offset  by  either a sale  contract  or  derivative arrangement  of the  Company,  as  such  amount  is  more  fully  determined  in
accordance  with  the  Company's   internal  policies  (which  are  commercially
reasonable,  consistent  with the Company's  past  practices and included in the
Company's "Risk Management  Policy," a true,  correct and complete copy of which has been delivered to Agent).

                                       14

     "Operating  Lease"  means any lease of (or other  agreement  conveying  the right to use) any real or personal property by the Company or any Subsidiary, as lessee, other than any Capital Lease.

     "Original Closing Date" means September 30, 2003.

     "PBGC"  means the  Pension  Benefit  Guaranty  Corporation  and any  entity succeeding to any or all of its functions under ERISA.

     "Pari  Passu  Debt"  means  all Debt of the  Company  and its  Subsidiaries incurred or arising under or pursuant to the Pari Passu Loan Documents.

     "Pari Passu Loan Documents" means, collectively,  the Series 1992B Variable
Rate  Industrial  Revenue Bond  Documents,  the Series 1993  Variable  Rate Note
Documents and the Series 1997 7.5% Note Documents.

     "Patriot  Act" means the Uniting  and  Strengthening  America by  Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L.
107-56, as amended.

     "Pension  Plan" means a "pension  plan," as such term is defined in Section
3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer
Pension Plan),  and to which the Company or any member of the  Controlled  Group may have any  liability,  including  any  liability  by reason of having  been a substantial  employer  within the  meaning of Section  4063 of ERISA at any time during  the  preceding  five  years,  or  by  reason  of  being  deemed  to be a contributing sponsor under Section 4069 of ERISA.

     "Person" means any natural person, corporation, partnership, trust, limited liability  company,  association,  governmental  authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

     "PPLM Legal Fees" means,  with respect to any period,  the actual amount of legal fees and expenses paid by the Company and its Subsidiaries with respect to the case of Energy West Resources,  Inc. v PPL Montana,  LLC, CV 01-090-GF-SHE &
CV 01-124-GF-SHE;  provided,  however, such amount shall not exceed: (i) for the
Fiscal Quarter ending September 30, 2002, $240,268,  (ii) for the Fiscal Quarter
ending  December 31, 2002,  $718,264,  (iii) for the Fiscal Quarter ending March
31, 2003, $338,064,  (iv) for the Fiscal Quarter ending June 30, 2003, $256,056, and (v) for each Fiscal Quarter ending  thereafter,  an amount approved by Agent and the Banks in their sole discretion.

     "Pro Rata Share" means, with respect to any Bank, the percentage  specified opposite such Bank's name on Schedule 2.1 hereto,  as adjusted from time to time in accordance with the terms hereof.

     "Property"  means any  interest in any kind of  property or asset,  whether real, personal or mixed, and whether tangible or intangible.

                                       15

     "Property  Loss  Proceeds"  means:  (i) the  aggregate  insurance  proceeds received in connection with one (1) or more related events under any property or other,  similar  insurance policy and (ii) any award or other  compensation with respect to any  condemnation  of Property  (or any  transfer or  disposition  of
Property in lieu of condemnation).

     "Proxy Contest  Costs" means the actual amount of fees,  costs and expenses paid by the Company and its  Subsidiaries  with respect to the  negotiation  and execution  of the  Turkey  Vulture  Settlement  Documents  (i) during the Fiscal
Quarter  ending on September 30, 2003,  not to exceed  $50,631,  (ii) during the
Fiscal Quarter ending on December 31, 2003, not to exceed $493,389, (iii) during the Fiscal Quarter ending on March 31, 2004, not to exceed $5,474,  and (iv) for each Fiscal Quarter ending hereafter,  an amount approved by Agent and the Banks in their sole discretion.

     "RCRA" has the meaning ascribed thereto in Section 9.15.

     "Regulation D" means Regulation D of the FRB.

     "Regulation U" means Regulation U of the FRB.

     "Release" has the meaning  specified in CERCLA and the term  "Disposal" (or
"Disposed")  has the meaning  specified in RCRA;  provided,  in the event either
CERCLA or RCRA is  amended  so as to broaden  the  meaning  of any term  defined thereby,  such  broader  meaning  shall apply as of the  effective  date of such amendment; and provided, further, to the extent that the laws of a state wherein any affected property lies establish a meaning for "Release" or "Disposal" which is broader  than is  specified in either  CERCLA or RCRA,  such broader  meaning shall apply.

     "Required Banks" means Banks having Pro Rata Shares  aggregating  sixty six and two thirds percent (66 2/3%) or more.

     "Responsible  Officer" means the chief executive  officer,  chief financial officer,  treasurer or president  of the  Company,  or any other  officer of the
Company having substantially the same authority and responsibility.

     "Restatement  Effective Date" has the meaning  ascribed  thereto in Section
11.1.

     "Revolving Commitment Amount" means $15,000,000.00, as reduced from time to time pursuant to Section 6.1.

     "Revolving Loan" has the meaning ascribed thereto in Section 2.1.1.

     "Revolving  Outstandings" means, at any time, the sum of: (i) the aggregate principal amount of all outstanding Revolving Loans, plus (ii) the Stated Amount of all Letters of Credit.

                                       16

     "Revolving Termination Date" means the earlier to occur of: (i) October 31,
2004 or (ii) such other date on which the Commitments  with respect to terminate pursuant to Sections 6 or 12.

     "SEC"  means  the   Securities   and  Exchange   Commission  or  any  other
governmental authority succeeding to any of the principal functions thereof.

     "Series 1992B Variable Rate Industrial  Revenue Bond Documents"  means that certain Loan  Agreement  dated as of  September  1, 1992 by and between  Cascade
County,  Montana  and  Great  Falls  Gas  Company  (now  known as  Energy  West,
Incorporated)  relating to that certain Indenture of Trust dated as of September
1, 1992 by and  between  Cascade  County,  Montana  and  Davidson  Trust Co., as
successor Trustee relating to Industrial  Development Revenue Bonds (Great Falls
Gas Company  Project),  together  with each  agreement and  instrument  executed and/or delivered in connection therewith.

     "Series 1993 Variable  Rate Note  Documents"  means that certain  Indenture dated as of June 1, 1993 by and between  Great  Falls Gas Company  (now known as
Energy West,  Incorporated) and U.S. Bank,  National  Association,  as successor
Trustee relating to $7,800,000  Series 1993 Notes,  together with each agreement and instrument executed and/or delivered in connection therewith.

     "Series 1997 7.5% Note Documents" means that certain  Indenture dated as of
August 1, 1997 by and  between  Energy West  Incorporated  and HSBC Bank USA, as successor Trustee relating to $8,000,000 7.50% Notes due June 1, 2012,  together with each  agreement  and  instrument  executed  and/or  delivered in connection therewith.

     "Solvent"  means,  as to any Person at any time, that (a) the fair value of the  Property  of such  Person  is  greater  than the  amount  of such  Person's liabilities  (including  disputed,  contingent and unliquidated  liabilities) as such value is  established  and  liabilities  evaluated  for purposes of Section
101(32)(A) of the Bankruptcy Code and, in the  alternative,  for purposes of the
Uniform  Fraudulent  Transfer  Act; (b) the present fair  saleable  value of the
Property of such Person is not less than the amount that will be required to pay the probable  liability of such person on its debts as they become  absolute and matured;  (c) such Person is able to realize upon its Property and pay its debts
and  other  liabilities   (including   disputed,   contingent  and  unliquidated
liabilities)  as they mature in the normal  course of business;  (d) such Person does  not  intend  to,  and  does  not  believe  that it  will,  incur  debts or liabilities  beyond such Person's  ability to pay as such debts and  liabilities mature; and (e) such Person is not engaged in business or a transaction,  and is not  about to engage in  business  or a  transaction,  for which  such  Person's property would constitute unreasonably small capital.

     "Stated Amount" means,  with respect to any Letter of Credit at any date of determination: (i) the maximum aggregate amount available for drawing thereunder under  any  and  all  circumstances  plus  (ii)  the  aggregate  amount  of  all unreimbursed payments and disbursements under such Letter of Credit.

                                       17

     "Subordinated  Debt"  means  any  unsecured  Debt of the  Company  that has subordination terms, covenants, pricing and other terms which have been approved in writing by the Required Banks.

     "Subsidiary" means, with respect to any Person, a corporation, partnership, limited  liability company or other entity of which such Person and/or its other
Subsidiaries own, directly or indirectly,  such number of outstanding  shares or other ownership  interests as have more than fifty percent (50%) of the ordinary
voting  power  for  the  election  of  directors  or  other   managers  of  such
corporation,  partnership, limited liability company or other entity. Unless the context  otherwise  requires,  each reference to Subsidiaries  herein shall be a
reference   to   Subsidiaries   of   the   Company.   Further,   the   foregoing
notwithstanding,  no Joint Venture shall be deemed a Subsidiary  for purposes of the Loan Documents unless expressly provided otherwise.

     "Suretyship  Liability" means any agreement,  undertaking or arrangement by which any Person  guarantees,  endorses or otherwise  becomes or is contingently liable  upon (by direct or  indirect  agreement,  contingent  or  otherwise,  to provide  funds for  payment,  to  supply  funds to or  otherwise  to invest in a debtor,  or  otherwise  to assure a  creditor  against  loss) any  indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other  distributions  upon the shares of any other Person.  The amount of any
Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal  amount of the debt, obligation or other liability supported thereby.

     "Term Loan A" has the meaning ascribed thereto in subsection 2.1.2(a).

     "Term Loan B" has the meaning ascribed thereto in subsection 2.1.2(b).

     "Term Loans" means, taken together,  Term Loan A and Term Loan B, or either of them.

     "Termination  Date"  means with  respect to any Term Loan,  the date of the last  scheduled  repayment of  principal of such Term Loan  pursuant to Schedule
3.3 hereof.

     "Total Debt" means,  without  duplication,  all Debt of the Company and its
Subsidiaries,  determined on a  consolidated  basis,  excluding:  (i) contingent
obligations  in  respect  of  Suretyship   Liabilities  (except  to  the  extent
constituting  Suretyship  Liabilities  in respect of Debt of a Person other than the Company or any Subsidiary),  (ii) Hedging Obligations, and (iii) Debt of the
Company to  Subsidiaries  and Debt of  Subsidiaries  to the  Company or to other
Subsidiaries  and (iv)  contingent  obligations in respect of undrawn letters of credit.

     "Total  Debt to  Capital  Ratio"  means,  as of the last day of any  Fiscal
Quarter,  the ratio of: (i) Total Debt as of such day to (ii) Capital as of such day.

     "Turkey Vulture Settlement Documents" means that certain Agreement dated as of November 20, 2003 by and among J. Michael Gorman,  Lawrence P. Haren, Richard
M. Osborne,

                                       18

Thomas J. Smith,  Turkey  Vulture Fund XIII,  Ltd.,  an Ohio  limited  liability company, and the Company, together with each agreement,  document and instrument executed and/or delivered in connection therewith.

     "Type of Loan" or "Type of Borrowing" has the meaning  ascribed  thereto in
Section  2.2.1.  The types of Loans or borrowings  under this Agreement are Base
Rate Loans or borrowings and LIBOR Loans or borrowings.

     "UCC" means the Uniform  Commercial  Code as in effect from time to time in the State of Illinois;  provided, that to the extent that the Uniform Commercial
Code is used to define any term herein or in any Loan  Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial
Code,  the  definition  of such term  contained  in Article or  Division 9 shall govern.

     "Unmatured Event of Default" means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

     "VaR" means,  at any time, an amount equal to the  Company's  exposure to a loss (or gain,  as  applicable)  resulting  from a change  in prices of  certain energy commodities, as such loss is more fully determined in accordance with the
"Value at Risk Model" of the Company, a true, correct and complete copy of which has been delivered to the Agent.  For purposes of  clarification,  the "Value at
Risk Model" of the Company shall always  calculate loss (or gain, as applicable)
by taking into account a change of energy commodities prices as it effects:  (i)
the Company's Inventory of such energy commodities,  (ii) the Company's purchase commitments for such energy  commodities,  and (iii) the value (netting of gains and losses) of the portfolio of the Company's derivative arrangements.

     "Wholly-Owned  Subsidiary"  means, as to any Person,  another Person all of the  shares of  capital  stock or other  ownership  interests  of which  (except directors'  qualifying  shares) are at the time directly or indirectly  owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

     1.2 Other Interpretive Provisions.

               (a) The meanings of defined  terms are equally  applicable to the singular and plural forms of the defined terms.

               (b)  Section,   Schedule  and  Exhibit  references  are  to  this
          Agreement unless otherwise specified.

               (c) The term  "including"  is not limiting  and means  "including without limitation."

               (d) In the  computation  of periods of time from a specified date to a later specified date, the word "from" means "from and including";
          the words "to" and

                                       19

          "until" each mean "to but excluding," and the word "through" means "to and including."

               (e) Unless otherwise expressly provided herein: (i) references to
          agreements   (including   this   Agreement)   and  other   contractual
          instruments  shall be deemed to include all subsequent  amendments and other  modifications  thereto,  but only to the extent such amendments and other  modifications  are not  prohibited by the terms of any Loan
          Document,  and (ii)  references to any statute or regulation  shall be
          construed  as  including  all  statutory  and  regulatory   provisions
          amending,  replacing,  supplementing  or interpreting  such statute or regulation.

               (f) This  Agreement and the other Loan  Documents may use several different  limitations,  tests or measurements to regulate the same or similar  matters.  All such  limitations,  tests and  measurements are cumulative and each shall be performed in accordance with its terms.

               (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the
          Company,  the Banks and the other parties thereto and are the products of all parties.  Accordingly,  they shall not be construed against the
          Agent or the Banks merely because of the Agent's or Banks' involvement in their preparation.

               (h) Whenever this Agreement or any other Loan Document  permits a
          Person  to  use  its  "discretion,"  the  parties  hereto  agree  such discretion  shall be exercised by such Person  reasonably  and in good faith.

                                       20

SECTION 2. COMMITMENTS OF THE BANKS; BORROWING,  CONVERSION AND LETTER OF CREDIT
PROCEDURES.

     On the Restatement  Effective Date,  immediately prior to the effectiveness of this  Agreement,  the  principal  amount  of  "Loans"  outstanding  under the
Original  Credit  Agreement  is   $15,229,304.20,   (such  outstanding   "Loans"
collectively are referred to as the "Existing  Loans").  The Company,  Agent and
the Banks agree that: (i) the principal amount of  $7,229,304.20  outstanding of the  Existing  Loans  shall  continue as  Revolving  Loans  hereunder;  (ii) the principal amount of $6,000,000  outstanding of the Existing Loans shall continue as  Term  Loan A  hereunder;  and  (iii)  the  principal  amount  of  $2,000,000 outstanding of the Existing  Loans shall  continue as Term Loan B hereunder,  in each such case  without in any way  causing a novation  of any of the  Company's obligations  under the Original  Credit  Agreement.  The parties  hereto  hereby
acknowledge  and  agree  that,   immediately  upon  the  effectiveness  of  this
Agreement,  the "Commitment  Amount" under the Original Credit  Agreement in the amounts set forth  therein shall be  permanently  and  irrevocably  reduced to a
Revolving Commitment Amount of $15,000,000  hereunder,  and the aggregate amount of the Banks' Pro Rata Shares of the Revolving  Loans hereunder shall not exceed
$15,000,000.  All portions of the Commitment  Amount and the aggregate amount of the Banks' Pro Rata Shares of the Revolving Loans under the Original  Agreement, in each case in excess of $15,000,000,  shall be deemed to have  permanently and irrevocably  expired  as of the  Restatement  Effective  Date and  shall  not be available to the Company for purposes of borrowing Loans hereunder.

     2.1  Commitments.  On and  subject  to the  terms  and  conditions  of this
Agreement,  each of the Banks,  severally and for itself  alone,  agrees to make loans to, and to issue or  participate  in letters of credit for the account of, the Company as follows:

          2.1.1  Revolving  Loan  Commitment.  Each Bank  will  make  loans on a revolving basis  ("Revolving  Loans") from time to time until the Revolving
     Termination Date in such Bank's Pro Rata Share of such aggregate amounts as
     the  Company  may  request  from  all  Banks;   provided,   the   Revolving
     Outstandings  will not at any time exceed the lesser of: (x) the  Revolving
     Commitment Amount and (y) the Borrowing Base. The Company hereby agrees and acknowledges  that, as a result of the  recharacterization  of the Existing
     Loans set forth in this Section 2: (i) the outstanding principal balance of
     the  Revolving   Loans  as  of  the   Restatement   Effective  Date  equals
     $7,229,304.20,  (ii)  the  Revolving  Outstandings  as of  the  Restatement
     Effective Date equals $8,929,304.20,  and (iii) that the recharacterization of the Existing  Loans set forth in this  Section 2 shall not  constitute a novation.

          2.1.2 Term Loan Commitments.

               (a) The  Company,  Agent and the Banks  agree that the  principal amount of $6,000,000  outstanding of the Existing Loans shall continue as a term loan ("Term Loan A") hereunder, without in any way causing a novation of any of the Company's obligations under the Original Credit
          Agreement.

               (b) The  Company,  Agent and the Banks  agree that the  principal amount of $2,000,000  outstanding of the Existing Loans shall continue as a term loan

                                       21

          ("Term  Loan B")  hereunder,  without in any way causing a novation of any of the Company's obligations under the Original Credit Agreement.

          2.1.3 L/C Commitment.

               (a) The Issuing  Bank will issue  standby  letters of credit,  in each case  containing  such terms and  conditions  as are permitted by this  Agreement and are  reasonably  satisfactory  to the Issuing Bank
          (each a "Letter of Credit"),  at the request of and for the account of the  Company  from time to time  before the date which is thirty  (30)
          days prior to the Revolving Termination Date and (b) as more fully set forth in Section 2.3.2,  each Bank agrees to purchase a  participation in each such  Letter of Credit;  provided:  (i) the  aggregate  Stated
          Amount  of  all  Letters  of  Credit  shall  not at  any  time  exceed
          $6,000,000.00 and (ii) the Revolving Outstandings will not at any time exceed the lesser of: (x) the Revolving  Commitment Amount and (y) the
          Borrowing  Base. Any Letters of Credit issued pursuant to the Original
          Credit  Agreement  shall be deemed a "Letter of Credit"  issued  under this Agreement.

     2.2 Loan Procedures.

          2.2.1 Various Types of Loans. Term Loan A and Revolving Loans shall be divided into  tranches  which are,  either a Base Rate Loan or a LIBOR Loan
     (each a "type" of Loan), as the Company shall specify in the related notice of borrowing or conversion  pursuant to Section 2.2.2 or 2.2.3; Term Loan B shall  consist  entirely  of Base Rate Loans.  LIBOR Loans  having the same
     Interest Period are sometimes  called a "Group" or  collectively  "Groups."
     Base Rate  Loans  and LIBOR  Loans  may be  outstanding  at the same  time;
     provided,  however,  no more than five (5) different  Groups of LIBOR Loans shall be  outstanding  at any one (1) time and no LIBOR Loans shall be made when an Event of Default has occurred and is  continuing.  All  borrowings, conversions  and  repayments  of Revolving  Loans shall be effected so that each Bank will have a pro rata share  (according  to its Pro Rata Share) of all types and Groups of Loans.

          2.2.2 Borrowing  Procedures.  The Company shall give written notice or telephonic notice (followed immediately by written confirmation thereof) to the Agent of each proposed  borrowing not later than:  (a) in the case of a
     Base Rate borrowing, 11:00 A.M., Chicago time, on the proposed date of such borrowing,  and (b) in the case of a LIBOR borrowing,  11:00 A.M.,  Chicago time,  at least three (3) Business  Days prior to the proposed date of such borrowing.  Each such notice shall be effective  upon receipt by the Agent, shall be  irrevocable,  and  shall  specify  the date,  amount  and type of borrowing  and,  in the case of a LIBOR  borrowing,  the  initial  Interest
     Period  therefor.  Promptly  upon receipt of such  notice,  the Agent shall advise each Bank  thereof.  Not later than 1:00 P.M.,  Chicago time, on the date of a  proposed  borrowing,  each Bank shall  provide  the Agent at the office  specified by the Agent with  immediately  available  funds covering such Bank's Pro Rata Share of such  borrowing and, so long as the Agent has not received  written  notice that the  conditions  precedent  set forth in
     Section 11 with  respect

                                       22

     to such  borrowing  have not been  satisfied,  the Agent shall pay over the funds received by the Agent to the Company on the requested borrowing date.
     Each borrowing shall be on a Business Day. Each LIBOR borrowing shall be in an aggregate  amount of at least  $100,000  and an integral  multiple of at least $100,000.

          2.2.3 Conversion and Continuation Procedures.

               (a) Subject to Section 2.2.1,  the Company may, upon  irrevocable written notice to the Agent in accordance with clause (b) below:

                    (i) elect,  as of any Business Day, to convert any Revolving
               Loans or any  portion  of Term Loan A (or any part  thereof in an aggregate  amount  not less than  $100,000  or a higher  integral multiple of $100,000) into Loans of the other type; or

                    (ii) elect,  as of the last day of the  applicable  Interest
               Period,  to continue  any LIBOR  Loans  having  Interest  Periods expiring on such day (or any part thereof in an aggregate  amount not less than $100,000 or a higher integral multiple of $100,000)
               for a new Interest Period;

          provided,  however, after giving effect to any prepayment,  conversion or continuation, the aggregate principal amount of each Group of LIBOR
          Loans shall be at least $100,000 and an integral multiple of $100,000.

               (b) The  Company  shall  give  written  or  telephonic  (followed immediately by written  confirmation  thereof)  notice to the Agent of each proposed  conversion or  continuation  not later than: (i) in the case of conversion into Base Rate Loans,  11:00 A.M., Chicago time, on the  proposed  date  of  such  conversion  and  (ii)  in the  case  of conversion into or continuation  of LIBOR Loans,  11:00 A.M.,  Chicago time,  at least three (3) Business  Days prior to the proposed date of such conversion or continuation, specifying in each case:

                    (w) the proposed date of conversion or continuation;

                    (x)  the  aggregate  amount  of  Loans  to be  converted  or continued;

                    (y) the type of Loans resulting from the proposed conversion or continuation; and

                    (z) in the case of  conversion  into,  or  continuation  of,
               LIBOR  Loans,  the  duration  of the  requested  Interest  Period therefor.

               (c) If, upon the expiration of any Interest Period  applicable to
          LIBOR  Loans,  the Company has failed to select  timely a new Interest
          Period to be  applicable  to such LIBOR  Loans,  the Company  shall be deemed to have  elected  to convert  such  LIBOR  Loans into Base Rate
          Loans effective on the last day of such Interest Period.

                                       23

               (d) The Agent will promptly  notify each Bank of its receipt of a notice of  conversion or  continuation  pursuant to this Section 2.2.3 or, if no timely notice is provided by the Company,  of the details of any automatic conversion.

               (e) Any  conversion  of a LIBOR Loan on a day other than the last day of an Interest Period therefor shall be subject to Section 8.4.

               (f)  Notwithstanding  anything contained in this Agreement or any of the other Loan  Documents to the contrary,  no LIBOR Loans shall be made and no continuations of or conversions to LIBOR Loans for so long as an Event of Default has occurred and is continuing

     2.3 Letter of Credit Procedures.

          2.3.1 L/C Applications. The Company shall give notice to the Agent and the  Issuing  Bank of the  proposed  issuance of each Letter of Credit on a
     Business  Day which is at least  three (3)  Business  Days (or such  lesser number  of days as the  Agent  and the  Issuing  Bank  shall  agree  in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C  Application,  duly  executed  by the  Company  and in all  respects satisfactory  to the Agent and the Issuing  Bank,  together with such other documentation  as the Agent or the  Issuing  Bank may  request  in  support thereof, it being understood that each L/C Application shall specify, among other  things,  the date on which  the  proposed  Letter of Credit is to be issued,  the  expiration  date of such Letter of Credit (which shall not be later  than the  earlier  to occur of:  (x) one (1) year  after the date of issuance  thereof  and  (y) in the  event  LaSalle  is not  the  only  Bank hereunder,  thirty (30) days prior to the scheduled  Revolving  Termination
     Date) and whether such Letter of Credit is to be  transferable  in whole or in part. So long as the Issuing Bank has not received  written  notice that the  conditions  precedent  set forth in  Section  11 with  respect  to the issuance of such Letter of Credit have not been satisfied, the Issuing Bank shall  issue such  Letter of Credit on the  requested  issuance  date.  The
     Issuing Bank shall promptly advise the Agent of the issuance of each Letter of Credit  and of any  amendment  thereto,  extension  thereof  or event or circumstance  changing the amount available for drawing thereunder.  In the event of any  inconsistency  between  the terms of any L/C  Application  or documents  executed  pursuant thereto and the terms of this Agreement,  the terms of this Agreement shall control;  provided,  that, as long as LaSalle is the Issuing Bank,  the terms of the L/C LaSalle  Master Letter of Credit
     Agreement  shall  govern  and  control  in the  event of any  inconsistency between the terms of this  Agreement  and the L/C LaSalle  Master Letter of
     Credit Agreement.

          2.3.2  Participations  in  Letters of  Credit.  Concurrently  with the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and  transferred  to each  other  Bank,  and each  other Bank shall be deemed irrevocably and  unconditionally to have purchased and received from the Issuing Bank,  without recourse or warranty,  an undivided interest and participation,  to the extent of such other Bank's Pro Rata Share,  in such
     Letter of Credit and the Company's  reimbursement  obligations with respect thereto. For the

                                       24

     purposes of this Agreement,  the  unparticipated  portion of each Letter of
     Credit shall be deemed to be the Issuing  Bank's  "participation"  therein.
     The Issuing Bank hereby  agrees,  upon request of the Agent or any Bank, to deliver  to the Agent or such  Bank a list of all  outstanding  Letters  of
     Credit issued by the Issuing Bank,  together with such information  related thereto as the Agent or such Bank may reasonably request.

          2.3.3 Reimbursement  Obligations.  The Company hereby  unconditionally and  irrevocably  agrees to reimburse  the Issuing Bank for each payment or disbursement  made by the Issuing Bank under any Letter of Credit  honoring any demand for payment made by the beneficiary thereunder,  in each case on the date  that  such  payment  or  disbursement  is made.  Any  amount  not reimbursed on the date of such payment or disbursement  shall bear interest from the date of such payment or  disbursement to the date that the Issuing
     Bank is reimbursed by the Company  therefor,  payable on demand,  at a rate per annum  equal to the Base Rate from time to time in effect  from time to time in effect plus,  beginning on the third  Business Day after receipt of notice from the Issuing Bank of such payment or  disbursement,  two percent
     (2%).  The Issuing Bank shall notify the Company and the Agent whenever any demand for  payment  is made under any Letter of Credit by the  beneficiary thereunder;  provided,  the  failure of the  Issuing  Bank to so notify the
     Company shall not affect the rights of the Issuing Bank or the Banks in any manner whatsoever.

          2.3.4  Limitation  on  Obligations  of Issuing  Bank.  In  determining whether to pay under any Letter of Credit,  the Issuing Bank shall not have any  obligation  to the Company or any Bank other than to confirm  that any documents  required to be delivered  under such Letter of Credit  appear to
     have  been   delivered  and  appear  to  comply  on  their  face  with  the requirements  of such Letter of Credit.  Any action  taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if  taken  or  omitted  in the  absence  of gross  negligence  and  willful misconduct,  shall not impose upon the Issuing  Bank any  liability  to the
     Company  or  any  Bank  and  shall  not  reduce  or  impair  the  Company's reimbursement  obligations set forth in Section 2.3.3 or the obligations of the Banks pursuant to Section 2.3.5.

          2.3.5  Funding by Banks to Issuing Bank. If the Issuing Bank makes any payment or disbursement  under any Letter of Credit and the Company has not reimbursed  the Issuing  Bank in full for such payment or  disbursement  by
     11:00 A.M.,  Chicago time, on the date of such payment or disbursement,  or if any  reimbursement  received by the Issuing  Bank from the Company is or
     must  be  returned  or  rescinded   upon  or  during  any   bankruptcy   or
     reorganization  of the  Company  or  otherwise,  each  other  Bank shall be obligated to pay to the Agent for the account of the Issuing  Bank, in full or  partial  payment of the  purchase  price of its  participation  in such
     Letter of Credit,  its Pro Rata Share of such payment or disbursement  (but no such payment shall diminish the obligations of the Company under Section
     2.3.3),  and, upon notice from the Issuing Bank,  the Agent shall  promptly
     notify  each  other  Bank  thereof.   Each  other  Bank   irrevocably   and
     unconditionally  agrees  to so pay to the  Agent in  immediately  available funds for the Issuing  Bank's  account the amount of such other  Bank's Pro
     Rata Share of such payment or  disbursement.  If and to the extent any Bank shall not have  made  such  amount  available  to the  Agent by

                                       25

     2:00 P.M.,  Chicago  time,  on the Business Day on which such Bank receives notice from the Agent of such payment or disbursement  (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following  Business Day), such  Bank  agrees  to pay  interest  on such  amount  to the Agent for the
     Issuing Bank's account forthwith on demand, for each day from the date such amount was to have been  delivered  to the Agent to the date such amount is paid,  at a rate per annum equal to: (a) for the first three (3) days after demand,  the  Federal  Funds  Rate  from  time to time  in  effect  and (b)
     thereafter,  the Base Rate from time to time in effect.  Any Bank's failure to make  available  to the Agent its Pro Rata Share of any such  payment or disbursement  shall not relieve any other Bank of its obligation  hereunder to make  available  to the Agent such  other  Bank's Pro Rata Share of such payment, but no Bank shall be responsible for the failure of any other Bank to make available to the Agent such other Bank's Pro Rata Share of any such payment or disbursement.

     2.4 Commitments  Several.  The failure of any Bank to make a requested Loan on any date shall not relieve any other Bank of its  obligation (if any) to make a Loan on such date,  but no Bank shall be  responsible  for the  failure of any other Bank to make any Loan to be made by such other Bank.

     2.5  Certain  Conditions.  Notwithstanding  any  other  provision  of  this
Agreement,  no Bank shall have an  obligation to make any Loan, or to permit the continuation  of or any  conversion  into any LIBOR Loan,  and the Issuing  Bank shall not have any obligation to issue any Letter of Credit, if: (i) an Event of
Default  or  Unmatured  Event  of  Default  exists  or (ii)  the last day of the
Interest Period for such Loan would be on or past the Revolving Termination Date or Termination Date (as applicable) of such Loan.

SECTION 3.  NOTES EVIDENCING LOANS.

     3.1 Notes.  The Loans of each Bank shall be evidenced by a promissory  note
(each a  "Note")  substantially  in the  form  set  forth  in  Exhibit  A,  with appropriate  insertions,  payable to the order of such Bank in a face  principal amount  equal  to the  sum of  such  Bank's  Pro  Rata  Share  of the  Revolving
Commitment Amount plus the principal amount of such Bank's Term Loans.

     3.2 Recordkeeping.  Each Bank shall record in its records, or at its option on the schedule  attached to its Note,  the date and amount of each Loan made by such Bank,  each repayment or conversion  thereof and, in the case of each LIBOR
Loan, the dates on which each Interest Period for such Loan shall begin and end.
The  aggregate   unpaid   principal  amount  so  recorded  shall  be  rebuttable
presumptive  evidence of the principal amount owing and unpaid on such Note. The failure  to so record  any such  amount or any  error in so  recording  any such amount shall not,  however,  limit or otherwise  affect the  obligations  of the
Company  hereunder or under any Note to repay the principal  amount of the Loans evidenced by such Note together with all interest accruing thereon

     3.3 Maturity.  (i) The Revolving  Loan shall mature,  and the Company shall repay all unpaid Obligations in full with respect to the Revolving Loan no later than on the Revolving Termination Date and (ii) the Term Loans shall mature, and the Company  shall  repay the

                                       26

outstanding principal amounts thereof through periodic payments on the dates and in the amounts set forth on Schedule 3.3 hereto, and the Company shall repay any outstanding  Obligations  with respect to each of Term Loan A and Term Loan B on the Termination Date applicable to each of them.

SECTION 4.  INTEREST.

     4.1  Interest  Rates.  The Company  promises to pay  interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until (but not including such date as) such Loan is paid in full as follows:

                    (a) at all times  while such Loan is a Base Rate Loan,  at a rate per  annum  equal to the sum of the Base  Rate plus the Base
               Rate Margin  applicable to such Loan in effect from time to time;
               and

                    (b) at all times while such Loan is a LIBOR Loan,  at a rate per annum equal to the sum of LIBOR  applicable  to the  Interest
               Period  for such Loan plus the LIBOR  Margin  applicable  to such
               Loan in effect from time to time;

provided,  at any time an Event of Default exists,  if requested by the Required
Banks,  the interest rate applicable to each Loan shall be equal to the interest rate  applicable  to Base Rate Loans plus three  percent  (3.00%),  all of which shall be  payable  on  demand.  Additionally,  at any time any Event of  Default exist,  all other amounts,  fees and sums owing to the Agent and the Banks under this Agreement and the other Loan Documents,  if requested by the Required Banks and to the extent  permitted under applicable law, shall bear interest at a rate per annum  equal to the sum of the Base Rate from time to time in  effect,  plus two percent (2%), all of which shall be payable on demand.

     4.2 Interest  Payment Dates.  Accrued interest on each Base Rate Loan shall be  payable  in  arrears  on the  last  day of each  calendar  month  and on the
Revolving Termination Date and Termination Date, as applicable. Accrued interest on each LIBOR Loan  shall be  payable  on the last day of each  Interest  Period relating  to such Loan and on the  Revolving  Termination  Date and  Termination
Date, as applicable (and, in the case of a LIBOR Loan with a six-month  Interest
Period (or such other  longer  Interest  Period  agreed  upon by the Company and
Agent), on the three-month  anniversary of the first day of such Interest Period and on  every  subsequent  three-month  anniversary  of the  first  day of  such
Interest Period (as applicable)). On and after the Revolving Termination Date or
Termination Date, as applicable,  accrued interest on all Loans shall be payable on demand.

     4.3 Setting and Notice of LIBOR.  The  applicable  LIBOR for each  Interest
Period shall be  determined by the Agent,  and notice  thereof shall be given by the Agent  promptly  to the  Company and each Bank.  Each  determination  of the applicable  LIBOR by the Agent shall be conclusive  and binding upon the parties hereto,  in the absence of  demonstrable  error.  The Agent shall,  upon written request  of the  Company  or any Bank,  deliver  to the  Company  or such Bank a statement  showing  the  computations  used  by the  Agent  in  determining  any applicable LIBOR hereunder.

                                       27

     4.4  Computation  of Interest.  Interest on each Loan shall be computed for the  actual  number  of days  elapsed  (including  the  day a Loan  is made  but excluding  the day it is repaid) on the basis of a year of three  hundred  sixty
(360) days.  The  applicable  interest rate for each Base Rate Loan shall change simultaneously with each change in the Base Rate.

     4.5  Maximum   Rate  of   Interest.   Anything   herein  to  the   contrary
notwithstanding,  the  obligations of the Company  hereunder and under the Notes shall be  subject to the  limitation  that  payments  of  interest  shall not be required, for any period for which interest in computed hereunder, to the extent
(but only to the extent) that  contracting  for or receiving such payment by the respective  Bank would be contrary to the  provisions  of any law  applicable to such Bank limiting the highest rate of interest which may be lawfully contracted for,  charged or received by such Bank,  and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

SECTION 5.  FEES.

     5.1 Commitment  Fee. The Company agrees to pay to the Agent for the account of each Bank a commitment fee, for the period from the Original  Closing Date to the Revolving  Termination  Date, at the Commitment Fee Rate in effect from time to time of such  Bank's  Pro Rata Share (as  adjusted  from time to time) of the unused amount of the Revolving Commitment Amount;  provided, if requested by the
Required Banks,  the rate  applicable  shall be increased by two percent (2%) at any time that an Event of Default  exists.  For  purposes of  calculating  usage under this Section,  the Revolving Commitment Amount shall be deemed used to the extent of the  aggregate  principal  amount of all  outstanding  Loans  plus the
Stated Amount of all Letters of Credit.  Such commitment fee shall be payable in arrears on the last Business Day of each  calendar  quarter and on the Revolving
Termination  Date for any period then ending for which such commitment fee shall not have  previously  been paid.  The  commitment  fee shall be computed for the actual  number of days  elapsed  on the basis of a year of three  hundred  sixty
(360) days.

     5.2 Letter of Credit Fees.

                    (a) The  Company  agrees to pay to the Agent for the account of each  Bank a letter of  credit  fee for each  Letter of Credit equal to the L/C Fee  Rate in  effect  from  time to time of such
               Bank's  Pro Rata  Share  (as  adjusted  from time to time) of the undrawn amount of such Letter of Credit  (computed for the actual number of days  elapsed  on the basis of a year of three  hundred sixty (360) days);  provided, if requested by the Required Banks, the rate  applicable  to each Letter of Credit shall be increased by two percent (2%) at any time that an Event of Default  exists.
               Such letter of credit fee shall be payable in arrears on the last day of each  calendar  quarter and on the  Revolving  Termination
               Date (or such later date on which such  Letter of Credit  expires or is terminated) for the period from the date of the issuance of each  Letter  of Credit  (or the last day on which the  letter of credit  fee was paid  with  respect  thereto)  to the  date  such payment is due or, if  earlier,  the date on which such Letter of
               Credit expired or was terminated.

                    (b) In addition,  with respect to each Letter of Credit, the
               Company  agrees to pay to the Issuing Bank,  for its own account:
               (i) such fees and expenses as the

                                       28

               Issuing  Bank   customarily   requires  in  connection  with  the
               issuance,   negotiation,   processing  and/or  administration  of
               letters  of credit  in  similar  situations  and (ii) a letter of credit  fronting  fee in the amount and at the times agreed to by the Company and the Issuing Bank.

     5.3 Upfront Fees. The Company agrees to pay to the Agent for the account of each Bank on the  Restatement  Effective  Date an  upfront  fee in the amount of
$120,000  (and the Agent  agrees to  promptly  forward to each Bank a portion of such upfront fee in the amount  previously  agreed to between the Agent and such
Bank),  which fee shall be deemed to be fully-earned and  non-refundable  on the
Restatement Effective Date.

     5.4 Agent's Fees.  The Company agrees to pay to the Agent such agent's fees as are mutually agreed to from time to time by the Company and the Agent.

SECTION  6.  REDUCTION  OR  TERMINATION  OF  THE  REVOLVING  COMMITMENT  AMOUNT;
PREPAYMENTS AND PAYMENTS.

     6.1 Reduction or Termination of the Revolving Commitment Amount.

               6.1.1  Voluntary   Reduction  or  Termination  of  the  Revolving
          Commitment  Amount. The Company may from time to time on at least five
          (5) Business  Days prior written  notice  received by the Agent (which shall  promptly  advise  each Bank  thereof)  permanently  reduce  the
          Revolving  Commitment  Amount to an amount not less than the Revolving
          Outstandings.  Any such reduction  shall be in an amount not less than
          $1,000,000 or a higher integral  multiple of $1,000,000.  Concurrently with any  reduction of the Revolving  Commitment  Amount to zero ($0), the  Company  shall  pay all  interest  on the  Revolving  Loans,  all commitment  fees  and  all  letter  of  credit  fees  and  shall  Cash
          Collateralize  in full all  obligations  arising  with  respect to the
          Letters of Credit.

               6.1.2 Reserved

               6.1.3 All  Reductions of the  Revolving  Commitment  Amount.  All
          reductions  of  the  Revolving  Commitment  Amount  shall  reduce  the
          Revolving  Commitments  pro rata  among the Banks  according  to their respective Pro Rata Shares.

     6.2 Prepayments.

               6.2.1  Voluntary  Prepayments.  The Company may from time to time prepay the Loans in whole or in part; provided, the Company shall give the Agent (which shall  promptly  advise each Bank) notice thereof not later than 11:00 A.M.,  Chicago  time,  on the day of such  prepayment
          (which shall be a Business  Day),  specifying  the Loans to be prepaid and the date and amount of  prepayment.  Any such  partial  prepayment shall be in an amount equal to $100,000 or a higher integral  multiple of  $100,000.  Any amount of  Revolving  Loans  which are  voluntarily prepaid may be reborrowed,  subject to the conditions contained herein and in the other Loan Documents for such borrowings.

                                       29

               6.2.2 Mandatory Prepayments.

                    (a) The Company  shall make a  prepayment  of the Loans upon the  occurrence  of any  of  the  following  (each  a  "Mandatory
               Prepayment  Event") at the  following  times and in the following amounts (such applicable amounts being referred to as "Designated
               Proceeds"):

                         (i) concurrently with the receipt by the Company or any
                    Subsidiary  of any Net Cash Proceeds from any Asset Sale, in an amount  equal to one hundred  percent  (100%) of such Net
                    Cash Proceeds;  provided, however, in the event that, at the time of any such sale,  no Event of Default  shall  exist or shall  result  from such sale,  the Company may retain up to
                    $500,000 in the aggregate of the Net Cash Proceeds resulting from all such  Asset  Sales  which have  occurred  since the
                    Original  Closing  Date;  provided,   further,   that  if  a
                    mandatory  prepayment  of the Loans is required  pursuant to this  subsection  6.2(a)(i)  and (x) no Event of Default has occurred and is continuing  and (y) the amount of Designated
                    Proceeds with respect to such Asset Sale is (A) less than or equal to $2,000,000, such prepayment shall be applied to the
                    Loans as the Company  elects  (provided  that if the Company elects  to apply  such  prepayment(s)  to Term  Loan A, such payment(s) shall be applied to the  installments  thereof in the inverse  order of their  maturity),  or (B) in excess of
                    $2,000,000 such prepayment  shall be applied first, pro rata between  the Term Loans in inverse  order of maturity to the respective remaining  installments  thereof,  second, to the
                    Revolving Loans, and third, to any other Obligations;

                         (ii)  concurrently  with the  receipt by the Company or
                    any Subsidiary of any Net Cash Proceeds from any issuance of any Debt excluding the proceeds of Debt permitted by clauses
                    (a) through  (i) of Section  10.7),  an amount  equal to one hundred percent (100%) of such Net Cash Proceeds,  provided,
                    further,   mandatory   prepayments   under  this  subsection
                    6.2(a)(ii) shall be applied first, pro rata between the Term
                    Loans  in  inverse  order  of  maturity  to  the  respective remaining  installments  thereof,  second,  to the Revolving
                    Loans, and third, to any other Obligations;

                         (iii)  concurrently  upon receipt by the Company or any
                    Subsidiary of the Company of any Property Loss Proceeds,  in
                    an amount equal to such  Property Loss  Proceeds;  provided, the  recipient  (other  than  Agent)  of any  payment  which constitutes Property Loss Proceeds may reinvest such payment within one hundred eighty (180) days, in replacement  assets comparable  to the  assets  giving  rise  to  such  payment;
                    provided,   further,   if  the  Company  or  its  applicable
                    Subsidiary  does not intend to reinvest such payment,  or if the time period set forth in this sentence  expires  without such Person  having  reinvested  such  payment,  the Company shall prepay the Loans in an amount  equal to such  payment;
                    provided,   further,   mandatory   prepayments   under  this
                    subsection  6.2(a)(iii)  shall be  applied  first,  pro rata

                                       30

                    between  the Term Loans in inverse  order of maturity to the respective remaining  installments  thereof,  second, to the
                    Revolving Loans, and third, to any other Obligations;

                         (iv)  concurrently  with the  receipt by the Company or
                    any  Subsidiary of the Company (or any Joint Venture) of any
                    proceeds of or relating to any  Existing  Claim in an amount greater than or equal to $15,000, whether as a result of any
                    award,   settlement,   order,   judgment,   liquidation   or
                    otherwise,  an amount equal to one hundred percent (100%) of such proceeds (or, if received by such Joint Venture,  in an amount at least equal to the Company's ownership  percentage of such proceeds  when,  but only when,  distributed by such
                    Joint  Venture  to  the  Company  or any  Subsidiary  of the
                    Company);  provided,  that mandatory  prepayments under this subsection  6.2(a)(iv)  shall be  applied  to the  Revolving
                    Loans, or, if no Revolving Loans are then outstanding,  such proceeds may be retained by the Company; and

                         (v) concurrently with the receipt by the Company or any
                    Subsidiary  of any  Net  Cash  Proceeds  from  a New  Equity
                    Infusion in an amount equal to or less than the  outstanding amount of Term Loan B, such  payment  to be  applied  to the
                    Term  Loan  B,  or,  if Term  Loan B has  been  repaid,  the proceeds may be retained by the Company.

                    (b) If on any  day the  Revolving  Outstandings  exceed  the
               Borrowing  Base,  the  Company  shall   immediately   prepay  the
               Revolving Loans and/or Cash Collateralize the outstanding Letters of Credit,  or do a combination  of the  foregoing,  in an amount sufficient to eliminate such excess.

                    (c) If on any day on which the Revolving Outstandings exceed the Revolving  Commitment  Amount,  the Company shall immediately prepay the Revolving Loans or Cash  Collateralize the outstanding
               Letters of Credit,  or do a combination of the  foregoing,  in an amount sufficient to eliminate such excess.

     6.3 Miscellaneous Prepayment Provisions.  Any partial prepayment of a Group of LIBOR  Loans  shall be subject to the  proviso to  subsection  2.2.3(a).  Any prepayment  of a LIBOR  Loan on a day  other  than the  last day of an  Interest
Period therefor shall include  interest on the principal amount being repaid and shall be  subject to Section  8.4.  Except as  otherwise  provided  herein,  all prepayments  of Term Loans shall be applied  pro rata  between the Term Loans in the inverse order of maturity to the respective remaining installments thereof.

     6.4 Payment of Loans.  Each  Revolving Loan made by each Bank shall be paid in full on the Revolving  Termination  Date and the Term Loans made by each Bank shall be paid in installments of the Term Loans as set forth on Schedule 3.1.

SECTION 7.  MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

     7.1 Making of  Payments.  All  payments of  principal of or interest on the
Notes, and of all fees, shall be made by the Company to the Agent in immediately available  funds at the  office

                                       31

specified by the Agent not later than noon,  Chicago  time, on the date due; and
funds  received  after  that hour shall be deemed to have been  received  by the
Agent on the  following  Business  Day.  Provided  that  such  Bank has made all payments  required  to be made by it under  this  Agreement  and the other  Loan
Documents,  the Agent  shall  promptly  remit to each Bank its share of all such payments  received in collected funds by the Agent for the account of such Bank.
All payments under Section 8.1 shall be made by the Company directly to the Bank entitled thereto.

     7.2  Application of Certain  Payments.  Each payment of principal  shall be applied to such Loans as the  Company  shall  direct by notice to be received by the Agent on or before  the date of such  payment  or,  in the  absence  of such notice,  as the Agent shall determine in its discretion.  Concurrently with each remittance to any Bank of its share of any such payment,  the Agent shall advise such Bank as to the application of such payment.

     7.3 Due Date  Extension.  If any  payment of  principal  or  interest  with respect to any of the Loans,  or of any fees,  falls due on a day which is not a
Business Day, then such due date shall be extended to the immediately  following
Business Day (unless,  in the case of a LIBOR Loan, such  immediately  following
Business Day is the first Business Day of a calendar  month,  in which case such due date shall be the  immediately  preceding  Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

     7.4 Setoff. The Company agrees that the Agent and each Bank have all rights of set-off  and  bankers'  lien  provided  by  applicable  law,  and in addition thereto,  the Company agrees that at any time any Event of Default  exists,  the
Agent and each Bank may apply to the payment of any  obligations  of the Company hereunder,  whether or not then due, any and all  balances,  credits,  deposits, accounts  or moneys of the  Company  then or  thereafter  with the Agent or such
Bank.

     7.5  Proration of  Payments.  If any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise, but  excluding  any  payment  pursuant  to Section  8.7 or 14.9 and  payments of interest on any  Affected  Loan) on account of  principal  of or interest on any
Loan (or on account of its  participation  in any Letter of Credit) in excess of its pro rata share of  payments  and other  recoveries  obtained by all Banks on account of principal of and interest on the Loans (or such  participation)  then held by them, such Bank shall purchase from the other Banks such  participations in the Loans (or  sub-participations in Letters of Credit) held by them as shall be necessary to cause such  purchasing Bank to share the excess payment or other recovery  ratably  with each of them;  provided,  if all or any  portion  of the excess  payment or other recovery is thereafter  recovered from such  purchasing
Bank,  the purchase  shall be rescinded and the purchase  price  restored to the extent of such recovery.

     7.6 Taxes. All payments of principal of, and interest on, the Loans and all other  amounts  payable  hereunder  shall be made free and clear of and  without deduction for any present or future income, excise, stamp or franchise taxes and other  taxes,  fees,  duties,  withholdings  or  other  charges  of  any  nature whatsoever imposed by any taxing authority,  excluding franchise taxes and taxes imposed on or measured by any Bank's net income or  receipts  (all  non-excluded items being called "Taxes"). If any withholding or deduction from any payment to be made by the Company hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Company will:

                                       32

                    (a) pay directly to the relevant  authority  the full amount required to be so withheld or deducted;

                    (b)  promptly  forward to the Agent an  official  receipt or other  documentation  satisfactory  to the Agent  evidencing such payment to such authority; and

                    (c) pay to the  Agent  for the  account  of the  Banks  such additional  amount as is  necessary to ensure that the net amount actually  received  by each Bank will equal the full  amount such
               Bank would have  received  had no such  withholding  or deduction been required.

Moreover,  if any Taxes are directly asserted against the Agent or any Bank with respect to any payment  received by the Agent or such Bank hereunder,  the Agent or such  Bank  may pay  such  Taxes  and the  Company  will  promptly  pay  such additional amounts (including any penalty,  interest or expense) as is necessary in order that the net amount  received by such Person  after the payment of such
Taxes  (including  any Taxes on such  additional  amount) shall equal the amount such Person would have received had such Taxes not been asserted.

     If the Company  fails to pay any Taxes when due to the  appropriate  taxing authority  or fails to remit to the Agent,  for the  account  of the  respective
Banks, the required receipts or other required documentary evidence, the Company shall indemnify the Banks for any incremental Taxes,  interest or penalties that may become payable by any Bank as a result of any such failure.  For purposes of this  Section 7.6, a  distribution  hereunder by the Agent or any Bank to or for the account of any Bank shall be deemed a payment by the Company.

     Each Bank that:  (a) is organized  under the laws of a  jurisdiction  other than the  United  States of  America  or a state  thereof  and (b)(i) is a party hereto on the  Restatement  Effective  Date or (ii)  becomes an  assignee  of an interest  under  this  Agreement  under  Section  14.9.1  after the  Restatement
Effective Date (unless such Bank was already a Bank hereunder  immediately prior to such  assignment)  shall execute and deliver to the Company and the Agent one or more (as the  Company  or the Agent may  reasonably  request)  United  States
Internal  Revenue  Service  Form  W8EC or Form  W8BEN  or such  other  forms  or documents,  appropriately completed, as may be applicable to establish that such
Bank is exempt from  withholding or deduction of Taxes. The Company shall not be required to pay  additional  amounts to any Bank pursuant to this Section 7.6 to the extent that the  obligation  to pay such  additional  amounts would not have arisen but for the failure of such Bank to comply with this paragraph.

SECTION 8.  INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS.

     8.1 Increased Costs.

                    (a) If,  after  the date  hereof,  the  adoption  of, or any change in, any applicable law, rule or regulation,  or any change in the  interpretation  or  administration of any applicable law, rule or regulation by any governmental

                                       33

               authority,  central bank or  comparable  agency  charged with the interpretation  or administration  thereof,  or compliance by any
               Bank (or any  LIBOR  Office of such  Bank)  with any  request  or directive  (whether  or not  having the force of law) of any such authority, central bank or comparable agency:

                         (i) shall subject any Bank (or any LIBOR Office of such
                    Bank) to any tax,  duty or other  charge with respect to its
                    LIBOR Loans, its Note or its obligation to make LIBOR Loans, or shall  change the basis of  taxation  of  payments to any
                    Bank of the  principal  of or interest on its LIBOR Loans or any other amounts due under this Agreement in respect of its
                    LIBOR Loans or its  obligation  to make LIBOR Loans  (except for  changes in the rate of tax on the overall net income of such Bank or its LIBOR Office imposed by the jurisdiction in which such Bank's principal executive office or LIBOR Office is located);

                         (ii)  shall  impose,  modify  or  deem  applicable  any
                    reserve  (including  any  reserve  imposed  by the FRB,  but excluding  any  reserve  included  in the  determination  of interest rates  pursuant to Section 4),  special  deposit or similar  requirement against assets of, deposits with or for the account of, or credit extended by any Bank (or any LIBOR
                    Office of such Bank); or

                         (iii)  shall  impose on any Bank (or its LIBOR  Office)
                    any other condition  affecting its LIBOR Loans,  its Note or its obligation to make LIBOR Loans;

               and the result of any of the foregoing is to increase the cost to
               (or to impose a cost on) such  Bank (or any LIBOR  Office of such
               Bank) of making or  maintaining  any LIBOR Loan, or to reduce the amount of any sum  received  or  receivable  by such Bank (or its
               LIBOR Office) under this Agreement or under its Note with respect thereto,  then upon  demand by such Bank (which  demand  shall be accompanied  by a  statement  setting  forth  the  basis for such demand  and a  calculation  of the amount  thereof in  reasonable detail,  a copy of which shall be  furnished  to the Agent),  the
               Company shall pay directly to such Bank such additional amount as will  compensate  such  Bank  for  such  increased  cost  or such reduction.

                    (b) If any Bank shall  reasonably  determine that any change in, or the adoption or phase-in of, any  applicable  law, rule or regulation  regarding  capital  adequacy,  or any  change  in the interpretation  or  administration  thereof  by any  governmental authority,  central bank or  comparable  agency  charged with the interpretation  or administration  thereof,  or compliance by any
               Bank or any  Person  controlling  such Bank with any  request  or directive  regarding  capital adequacy (whether or not having the force of law) of any such  authority,  central bank or comparable agency,  has or would  have the  effect of  reducing  the rate of return on such Bank's or such  controlling  Person's capital as a consequence  of such Bank's  obligations  hereunder  or under any
               Letter of Credit to a level  below  that  which such

                                       34

               Bank or such controlling  Person could have achieved but for such
               change,   adoption,   phase-in   or   compliance   (taking   into
               consideration  such Bank's or such controlling  Person's policies with  respect to capital  adequacy)  by an amount  deemed by such
               Bank or such controlling Person to be material, then from time to time, upon demand by such Bank (which demand shall be accompanied by a  statement  setting  forth the basis for such  demand  and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Agent),  the Company shall pay to such Bank such additional  amount as will compensate such Bank or such controlling Person for such reduction.

     8.2 Basis for  Determining  Interest  Rate  Inadequate  or Unfair.  If with respect to any Interest Period:

                    (a) deposits in Dollars (in the applicable  amounts) are not being offered to the Agent in the interbank eurodollar market for
               such  Interest   Period,   or  the  Agent  otherwise   reasonably
               determines (which  determination  shall be binding and conclusive on the Company)  that by reason of  circumstances  affecting  the interbank  eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR; or

                    (b) Banks having  aggregate Pro Rata Shares of forty percent
               (40%) or more  advise the Agent that LIBOR as  determined  by the
               Agent will not  adequately  and fairly  reflect  the cost to such
               Banks of  maintaining  or funding  LIBOR Loans for such  Interest
               Period (taking into account any amount to which such Banks may be entitled  under  Section  8.1) or that the  making or  funding of
               LIBOR  Loans  has  become  impracticable  as a result of an event occurring  after the date of this Agreement  which in the opinion of such Banks materially affects such Loans;

then the Agent shall promptly  notify the other parties  thereof and, so long as such circumstances shall continue:  (i) no Bank shall be under any obligation to make or  convert  into  LIBOR  Loans  and (ii) on the  last  day of the  current
Interest  Period for each LIBOR  Loan,  such Loan  shall,  unless then repaid in full, automatically convert to a Base Rate Loan.

     8.3 Changes in Law Rendering LIBOR Loans Unlawful. If any change in, or the
adoption  of  any  new,  law,  rule  or   regulation,   or  any  change  in  the
interpretation  of any applicable law, rule or regulation by any governmental or other regulatory body charged with the  administration  thereof,  should make it
(or in the good faith  judgment of any Bank cause a  substantial  question as to whether it is) unlawful for any Bank to make, maintain or fund LIBOR Loans, then such Bank shall promptly notify each of the other parties hereto and, so long as such  circumstances  shall  continue:  (a) such Bank shall have no obligation to make or convert  into LIBOR  Loans (but shall make Base Rate Loans  concurrently with the making of or conversion  into LIBOR Loans by the Banks which are not so affected,  in each case in an amount  equal to the amount of LIBOR  Loans  which would be made or converted into by such Bank at such time in the absence of such circumstances)  and (b) on the last day of the current  Interest Period for each
LIBOR  Loan of such Bank  (or,  in any  event,  on such  earlier  date as may be required by the relevant  law,  regulation or  interpretation),  such LIBOR Loan shall,  unless then repaid in full,

                                       35

automatically  convert to a Base Rate  Loan.  Each Base Rate Loan made by a Bank which, but for the circumstances described in the foregoing sentence, would be a
LIBOR Loan (an "Affected Loan") shall remain  outstanding for the same period as the Group of LIBOR Loans of which such Affected Loan would be a part absent such circumstances.

     8.4 Funding Losses.  The Company hereby agrees that upon demand by any Bank
(which demand shall be  accompanied  by a statement  setting forth the basis for the amount being claimed,  a copy of which shall be furnished to the Agent), the
Company will indemnify such Bank against any net loss or expense which such Bank may sustain or incur  (including  any net loss or expense  incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain any LIBOR Loan), as reasonably determined by such Bank, as a result of: (a) any payment,  prepayment  or conversion of any LIBOR Loan of such
Bank on a date  other  than the last day of an  Interest  Period  for such  Loan
(including  any  conversion  pursuant to Section  8.3) or (b) any failure of the
Company to borrow,  prepay,  convert or  continue  any Loan on a date  specified therefor  in a notice  of  borrowing,  prepayment,  conversion  or  continuation pursuant to this Agreement.  For this purpose, all notices to the Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.5 Right of Banks to Fund through Other  Offices.  Each Bank may, if it so elects,  fulfill its commitment as to any LIBOR Loan by causing a foreign branch or  Affiliate  of such Bank to make such Loan;  provided,  in such event for the purposes of this  Agreement  such Loan shall be deemed to have been made by such
Bank and the obligation of the Company to repay such Loan shall  nevertheless be to such Bank and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

     8.6  Discretion  of Banks as to  Manner  of  Funding.  Notwithstanding  any
provision of this Agreement to the contrary, each Bank shall be entitled to fund and  maintain  its funding of all or any part of its Loans in any manner it sees fit, it being understood,  however,  that for the purposes of this Agreement all determinations  hereunder  shall be made as if such Bank had actually funded and maintained each LIBOR Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR for such Interest Period.

     8.7 Mitigation of Circumstances; Replacement of Banks.

                    (a) Each Bank  shall  promptly  notify the  Company  and the
               Agent of any event of which it has  knowledge  which will  result in, and will use reasonable  commercial  efforts  available to it
               (and not, in such Bank's sole judgment, otherwise disadvantageous to such Bank) to mitigate  or avoid:  (i) any  obligation  by the
               Company to pay any amount  pursuant to Section 7.6 or 8.1 or (ii)
               the occurrence of any  circumstances  described in Section 8.2 or
               8.3  (and,  if any  Bank  has  given  notice  of any  such  event described in clause (i) or (ii) above and  thereafter  such event ceases to exist,  such Bank shall  promptly so notify the Company and the Agent).  Without  limiting the foregoing,  each Bank will designate a different  funding  office if such  designation  will avoid (or reduce the cost to the Company of) any event  described in

                                       36

               clause (i) or (ii) of the preceding sentence and such designation
               will  not,   in  such   Bank's  sole   judgment,   be   otherwise
               disadvantageous to such Bank.

                    (b) If  the  Company  becomes  obligated  to pay  additional amounts to any Bank  pursuant  to Section 7.6 or 8.1, or any Bank gives notice of the occurrence of any circumstances  described in
               Section 8.2 or 8.3, the Company may designate  another bank which is  acceptable  to the  Agent  and  the  Issuing  Bank  in  their
               reasonable   discretion   (such   other  bank   being   called  a
               "Replacement  Bank") to purchase  the Loans of such Bank and such
               Bank's rights  hereunder,  without recourse to or warranty by, or expense  to,  such  Bank,  for a  purchase  price  equal  to  the outstanding  principal  amount of the Loans  payable to such Bank plus any  accrued  but  unpaid  interest  on such  Loans  and all accrued but unpaid  fees owed to such Bank and any other  amounts payable to such Bank under this Agreement,  and to assume all the obligations of such Bank  hereunder,  and, upon such purchase and assumption (pursuant to an Assignment Agreement), such Bank shall no longer be a party hereto or have any rights  hereunder  (other than  rights  with  respect to  indemnities  and  similar  rights applicable  to such Bank prior to the date of such  purchase  and assumption)  and shall be relieved  from all  obligations  to the
               Company hereunder,  and the Replacement Bank shall succeed to the rights and obligations of such Bank hereunder.

     8.8  Conclusiveness of Statements;  Survival of Provisions.  Determinations
and  statements  of any Bank  pursuant to Section 8.1,  8.2, 8.3 or 8.4 shall be conclusive absent  demonstrable  error.  Banks may use reasonable  averaging and attribution methods in determining  compensation under Sections 8.1 and 8.4, and
the  provisions  of  such  Sections  shall  survive   repayment  of  the  Loans,
cancellation  of the Notes,  expiration or  termination of the Letters of Credit and termination of this Agreement.

SECTION 9.  WARRANTIES.

     To  induce  the Agent and the  Banks to enter  into this  Agreement  and to induce  the Banks to make Loans and issue and  participate  in Letters of Credit hereunder, the Company warrants to the Agent and the Banks that:

     9.1 Organization. The Company is a corporation validly existing and in good standing  under the laws of the State of  Montana;  each  Subsidiary  is validly existing  and in  good  standing  under  the  laws  of the  jurisdiction  of its organization;  and each of the Company and each  Subsidiary is duly qualified to do business in each jurisdiction where,  because of the nature of its activities or properties,  such  qualification is required,  except for such  jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

     9.2  Authorization;  No  Conflict.  Each of the Company and each other Loan
Party is duly  authorized  to execute and deliver each Loan Document to which it is a party,  the Company is duly authorized to borrow monies  hereunder and each of the  Company  and each  other Loan Party is duly  authorized  to perform  its obligations  under each Loan  Document  to which it is a party.  The  execution, delivery and  performance  by the Company of this  Agreement  and by each of the
Company and each other Loan Party of each Loan  Document to which it is a party, and the

                                       37

borrowings  by the  Company  hereunder,  do not and will not:  (a)  require  any consent or  approval of any  governmental  agency or  authority  (other than any consent or approval  which has been  obtained  and is in full force and effect),
(b) conflict with:  (i) any provision of law, (ii) the charter,  bylaws or other organizational  documents  of the  Company  or any other Loan Party or (iii) any agreement,  indenture,  instrument or other document, or any judgment,  order or decree,  which is  binding  upon the  Company  or any other Loan Party or any of their  respective  properties  or (c)  require,  or result in, the  creation  or imposition of any Lien on any asset of the Company,  any Subsidiary or any other
Loan Party  (other  than  Liens in favor of the Agent  created  pursuant  to the
Collateral  Documents  and Liens  securing  only the Pari  Passu  Debt  which is otherwise expressly permitted hereunder).

     9.3 Validity and Binding Nature. Each of this Agreement and each other Loan
Document  to which the  Company or any other Loan Party is a party is the legal, valid and binding obligation of such Person,  enforceable against such Person in accordance  with its terms,  subject to bankruptcy,  insolvency and similar laws affecting  the  enforceability  of  creditors'  rights  generally and to general principles of equity.

     9.4 Financial Condition.  The audited consolidated  financial statements of the Company and its  Subsidiaries  as at June 30, 2003,  copies of each of which have  been  delivered  to each  Bank,  were  prepared  in  accordance  with GAAP
(subject, in the case of such unaudited statements,  to the absence of footnotes and  to  normal  year-end  adjustments)  and  present  fairly  the  consolidated financial condition of the Company and its Subsidiaries as at such dates and the results of their operations for the periods then ended.

     9.5 No Material Adverse Change.  Except as set forth on Schedule 9.5, since
June 30,  2003,  there has been no  material  adverse  change  in the  financial condition,  operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole.

     9.6  Litigation  and  Contingent  Liabilities.   No  litigation  (including
derivative  actions),  arbitration  proceeding or governmental  investigation or proceeding is pending or, to the  Company's  knowledge,  threatened  against the
Company or any Subsidiary  which might reasonably be expected to have a Material
Adverse  Effect,  except as set forth in Schedule 9.6.  Other than any liability incident  to  such  litigation  or  proceedings,  neither  the  Company  nor any
Subsidiary has any material contingent liabilities not listed on Schedule 9.6 or permitted by Section 10.7.

     9.7 Ownership of Properties; Liens. Each of the Company and each Subsidiary owns good title and,  in the case of real  property,  good and  marketable  fee, leasehold or easement (as applicable) title to all of its properties and assets, real and personal,  tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights),  free and clear of all Liens, charges and claims (including  infringement claims with respect to patents, trademarks, service marks, copyrights and the like) except as permitted by Section 10.8.

     9.8 Subsidiaries.  As of the Restatement Effective Date, the Company has no
Subsidiaries other than those listed on Schedule 9.8.

                                       38

     9.9 Pension Plans.

                    (a)  During  the period of twelve  (12)  consecutive  months prior to the date of the execution and delivery of this Agreement or the  making  of any  Loan or the  issuance  of any  Letter  of
               Credit,  (i) no steps have been taken to  terminate  any  Pension
               Plan and (ii) no  contribution  failure has occurred with respect to any  Pension  Plan  sufficient  to give  rise to a Lien  under
               Section  302(f)  of  ERISA.  No  condition  exists  or  event  or transaction  has occurred  with respect to any Pension Plan which could  result in the  incurrence  by the Company of any  material liability, fine or penalty.

                    (b)  All  contributions  (if  any)  have  been  made  to any
               Multiemployer  Pension  Plan that are  required to be made by the
               Company or any other  member of the  Controlled  Group  under the terms of the plan or of any collective bargaining agreement or by applicable  law;  neither  the  Company  nor  any  member  of the
               Controlled  Group has withdrawn or partially  withdrawn  from any
               Multiemployer  Pension Plan,  incurred any  withdrawal  liability with respect to any such plan or received  notice of any claim or demand for withdrawal  liability or partial withdrawal  liability from any such plan,  and no  condition  has  occurred  which,  if continued,  might  result in a withdrawal  or partial  withdrawal from any such plan; and neither the Company nor any member of the
               Controlled  Group has received any notice that any  Multiemployer
               Pension Plan is in reorganization,  that increased  contributions may be  required  to avoid a  reduction  in plan  benefits or the imposition  of any excise tax,  that any such plan is or has been funded at a rate less than that required under Section 412 of the
               Code,  that any such  plan is or may be  terminated,  or that any such plan is or may become insolvent.

     9.10 Investment  Company Act.  Neither the Company nor any Subsidiary is an
"investment  company"  or a company  "controlled"  by an  "investment  company", within the meaning of the Investment Company Act of 1940.

     9.11  Public  Utility  Holding  Company  Act.  Neither  the Company nor any
Subsidiary  is a "holding  company,"  or a  "subsidiary  company"  of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary  company"
of a "holding company," within the meaning of the Public Utility Holding Company
Act of 1935.

     9.12 Regulation U. The Company is not engaged principally, or as one of its important  activities,  in the business of  extending  credit for the purpose of purchasing or carrying Margin Stock.

     9.13  Taxes.  Each of the  Company  and each  Subsidiary  has filed all tax returns  and  reports  required by law to have been filed by it and has paid all taxes and governmental  charges thereby shown to be owing, except any such taxes or charges  which are being  diligently  contested in good faith by  appropriate proceedings  and for which adequate  reserves in accordance with GAAP shall have been set aside on its books.

                                       39

     9.14 Solvency,  etc. On the  Restatement  Effective  Date, and  immediately prior to and after  giving  effect to the  issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof:  (a) the Company's and each other Loan  Party's  assets  will  exceed its  liabilities  and (b) the
Company and each other Loan Party will be Solvent.

     9.15 Environmental Matters.

                    (a) No  Violations.  Except as set forth on  Schedule  9.15, neither the Company nor any  Subsidiary,  nor any operator of the
               Company's or any  Subsidiary's  properties,  is in violation,  or alleged violation,  of any judgment,  decree, order, law, permit, license, rule or regulation pertaining to Environmental  Matters, including  those  arising  under the  Resource  Conservation  and
               Recovery Act ("RCRA"), the Comprehensive  Environmental Response,
               Compensation and Liability Act of 1980 ("CERCLA"),  the Superfund
               Amendments  and   Reauthorization   Act  of  1986  or  any  other
               Environmental  Law  which:  (i)  in  any  single  case,  requires expenditures  in any three (3) year  period of $50,000 or more by
               the  Company  and  its   Subsidiaries  in  penalties  and/or  for
               investigative,  removal or remedial actions or (ii)  individually or in the  aggregate  otherwise  might  reasonably be expected to have a Material Adverse Effect.

                    (b)  Notices.  Except as set forth on Schedule  9.15 and for matters  arising  after the Original  Closing  Date, in each case none of which  could  singly or in the  aggregate  be expected to have a Material  Adverse  Effect,  neither  the  Company  nor any
               Subsidiary  has received  notice from any third party,  including any Federal, state or local governmental authority:  (i) that any one (1) of them has  been  identified  by the U.S.  Environmental
               Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40
               C.F.R.  Part 300 Appendix B; (ii) that any  hazardous  waste,  as defined  by  42  U.S.C.ss.6903(5),  any  hazardous  substance  as defined by 42 U.S.C.ss.9601(14),  any pollutant or contaminant as defined by 42  U.S.C.ss.9601(33)  or any toxic substance,  oil or hazardous  material or other  chemical or substance  regulated by
               any   Environmental   Law  (all  of  the  foregoing,   "Hazardous
               Substances") which any one (1) of them has generated, transported or  disposed  of has been  found at any site at which a  Federal, state or local  agency  or other  third  party  has  conducted  a remedial investigation, removal or other response action pursuant
               to  any  Environmental   Law;  (iii)  that  the  Company  or  any
               Subsidiary  must  conduct  a  remedial  investigation,   removal,
               response action or other activity  pursuant to any  Environmental
               Law; or (iv) of any Environmental Claim.

                    (c) Handling of Hazardous Substances. Except as set forth on
               Schedule  9.15:  (i) no  portion  of the real  property  or other assets of the  Company  or any  Subsidiary  has been used for the handling, processing, storage or disposal of Hazardous Substances except in  accordance in all material  respects  with  applicable
               Environmental  Laws; and no underground tank or other underground storage  receptacle  for Hazardous  Substances is located on such properties; (ii) in the course of any activities conducted by the
               Company,  any Subsidiary or the operators of any

                                       40

               real  property of the  Company or any  Subsidiary,  no  Hazardous
               Substances  have  been  generated  or  are  being  used  on  such properties  except in  accordance  in all material  respects with
               applicable   Environmental   Laws;   (iii)  there  have  been  no
               unpermitted or  unauthorized  Releases or threatened  Releases of
               Hazardous  Substances on, upon, into or from any real property or other  assets of the Company or any  Subsidiary,  which  Releases singly or in the aggregate might reasonably be expected to have a
               Material  Adverse  Effect on the value of such real  property  or assets;  (iv) there have been no Releases on, upon,  from or into any real  property in the vicinity of the real  property or other assets of the Company or any  Subsidiary  which,  through soil or groundwater  contamination,  may have come to be located  on, and which might  reasonably  be  expected to have a Material  Adverse
               Effect on the value of, the real  property or other assets of the
               Company  or any  Subsidiary;  and  (v) any  Hazardous  Substances
               generated  by  the  Company  and  its   Subsidiaries   have  been
               transported  offsite  only  by  properly  licensed  carriers  and delivered,  to the knowledge of the Company and its Subsidiaries, only  to  treatment  or  disposal  facilities  maintaining  valid permits as required under  applicable  Environmental  Laws, which transporters and facilities,  to the knowledge of the Company and its  Subsidiaries,  have been and are  operating in compliance in
               all  material   respects   with  such   permits  and   applicable
               Environmental Laws.

     9.16 Reserved.

     9.17  Insurance.  Set forth on  Schedule  9.17 is a complete  and  accurate summary of the property and  casualty  insurance  program of the Company and its
Subsidiaries  as of the  Restatement  Effective Date (including the names of all insurers,  policy  numbers,  expiration  dates,  amounts and types of  coverage, annual  premiums,  deductibles,  self-insured  retention,  and a description  in reasonable  detail of any  self-insurance  program,  retrospective  rating plan, fronting arrangement or other risk assumption  arrangement involving the Company or any Subsidiary).

     9.18 Real  Property.  Set forth on Schedule 9.18 is a complete and accurate list,  as of the  Restatement  Effective  Date,  of the  addresses  of all  real property held through fee ownership,  leasehold or easement title by the Company or any Subsidiary,  together with, in the case of leased property,  the name and mailing address of the lessor of such property.

     9.19 Information.  All information heretofore or contemporaneously herewith furnished  in writing by the Company or any other Loan Party to the Agent or any
Bank for purposes of or in connection  with this Agreement and the  transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of the Company or any Subsidiary to the Agent or any Bank pursuant hereto or in connection  herewith will be, true and accurate in every material  respect on the date as of which such information is dated or certified, and none of such information  is or will be  incomplete  by omitting to state any  material  fact necessary to make such information not misleading in light of the  circumstances under  which  made (it being  recognized  by the  Agent  and the Banks  that any projections  and  forecasts  provided  by the  Company  are based on good  faith estimates  and  assumptions  believed by the Company to be  reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods  covered by any such  projections and forecasts may differ from projected or forecasted results).

                                       41

     9.20  Intellectual  Property.  The  Company  and each  Subsidiary  owns and possesses  or has a license or other right to use all  patents,  patent  rights, trademarks,  trademark rights,  trade names,  trade name rights,  service marks, service  mark  rights and  copyrights  as are  necessary  for the conduct of the business of the  Company and its  Subsidiaries,  without any  infringement  upon rights of others which could  reasonably be expected to have a Material  Adverse
Effect.

     9.21  Burdensome  Obligations.  Neither the Company nor any Subsidiary is a
party to any  agreement or contract or subject to any  corporate or  partnership restriction  which  might  reasonably  be  expected  to have a Material  Adverse
Effect.

     9.22 Labor  Matters.  Except as set forth on  Schedule  9.22,  neither  the
Company  nor any  Subsidiary  is subject to any labor or  collective  bargaining agreement.  There are no existing or threatened strikes, lockouts or other labor disputes involving the Company or any Subsidiary that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.  Hours worked by and payment  made to employees  of the Company and its  Subsidiaries  are not in violation of the Fair Labor  Standards Act or any other  applicable law, rule or regulation dealing with such matters.

     9.23 No Default.  No Event of Default or Unmatured  Event of Default exists or would result from the incurring by the Company of any Debt hereunder or under any other Loan Document.

     9.24 Foreign Assets Control Regulations and Anti-Money Laundering.

                    (a) OFAC.  Neither the Company nor any of its  Subsidiaries:
               (i) is a Person whose property or interest in property is blocked or subject to blocking  pursuant to Section 1 of Executive  Order
               13224 of September  23, 2001  Blocking  Property and  Prohibiting
               Transactions  With  Persons  Who Commit,  Threaten to Commit,  or
               Support  Terrorism (66 Fed. Reg. 49079  (2001));  (ii) engages in any  dealings  or  transactions  prohibited  by Section 2 of such executive order, or is otherwise  associated with any such Person in any manner violative of Section 2; or (iii) is a Person on the list of Specially  Designated  Nationals  and Blocked  Persons or
               subject to the limitations or  prohibitions  under any other U.S.
               Department  of  Treasury's   Office  of  Foreign  Assets  Control
               regulation or executive order.

                    (b) Patriot  Act.  The Company and each of its  Subsidiaries are in  compliance,  in all material  respects,  with the Patriot
               Act. No part of the proceeds of the Loans will be used,  directly or indirectly,  for any payments to any governmental  official or
               employee,   political  party,  official  of  a  political  party,
               candidate  for  political  office,  or anyone  else  acting in an official capacity,  in order to obtain, retain or direct business or obtain any  improper  advantage,  in  violation  of the United
               States Foreign Corrupt Practices Act of 1977, as amended.

     9.25  Capitalization.  Schedule  9.25  sets  forth  the  authorized  equity securities of each Loan Party as of the date hereof.  All issued and outstanding equity  securities of each Loan Party are duly  authorized  and validly  issued, fully paid, non-assessable, and, other than with respect to the capital stock of the Company,  free and clear of all Liens.  All such  securities  were issued in

                                       42

compliance with all applicable state and federal laws concerning the issuance of securities.  All of the issued and  outstanding  equity  securities of each Loan
Party are owned in the amounts and by the Persons as set forth in such  Schedule
9.25.  Except as otherwise set forth on Schedule 9.25,  there are no pre-emptive or other  outstanding  rights,  options,  warrants,  conversion  rights or other similar  agreements or  understandings  for the purchase or  acquisition  of any equity securities in any such entity.

SECTION 10.  COVENANTS.

     Until the expiration or termination of the Commitments and thereafter until all obligations of the Company  hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated,  the Company agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

     10.1 Reports, Certificates and Other Information.  Furnish to the Agent and
each Bank:

               10.1.1 Annual  Report.  Promptly when  available and in any event within  ninety  (90) days after the close of each Fiscal  Year:  (a) a copy of the annual  audit  report of the Company and its  Subsidiaries for such Fiscal Year,  including therein  consolidated  balance sheets and  statements  of  earnings  and cash flows of the  Company  and its
          Subsidiaries  as at the end of such  Fiscal  Year,  certified  without qualification  by Deloitte & Touche or other  independent  auditors of recognized standing selected by the Company and reasonably  acceptable to the Required  Banks,  together with:  (i) a written  statement from such  accountants  to  the  effect  that  in  making  the  examination necessary  for  the  signing  of  such  annual  audit  report  by such accountants,  nothing  came to their  attention  that  caused  them to believe that the Company was not in  compliance  with any provision of
          Section 10.6,  10.7,  10.9 or 10.10 of this Agreement  insofar as such provision  relates to accounting  matters or, if something has come to their  attention  that caused them to believe that the Company was not in compliance with any such provision,  describing such non-compliance in  reasonable  detail and (ii) a comparison  with the budget for such
          Fiscal Year and a comparison  with the previous  Fiscal Year;  and (b)
          consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and a consolidating  statement of earnings for the Company and its Subsidiaries  for such Fiscal Year,  certified by a Responsible Officer of the Company.

               10.1.2 Interim Reports.

                    (a) Promptly  when  available  and in any event within forty five (45) days after the end of each Fiscal  Quarter  (except the last  Fiscal  Quarter  of each  Fiscal  Year),  consolidated  and consolidating  balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter,  together with consolidated and consolidating  statements of earnings and cash flows for such
               Fiscal Quarter and for the period beginning with the first day of such  Fiscal  Year and  ending  on the  last  day of such  Fiscal
               Quarter, together with a comparison with the corresponding period of

                                       43

               the  previous  Fiscal Year and a  comparison  with the budget for
               such  period  of  the  current   Fiscal  Year,   certified  by  a
               Responsible Officer of the Company; and

                    (b) promptly  when  available and in any event within thirty
               (30) days after the end of each month  (except  the last month of each Fiscal  Quarter),  consolidated  and  consolidating  balance sheets of the Company and its  Subsidiaries as of the end of such month, together with consolidated and consolidating statements of earnings  and a  consolidated  statement  of cash  flows for such month  and for the  period  beginning  with the first day of such
               Fiscal  Year and ending on the last day of such  month,  together with a comparison with the  corresponding  period of the previous
               Fiscal Year and a  comparison  with the budget for such period of the current  Fiscal Year,  certified by a Responsible  Officer of the Company.

               10.1.3  Compliance   Certificates.   Contemporaneously  with  the
          furnishing  of a copy of each annual audit report  pursuant to Section
          10.1.1  and each  set of  quarterly  statements  pursuant  to  Section
          10.1.2, a duly completed compliance certificate in the form of Exhibit
          B, with appropriate  insertions,  dated the date of such annual report or such quarterly  statements  and signed by a Responsible  Officer of the Company,  containing a computation of each of the financial ratios and  restrictions  set forth in Section  10.6 and a  statement  to the effect that such  officer has not become aware of any Event of Default or Unmatured  Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.

               10.1.4 Reports to the SEC and to Shareholders.  Promptly upon the filing or sending thereof, copies of all regular,  periodic or special reports of the Company or any Subsidiary filed with the SEC; copies of all  registration  statements of the Company or any  Subsidiary  filed with  the SEC  (other  than on Form  S-8);  and  copies  of all  proxy statements or other communications made to security holders generally.

               10.1.5 Notice of Default,  Litigation and ERISA Matters. Promptly
          upon becoming aware of any of the following, written notice describing the same and the steps being  taken by the  Company or the  Subsidiary affected thereby with respect thereto:

                    (a) the  occurrence  of an Event of Default or an  Unmatured
               Event of Default;

                    (b)   any    litigation,    arbitration   or    governmental
               investigation  or  proceeding  not  previously  disclosed  by the
               Company  to the  Banks  which  has  been  instituted  or,  to the knowledge of the Company,  is  threatened  against the Company or any  Subsidiary or to which any of the  properties of any thereof is subject which might  reasonably be expected to have a Material
               Adverse Effect;

                    (c)  the  institution  of any  steps  by any  member  of the
               Controlled  Group or any other  Person to  terminate  any Pension
               Plan,  or the  failure of any member of the  Controlled  Group to make a required contribution to any Pension Plan (if such failure is  sufficient  to give rise to a Lien  under  Section  302(f) of
               ERISA) or to any Multiemployer Pension Plan, or the taking of any action with  respect to a Pension

                                       44

               Plan  which  could  result in the  requirement  that the  Company furnish  a bond or other  security  to the  PBGC or such  Pension
               Plan, or the  occurrence of any event with respect to any Pension
               Plan or  Multiemployer  Pension  Plan which  could  result in the incurrence by any member of the Controlled  Group of any material liability,  fine or  penalty  (including  any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer
               Pension  Plan),  or  any  material  increase  in  the  contingent liability  of the  Company  with  respect to any  post-retirement welfare  plan  benefit,  or any  notice  that  any  Multiemployer
               Pension Plan is in reorganization,  that increased  contributions may be  required  to avoid a  reduction  in plan  benefits or the imposition  of an excise  tax,  that any such plan is or has been funded at a rate less than that required under Section 412 of the
               Code,  that any such  plan is or may be  terminated,  or that any such plan is or may become insolvent;

                    (d) any  cancellation  or material  change in any  insurance maintained by the Company or any Subsidiary; or

                    (e) any other event  (including:  (i) any  violation  of any
               Environmental Law or the assertion of any Environmental  Claim or
               (ii)  the  enactment  or   effectiveness  of  any  law,  rule  or
               regulation) which might reasonably be expected to have a Material
               Adverse Effect.

               10.1.6  Borrowing Base  Certificates.  Within thirty (30) days of the end of each month,  a Borrowing Base  Certificate  dated as of the end of such month and executed by a Responsible Officer of the Company on behalf of the  Company;  provided:  (i) the  Company  may deliver a
          Borrowing Base  Certificate  more frequently if it chooses and (ii) at any time an Event of Default exists, the Agent may require the Company to deliver Borrowing Base Certificates more frequently.

               10.1.7 Management Reports. Promptly upon the request of the Agent or any Bank, copies of all detailed  financial and management  reports submitted to the Company by  independent  auditors in connection  with each annual or interim audit made by such auditors of the books of the
          Company.

               10.1.8  Projections.  As soon as  practicable,  and in any  event within thirty (30) days prior to the commencement of each Fiscal Year, financial  projections for the Company and its  Subsidiaries  for such
          Fiscal Year  (including  an  operating  budget and a cash flow budget)
          prepared in a manner consistent with the projections  delivered by the
          Company to the Banks prior to the  Original  Closing Date or otherwise in a manner  reasonably  satisfactory  to the Agent,  accompanied by a certificate  of a Responsible  Officer of the Company on behalf of the
          Company to the effect that: (i) such  projections were prepared by the
          Company in good faith, (ii) the Company has a reasonable basis for the assumptions  contained in such  projections and (iii) such projections have been prepared in accordance with such assumptions.

               10.1.9 Subordinated Debt, Pari Passu Debt and New Equity Infusion
          Notices.  Promptly from time to time, copies of any notices (including notices  of  default  or

                                       45

          acceleration)  received  from any holder or trustee of,  under or with respect  to any  Subordinated  Debt,  Pari  Passu  Debt or New  Equity
          Infusion Documents.

               10.1.10 Reserved.

               10.1.11 Other Information. Promptly from time to time, such other information concerning the Company and its Subsidiaries as any Bank or the Agent may reasonably request.

     10.2 Books,  Records and  Inspections.  Keep, and cause each  Subsidiary to keep,  its books  and  records  in  accordance  with  sound  business  practices sufficient to allow the  preparation of financial  statements in accordance with
GAAP;  permit, and cause each Subsidiary to permit, any Bank or the Agent or any representative  thereof to inspect the  properties and operations of the Company or such  Subsidiary;  and permit,  and cause each  Subsidiary to permit,  at any reasonable time and with reasonable  notice (or at any time without notice if an
Event of Default exists), any Bank or the Agent or any representative thereof to visit any or all of its  offices,  to discuss  its  financial  matters  with its officers and its  independent  auditors (and the Company hereby  authorizes such independent  auditors to discuss  such  financial  matters  with any Bank or the
Agent or any representative thereof), and to examine (and, at the expense of the
Company or the applicable Subsidiary,  photocopy extracts from) any of its books or other records; and permit, and cause each Subsidiary to permit, the Agent and its  representatives  to inspect the Inventory and other tangible  assets of the
Company  or such  Subsidiary,  to perform  appraisals  of the  equipment  of the
Company or such Subsidiary,  and to inspect, audit, check and make copies of and extracts from the books,  records,  computer data, computer programs,  journals, orders, receipts,  correspondence and other data relating to Inventory, Accounts
Receivable and any other Collateral. All such inspections or audits by the Agent shall be at the Company's expense.

     10.3 Maintenance of Property; Insurance.

                    (a) Keep,  and cause each  Subsidiary to keep,  all property useful  and  necessary  in the  business  of the  Company or such
               Subsidiary in good working order and condition, ordinary wear and tear excepted.

                    (b) Maintain,  and cause each  Subsidiary to maintain,  with
               responsible  insurance  companies,   such  insurance  as  may  be
               required by any law or governmental regulation or court decree or order applicable to it and such other  insurance,  to such extent and against  such  hazards  and  liabilities,  as is  customarily maintained  by  companies  similarly  situated,  but which  shall insure against all risks and  liabilities of the type  identified on Schedule 9.17 and shall have insured amounts no less than, and deductibles  no higher  than,  those set forth on such  schedule;
               and, upon request of the Agent or any Bank,  furnish to the Agent or such Bank a certificate setting forth in reasonable detail the nature and extent of all insurance  maintained by the Company and its  Subsidiaries.  The  Company  shall  cause each  issuer of an insurance  policy to provide the Agent with an  endorsement:  (i)
               Agent as loss payee with  respect to each  policy of  property or
               casualty   insurance  naming  the  Agent  and  each  Bank  as  an
               additional  insured with respect to each policy of insurance  for liability for personal injury or property damage,  (ii) providing that  thirty (30) days notice will be

                                       46

               given  to the  Agent  prior  to  any  cancellation  of,  material reduction  or change in coverage  provided  by or other  material modification  to such policy and (iii)  reasonably  acceptable in all other  respects to the Agent.  The Company  shall execute and deliver  to the  Agent  a  collateral  assignment,  in  form  and
               substance   satisfactory   to  the   Agent,   of  each   business
               interruption insurance policy maintained by the Company.

                    (c) UNLESS THE COMPANY  PROVIDES THE AGENT WITH  EVIDENCE OF
               THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT,  THE AGENT MAY
               PURCHASE  INSURANCE  AT THE  COMPANY'S  EXPENSE  TO  PROTECT  THE
               AGENT'S  AND  THE  BANKS'  INTERESTS  IN  THE  COLLATERAL.   THIS
               INSURANCE MAY, BUT NEED NOT, PROTECT THE COMPANY'S INTERESTS. THE
               COVERAGE  THAT THE AGENT  PURCHASES MAY NOT PAY ANY CLAIM THAT IS
               MADE AGAINST THE COMPANY IN CONNECTION WITH THE  COLLATERAL.  THE
               COMPANY MAY LATER  CANCEL ANY  INSURANCE  PURCHASED BY THE AGENT,
               BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE COMPANY
               HAS  OBTAINED  INSURANCE  AS REQUIRED BY THIS  AGREEMENT.  IF THE
               AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE COMPANY WILL BE
               RESPONSIBLE FOR THE COSTS OF THAT INSURANCE,  INCLUDING  INTEREST
               AND ANY OTHER  CHARGES THAT MAY BE IMPOSED WITH THE  PLACEMENT OF
               THE INSURANCE,  UNTIL THE EFFECTIVE DATE OF THE  CANCELLATION  OR
               EXPIRATION  OF THE  INSURANCE.  THE COSTS OF THE INSURANCE MAY BE
               ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING  HEREUNDER.  THE
               COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE
               THE COMPANY MAY BE ABLE TO OBTAIN ON ITS OWN.

     10.4 Compliance with Laws; Payment of Taxes and Liabilities.

                    (a)  Comply,  and cause each  Subsidiary  to comply,  in all material respects with all applicable laws,  rules,  regulations, decrees,  orders,  judgments,  licenses and permits, except where failure to comply  could not  reasonably  be  expected  to have a
               Material Adverse Effect; and

                    (b)  Pay,  and  cause  each  Subsidiary  to  pay,  prior  to delinquency,  all taxes and other governmental charges against it or any of its property,  as well as claims of any kind which,  if unpaid, might become a Lien on any of its property; provided; the foregoing  shall not require the Company or any Subsidiary to pay any such tax or charge so long as it shall  contest the  validity thereof in good faith by  appropriate  proceedings  and shall set aside on its books  adequate  reserves  with  respect  thereto in accordance with GAAP.

     10.5 Maintenance of Existence,  etc. Maintain and preserve, and (subject to
Section 10.11) cause each Subsidiary to maintain and preserve: (a) its existence and  good  standing

                                       47

in the jurisdiction of its  organization and (b) its  qualification to do business and good standing in each jurisdiction where the nature of its business makes  such  qualification  necessary  (except in those  instances  in which the failure to be qualified  or in good  standing  does not have a Material  Adverse
Effect).

     10.6 Financial Covenants.

               10.6.1 Interest  Coverage Ratio. Not permit the Interest Coverage
          Ratio  for any  Computation  Period to be less than 2.00 to 1.00 as of the last day of any Fiscal Quarter.

               10.6.2 Total Debt to Capital Ratio.  Not permit the Total Debt to
          Capital Ratio as of the last day of any Fiscal  Quarter to exceed 0.65 to 1.00.

               10.6.3 VaR and Open Positions. Not permit the sum of VaR and Open
          Positions to exceed $1,000,000 at any time.

               10.6.4 Capital  Expenditures.  Not permit the aggregate amount of all Capital  Expenditures  made by the Company and its Subsidiaries in any Fiscal Year to exceed $5,000,000.00.

     10.7  Limitations  on Debt.  Not, and not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except:

                    (a)  obligations  under  this  Agreement  and the other Loan
               Documents;

                    (b) Debt secured by Liens  permitted by subsection  10.8(d), and extensions,  renewals and refinancings thereof; provided that the  aggregate  amount of all such  Debt at any time  outstanding shall not exceed $250,000;

                    (c) Debt of Subsidiaries to the Company;

                    (d) unsecured Debt of the Company to Subsidiaries;

                    (e) (i) Subordinated Debt; and (ii) the Pari Passu Debt;

                    (f)  Hedging  Obligations  incurred  for bona  fide  hedging purposes and not for speculation, provided, that any such Hedging
               Obligations  shall be pursuant to Hedging  Agreement entered into by the Company or any of its Subsidiaries with one or more of the
               Banks party hereto,  provided  further,  that if all of the Banks fail to offer the Company or its  Subsidiaries  (as applicable) a market rate with respect to any proposed Hedging  Agreement,  the
               Company or its Subsidiaries (as applicable) may enter into such a
               Hedging  Agreement on an unsecured basis with a third party,  and on terms, reasonably satisfactory to Agent;

                    (g) Debt  described  on  Schedule  10.7  and any  extension, renewal or  refinancing  thereof so long as the principal  amount thereof is not increased;

                    (h) other Debt, in addition to the Debt listed above,  in an aggregate amount not at any time exceeding $500,000.

                                       48

     10.8 Liens.  Not,  and not permit any  Subsidiary  to,  create or permit to exist any Lien on any of its real or  personal  properties,  assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

                    (a) Liens for taxes or other governmental charges not at the time  delinquent or thereafter  payable  without penalty or being contested in good faith by appropriate  proceedings  and, in each case, for which it maintains adequate reserves;

                    (b) Liens arising in the ordinary  course of business  (such
               as:  (i)  Liens  of   carriers,   warehousemen,   mechanics   and
               materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's  compensation,  unemployment compensation and other types of social security  (excluding Liens arising  under ERISA) or in connection  with surety bonds,  bids, performance  bonds and similar  obligations) for sums not overdue or being  contested in good faith by appropriate  proceedings and not involving  any deposits or advances or borrowed  money or the deferred  purchase  price of property  or  services  and, in each case, for which it maintains adequate reserves;

                    (c) Liens described on Schedule 10.8;

                    (d)  subject  to the  limitation  set  forth  in  subsection
               10.7(b): (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof by the Company or any  Subsidiary  (and not  created  in  contemplation  of such acquisition)  and (iii)  Liens  that  constitute  purchase  money security interests on any property securing debt incurred for the purpose  of  financing  all or any part of the cost of  acquiring such property;  provided, any such Lien attaches to such property within  sixty (60) days of the  acquisition  thereof and attaches solely to the property so acquired;

                    (e) attachments,  appeal bonds,  judgments and other similar
               Liens, for sums not exceeding $250,000 arising in connection with court  proceedings,  provided,  execution or other enforcement of such Liens is effectively  stayed and the claims secured  thereby are being  actively  contested  in good faith and by  appropriate proceedings;

                    (f) easements, rights of way, restrictions, minor defects or irregularities  in title and other similar Liens not  interfering in any material respect with the ordinary conduct of the business of the Company or any Subsidiary;

                    (g) Liens arising under the Loan Documents;

                    (h) any other  Liens  securing  Debt  which do not exceed an aggregate amount of $500,000; and

                    (i)  the  replacement,  extension  or  renewal  of any  Lien permitted  by  clauses  (c)  or (h)  above  upon  or in the  same
               property   theretofore   subject   thereto

                                       49

               arising out of the extension,  renewal or replacement of the Debt secured thereby (without increase in the amount thereof).

     10.9  Operating  Leases.  Not  permit  the  aggregate  amount of all rental payments  under  Operating  Leases made (or scheduled to be made) by the Company and its Subsidiaries (on a consolidated  basis) to exceed $250,000 in any Fiscal
Year.

     10.10 Restricted Payments.  Not, and not permit any Subsidiary to: (a) make any distribution to any of its  shareholders,  (b) purchase or redeem any of its capital stock or other equity interests or any warrants, options or other rights in respect  thereof,  (c) pay any management  fees or similar fees to any of its shareholders  or any Affiliate  thereof,  (d) make any  redemption,  prepayment, defeasance or repurchase of any Subordinated Debt or Pari Passu Debt, other than at  regularly-scheduled  times (without  giving effect to mandatory  prepayment, acceleration  or  similar  provisions),  or (e) set  aside  funds for any of the foregoing.  Notwithstanding  the foregoing any  Subsidiary  may pay dividends or make other  distributions  to the Company or to a Wholly-Owned  Subsidiary  and,
provided each of the following  conditions  are met, the Company may declare and pay a  dividend  once  each  Fiscal  Quarter  to its  shareholders:  (x) if such payment,  when added to all other such  payments  made  during the three  Fiscal
Quarters  immediately  preceding  the fiscal  Quarter in which such  dividend is declared and paid, will not exceed sixty percent (60%) of the  Consolidated  Net
Income for the four Fiscal Quarters immediately  preceding the Fiscal Quarter in which such dividend is declared and paid;  (y) no Unmatured  Event of Default or
Event of  Default  has  occurred  or would  occur  after  giving  effect to such dividend,  and (z) after giving  effect to the  declaration  and payment of such dividend, the Company is in compliance with the financial covenants set forth in
Section 10.6, as computed for the most recent Fiscal Quarter for which financial statements have been (and are required to be) delivered hereunder.

     10.11 Mergers,  Consolidations,  Sales.  Not, and not permit any Subsidiary to, be a party to any merger or consolidation,  or purchase or otherwise acquire all or  substantially  all of the  assets  or any  stock of any class of, or any partnership  or joint venture  interest in, any other Person,  or, except in the ordinary  course of its  business,  sell,  transfer,  convey or lease all or any substantial  part of its assets,  or sell or assign with or without recourse any receivables,  except for: (a) any such merger,  consolidation,  sale,  transfer, conveyance,  lease or assignment of or by any  Wholly-Owned  Subsidiary into the
Company  or into,  with or to any other  Wholly-Owned  Subsidiary;  (b) any such purchase or other  acquisition by the Company or any Wholly-Owned  Subsidiary of
the  assets  or  stock  of  any  Wholly-Owned  Subsidiary;  and  (c)  sales  and dispositions of assets  (including the stock of Subsidiaries)  for at least fair market value (as determined by the Board of Directors of the Company) so long as the net book value of all assets  sold or  otherwise  disposed  of in any Fiscal
Year (other  than  Inventory  sold in the  ordinary  course of  business  and in accordance  with past  practices)  does not exceed five  percent (5%) of the net book value of the consolidated  assets of the Company and its Subsidiaries as of the last day of the preceding Fiscal Year.

     10.12 Modification of Organizational  Documents. Not permit the Certificate or Articles of Incorporation,  Bylaws or other  organizational  documents of the
Company  or any  Subsidiary

                                       50

to be amended or  modified  in any way which  might  reasonably  be  expected to materially adversely affect the interests of the Banks.

     10.13 Use of Proceeds.  Use the  proceeds of the Loans,  and the Letters of
Credit,  solely to finance  working  capital needs and other  general  corporate purposes of the Company and its Subsidiaries;  and in no event use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether  immediate,  incidental  or ultimate,  of  "purchasing  or carrying" any
Margin Stock.

     10.14 Further  Assurances.  Take, and cause each  Subsidiary to take,  such actions as are  necessary or as the Agent or the Required  Banks may  reasonably request from time to time  (including  the execution and delivery of guaranties, security agreements,  pledge agreements,  mortgages,  deeds of trust,  financing statements and other documents, the filing or recording of any of the foregoing, and the  delivery of stock  certificates  and other  Collateral  with respect to which  perfection is obtained by possession) to ensure that: (a) the obligations of the Company hereunder and under the other Loan Documents:  (i) are secured by substantially  all of the assets of the Company;  and (ii)  guaranteed by all of its Subsidiaries (including,  promptly upon the acquisition or creation thereof, any  Subsidiary  acquired or created  after the date  hereof) by  execution of a counterpart of the Guaranty and (b) the obligations of each Subsidiary under the
Guaranty  are  secured by  substantially  all of the assets of such  Subsidiary.
Notwithstanding  the  foregoing,  in no event  shall the  Company  or any of its
Subsidiaries be obligated to (i) obtain or deliver  control  agreements in favor of the Agent with respect to deposit accounts in which,  taken in the aggregate, the amount of funds on deposit do not exceed: (A) from the Restatement Effective
Date  through  July 20,  3004,  $1,500,000  for more than  five (5)  consecutive
Business Days or (B)  thereafter,  $500,000 for more than three (3)  consecutive
Business Days, or (ii) obtain or deliver landlord lien waivers or estoppels with respect to any property  where the fair market value of the  Collateral  located thereon  does not exceed  $50,000 for more than three (3)  consecutive  Business
Days.

     10.15 Transactions with Affiliates.  Not, and not permit any Subsidiary to, enter into, or cause, suffer or permit to exist any transaction,  arrangement or contract  with any of its  other  Affiliates  (other  than the  Company  and its
Subsidiaries) which is on terms that are less favorable than are obtainable from any Person which is not one (1) of its Affiliates.

     10.16  Employee  Benefit  Plans.  Maintain,  and cause each  Subsidiary  to maintain,  each  Pension  Plan in  substantial  compliance  with all  applicable requirements of law and regulations.

     10.17 Environmental Matters.

                    (a) If any Release or Disposal of Hazardous Substances shall occur or shall have  occurred  on any real  property or any other assets of the Company or any  Subsidiary,  the Company shall,  or shall  cause the  applicable  Subsidiary  to,  cause  the  prompt containment  and  removal of such  Hazardous  Substances  and the remediation of such real property or other assets as necessary to comply with all  Environmental  Laws and to preserve the value of
               such  real  property  or  other  assets.   Without  limiting  the
               generality of the foregoing,  the Company shall,  and shall cause each

                                       51

               Subsidiary to, comply with any valid Federal or state judicial or administrative  order  requiring  the  performance  at  any  real property  of the  Company  or any  Subsidiary  of  activities  in response  to the  Release or  threatened  Release of a  Hazardous
               Substance.

                    (b) To the  extent  that the  transportation  of  "hazardous waste" as defined by RCRA is  permitted  by this  Agreement,  the
               Company shall,  and shall cause its  Subsidiaries  to, dispose of
               such  hazardous  waste  only  at  licensed  disposal   facilities
               operating in compliance with Environmental Laws.

     10.18  Unconditional   Purchase  Obligations.   Not,  and  not  permit  any
Subsidiary  to,  enter into or be a party to any  contract  for the  purchase of materials, supplies or other property or services if such contract requires that payment  be made by it  regardless  of  whether  delivery  is ever  made of such materials,  supplies or other property or services, other than contracts entered into in the ordinary course of business and in accordance with past practices.

     10.19 Inconsistent Agreements. Not, and not permit any Subsidiary to, enter into any  agreement  containing  any provision  which would:  (a) be violated or breached by any borrowing by the Company  hereunder or by the performance by the
Company or any Subsidiary of any of its obligations hereunder or under any other
Loan Document,  (b) prohibit the Company or any Subsidiary  from granting to the
Agent, for the benefit of the Banks, a Lien on any of its assets,  or (c) create or permit to exist or become  effective any  encumbrance  or  restriction on the ability of any Subsidiary to: (i) pay dividends or make other  distributions  to the  Company  or any other  applicable  Subsidiary,  or pay any Debt owed to the
Company or any other  Subsidiary,  (ii) make loans or advances to the Company or
(iii) transfer any of its assets or properties to the Company.

     10.20 Business Activities. Not, and not permit any Subsidiary to, engage in any line of business other than the businesses engaged in on the date hereof and businesses reasonably related thereto.

     10.21 Investments. Not, and not permit any Subsidiary to, make or permit to exist any  Investment  in any other Person,  or maintain any master,  operating, disbursement,  payroll,  petty cash, deposit,  checking,  savings,  money market investments,  certificates of deposits, securities or any other account with any
Person, except (without duplication) the following:

                    (a)  contributions  by the  Company to the capital of any of its Subsidiaries, or by any such Subsidiary to the capital of any of its Subsidiaries;

                    (b) in the ordinary  course of business,  Investments by the
               Company in any Subsidiary or by any Subsidiary in the Company, by
               way of  intercompany  loans,  advances or guaranties,  all to the extent permitted by Section 10.7;

                    (c) Suretyship Liabilities permitted by Section 10.7;

                    (d) Cash Equivalent Investments;

                    (e)  bank  deposits  in the  ordinary  course  of  business;
               provided,  the aggregate  amount of all such deposits  (excluding amounts in payroll  accounts)  which

                                       52

               are  maintained  with any bank other than a Bank shall not exceed
               $500,000 for any period of three (3) consecutive days;

                    (f)  Investments in securities of account  debtors  received pursuant  to any plan of  reorganization  or similar  arrangement upon the bankruptcy or insolvency of such account debtors; and

                    (g) Investments listed on Schedule 10.21;

provided:  (x) any Investment  which when made complies with the requirements of the definition of the term "Cash Equivalent  Investment" may continue to be held notwithstanding  that such Investment if made  thereafter  would not comply with such requirements;  (y) no Investment otherwise permitted by clause (b), (c), or
(g) shall be permitted to be made if,  immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default exists.

     10.22  Restriction  of  Amendments  to  Certain  Documents.  Not  amend  or otherwise  modify,  or waive any  rights  under,  any of the  Subordinated  Debt
Documents, Pari Passu Debt Documents, Turkey Vulture Settlement Documents or New
Equity  Infusion  Documents  without the prior written  consent of Agent and the
Banks, which consent shall be given in their sole discretion.

     10.23 Fiscal Year. Not change its Fiscal Year.

     10.24  Cancellation  of Debt.  Not,  and not permit any  Subsidiary  to (i)
cancel any claim or debt owing to it, except for reasonable  consideration or in the ordinary  course of business,  and except for the  cancellation of debts, or
(ii)  cancel,  settle or  otherwise  waive any rights in respect of any Existing
Claim  except  any  settlement  or  waiver  determined  by the  Company  or such
Subsidiary to be advantageous to or in the best interests of the Company or such
Subsidiary  in its  reasonable  business  judgment.  During the existence of any
Event of Default,  upon the request of the Agent,  the Company shall,  and shall cause each  Subsidiary  to, do,  take,  execute and deliver any and all actions, steps, documents,  agreements and instruments as the Agent may require to assign to the Agent,  for the benefit of the Bank Parties,  and grant a first  priority
Lien in favor of the Agent, for the benefit of the Bank Parties, on, all rights, title,  interest  and  proceeds  of  the  Existing  Claims,  including,  without limitation, all steps necessary to effectuate such assignment in accordance with the Assignment of Claims Act of 1940.

     10.25 Foreign  Subsidiaries.  Anything  contained in this  Agreement to the contrary notwithstanding,  not, and not permit any Subsidiary to, invest, create or otherwise  permit to exist any Subsidiary  that is not  organized,  formed or existing under the laws of a State of the United Sates.

     10.26 New  Equity  Infusion.  Cause  each of the  following  to occur on or before  September 30, 2004: (i)  consummation  of all New Equity  Infusions,  on terms and conditions and pursuant to New Equity Infusion Documents  satisfactory to Agent and the Banks in their  discretion and otherwise in accordance with the terms of this Agreement,  which provide the Company with Net Cash Proceeds of an amount equal to or greater than $2,000,000; (ii) payment in full of Term Loan B, together  with all  interest,  fees,  costs and  expenses  which have  arisen or

                                       53

accrued but remain  unpaid with  respect  thereto,  with  proceeds of New Equity
Infusions;  and (iii)  deliver  copies of the New Equity  Infusion  Documents to
Agent,  certified  as being  true,  correct  and  complete  copies  thereof by a
Responsible Officer of the Company.

     10.27 Interest Rate Protection.  Enter into, not later than one hundred and eighty  (180)  days after the  Restatement  Effective  Date,  an  interest  rate protection  mechanism with a term extending  through the Term Loan A Termination
Date to hedge  the  interest  rate  with  respect  to not  less  than 50% of the
principal  amount  of  the  Term  Loan  A  in  form  and  substance   reasonably
satisfactory to the Agent pursuant to a Hedging Agreement or Agreements  between the Company and one or more of the Banks party hereto,  provided, that if all of the Banks  fail to offer  the  Company a market  rate with  respect  to any such required Hedging Agreement,  the Company may enter into such a Hedging Agreement or Agreements on an unsecured basis with a third party, and on terms, reasonably satisfactory to Agent

     10.28 OFAC, Etc. Neither the Company nor any of its Subsidiaries:  (a) will become a Person  whose  property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001
Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten
to Commit or Support Terrorism (66 Fed. Reg. 49079(2001); (b) will engage in any dealings or transactions  prohibited by Section 2 of such executive order, or be otherwise associated with any such Person in any manner volatile of such Section
2; or (c) will  otherwise  become a Person on the list of  Specially  Designated
Nationals  and Blocked  Persons or subject to the  limitations  or  prohibitions under any other OFAC regulation or executive order.

SECTION 11. EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

     The  obligation  of each Bank to make its Loans and of the Issuing  Bank to issue Letters of Credit is subject to the following conditions precedent:

     11.1 Initial  Credit  Extension.  The  obligation  of the Banks to make any initial Loans and the obligation of the Issuing Bank to issue any initial Letter of Credit  (whichever first occurs) is, in addition to the conditions  precedent specified in Section 11.2,  subject to the  conditions  precedent that the Agent shall have  received  all of the  following,  each duly  executed  and dated the
Restatement Effective Date (or such earlier date as shall be satisfactory to the
Agent),  in form and substance  satisfactory to the Agent (and the date on which all such  conditions  precedent  have been satisfied or waived in writing by the
Agent and the Required Banks is called the "Restatement Effective Date"):

               11.1.1 Notes. The Notes.

               11.1.2 Resolutions.  Certified copies of resolutions of the Board of Directors of the Company  authorizing  the execution,  delivery and performance by the Company of this Agreement,  the Notes and the other
          Loan Documents to which the Company is a party;  and certified  copies of  resolutions  of the Board of  Directors  of each  other Loan Party

                                       54

          authorizing the execution, delivery and performance by such Loan Party of each Loan Document to which such entity is a party.

               11.1.3   Consents,   etc.   Certified  copies  of  all  documents
          evidencing any necessary corporate or partnership action, consents and governmental  approvals (if any) required for the execution,  delivery and  performance  by the  Company  and each  other  Loan  Party of the documents referred to in this Section 11.

               11.1.4  Incumbency and Signature  Certificates.  A certificate of
          the  Secretary  or  an  Assistant   Secretary  (or  other  appropriate
          representative) of each Loan Party certifying the names of the officer or officers of such entity  authorized  to sign the Loan  Documents to which  such  entity  is a party,  together  with a sample  of the true signature of each such officer (it being understood that the Agent and each  Bank  may  conclusively  rely on  each  such  certificate  until formally advised by a like certificate of any changes therein).

               11.1.5 Guaranty.  A counterpart of the Guaranty  executed by each
          Subsidiary of the Company.

               11.1.6  Collateral  Documents.  Counterparts  of  the  Collateral
          Documents executed by the Company and each Subsidiary, as applicable.

               11.1.7 Real Estate Documents. With respect to each parcel of real property  owned,  leased  or  otherwise  held  by the  Company  or any
          Subsidiary,  a duly executed Mortgage (or an appropriate  amendment to an  already-existing  Mortgage,  as the case may be)  providing  for a fully perfected  Lien, in favor of the Agent, in all right,  title and interest  of the  Company or such  Subsidiary  in such real  property, together  with,  in each such case as Agent  may  require  in its sole discretion:

                    (a) an  ALTA  Loan  Title  Insurance  Policy,  issued  by an insurer  acceptable  to the Agent,  insuring  the Agent's Lien on such real property as Agent shall  designate and containing  such endorsements  as the  Agent  may  reasonably  require  (it  being understood  that the amount of coverage,  exceptions  to coverage and status of title set forth in such policy shall be  acceptable to the Agent);

                    (b) copies of all documents of record  concerning  such real property  as shown on the  commitment  for the  ALTA  Loan  Title
               Insurance Policy referred to above; and

                    (c) original or certified  copies of all insurance  policies required to be  maintained  with respect to such real property by this  Agreement,  the  applicable  Mortgage  or  any  other  Loan
               Document.

          Additionally,  in the case of any leased real property,  a consent, in form and substance  satisfactory  to the Agent,  from the owner and/or mortgagee  (a)  consenting  to the Mortgage in favor of the Agent with respect  to such  property  and (b)  waiving  any  landlord's  Lien in respect of  personal  property  kept at the  premises  subject to such lease,  in each case to the extent the terms of the applicable  lease, in the  discretion  of  Agent,  when  taken  together  with  the  Loan
          Documents, require such waiver and/or consent.

                                       55

               11.1.8 Opinions of Counsel. Written opinions of law of counsel to the  Company  and its  Subsidiaries,  all in form  and  substance  and covering  such  subject  matter  as is  satisfactory  to Agent and its counsel and dated as of the Restatement Effective Date.

               11.1.9  Insurance.  Evidence  satisfactory  to the  Agent  of the
          existence  of  insurance   required  to  be  maintained   pursuant  to
          subsection  10.3(b),  together  with  evidence that the Agent has been named as a  lender's  loss  payee  and an  additional  insured  on all
          related  insurance  policies  and  including   business   interruption
          insurance.

               11.1.10  Copies  of  Documents.  Copies,  in form  and  substance satisfactory  to Agent and the Banks and certified by the Secretary of the  Company,  of:  (a) the Pari  Passu Loan  Documents,  (b)  written consents to the transactions  contemplated by the Credit Agreement and the other Loan Documents  from the Montana  Public Service  Commission and the Wyoming Public Service Commission, (c) documents regarding the disputes  with Montana  Department  of Revenue and "PPM"  described in
          Schedule 9.6, (d) audited  consolidated  and  consolidating  financial statements  for: (i) Fiscal Years ending June 30, 2001,  June 30, 2002 and June 30, 2003 and (ii) on an interim basis, Fiscal Quarters ending
          September  30, 2003 and  December  31, 2003 and (e)  projected  income statements,  balance sheets and cash flow  statements for Fiscal Years ending June 30, 2004 and June 30, 2005,  which shall: (i) in both such cases,  be  adjusted  to  give  effect  to  the  consummation  of  the financings  contemplated  hereby as if such  transactions have already occurred,  consistent  in all material  respects  with the sources and uses of cash as  previously  described to the Banks and the  forecasts previously provided to the Banks prepared by the Company and (ii) with respect to the  projections  for the Fiscal Year ending June 30, 2004, be provided on a quarter-by-quarter basis.

               11.1.11  Payment of Fees.  Evidence  of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and  payable on the  Restatement  Effective  Date,  together  with all
          Attorney  Costs  of the  Agent  to the  extent  invoiced  prior to the
          Restatement  Effective Date plus such  additional  amounts of Attorney
          Costs as shall constitute the Agent's reasonable  estimate of Attorney
          Costs  incurred  or to be  incurred  by the Agent  through the closing proceedings;  provided,  such estimate shall not  thereafter  preclude final settling of accounts between the Company and the Agent.

               11.1.12   Solvency    Certificate.    A   Solvency   Certificate,
          substantially in the form provided and approved by Agent,  executed by a Responsible Officer of the Company.

               11.1.13 Pro Forma. A consolidated  pro forma balance sheet of the
          Company  as at  January  31,  2004,  adjusted  to give  effect  to the
          consummation  of  the  financings   contemplated  hereby  as  if  such
          transactions  had  occurred on such date,  consistent  in all material respects with the sources and uses of cash as previously  described to the Banks and the forecasts previously provided to the Banks.

               11.1.14 Search Results; Lien Terminations. To the extent required by the Agent,  certified copies of search reports certified by a party acceptable  to  the  Agent,  dated  a  date  reasonably  near  to  the
          Restatement Effective Date, listing all effective financing

                                       56

          statements  which name the Company and each  Subsidiary  (under  their present  names and any previous  names) as debtors and which are filed in the  jurisdictions  in which filings are to be made pursuant to the
          Collateral  Documents,  together  with:  (i) copies of such  financing statements, (ii) executed copies of proper UCC termination statements, if any,  necessary to release all Liens and other rights of any Person in any  collateral  described in the Collateral  Documents  previously granted by any Person (other than Liens permitted by Section 10.8) and
          (iii)  such  other  UCC  termination   statements  as  the  Agent  may
          reasonably request.

               11.1.15 Filings,  Registrations  and Recordings.  The Agent shall have  received  each document  (including  UCC  financing  statements)
          required  by the  Collateral  Documents  or  under  law or  reasonably requested by the Agent to be filed, registered or recorded in order to create  in  favor  of the  Agent,  for the  benefit  of the  Banks,  a perfected Lien on the collateral described therein, prior and superior to any  other  Person,  in proper  form for  filing,  registration  or recording.

               11.1.16   Closing   Certificate.   A  certificate   signed  by  a
          Responsible  Officer  of  the  Company  dated  as of  the  Restatement
          Effective  Date,  affirming the matters set forth in Section 11.2.1 as of the Restatement Effective Date.

               11.1.17 Borrowing Base Certificate.  A Borrowing Base Certificate
          dated as of February 29, 2004.

               11.1.18 Certificate,  Consents and Permits. Evidence satisfactory to  the  Agent  that:  (i)  all  necessary  governmental,  regulatory, creditor, shareholder,  partner and other material consents, approvals and  exemptions  required to be obtained by the Company in  connection with the  execution,  delivery and  performance by the Company and its
          Subsidiaries  under this  Agreement and the other Loan  Documents have been  duly  obtained  and are in full  force and  effect  and (ii) all material permits necessary for the operation of the business have been obtained.

               11.1.19 Other.  Such other documents as the Agent or any Bank may reasonably request.

     11.2 Conditions. The obligation: (a) of each Bank to make each Loan and (b)
of the Issuing  Bank to issue each Letter of Credit is subject to the  following further conditions precedent that:

               11.2.1 Compliance with Warranties,  No Default,  etc. Both before and after  giving  effect to any  borrowing  and the  issuance  of any
          Letter of Credit, the following statements shall be true and correct:

                    (a) the  representations  and  warranties of the Company and each  Subsidiary  set forth in this  Agreement and the other Loan
               Documents shall be true and correct in all material respects with the same effect as if then made  (except to the extent  stated to
               relate  to  a  specific   earlier   date,   in  which  case  such
               representations  and  warranties  shall be true and correct as of such  earlier  date) and,  in any  event,  except

                                       57

               as set forth on Schedule 9.5, since June 30, 2003, there has been
               no  material   adverse   change  in  the   financial   condition,
               operations,  assets,  business,  properties  or  prospects of the
               Company and its Subsidiaries taken as a whole; and

                    (b) no Event of Default or Unmatured  Event of Default shall have then occurred and be continuing.

               11.2.2 Confirmatory Certificate. If requested by the Agent or any
          Bank,  the Agent shall have received (in  sufficient  counterparts  to provide  one to  each  Bank)  a  certificate  dated  the  date of such requested  Loan or Letter of Credit  and  signed by a duly  authorized representative  of the  Company as to the  matters  set out in Section
          11.2.1 (it being  understood  that each request by the Company for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a warranty by the Company that the conditions  precedent set  forth in  Section  11.2.1  will be  satisfied  at the time of the making  of  such  Loan or the  issuance  of such  Letter  of  Credit), together  with  such  other  documents  as the  Agent  or any Bank may reasonably request in support thereof.

SECTION 12.  EVENTS OF DEFAULT AND THEIR EFFECT.

     12.1 Events of Default.  Each of the following shall constitute an Event of
Default under this Agreement:

               12.1.1 Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan; or default,  and continuance thereof for five (5)  days,  in the  payment  when due of any  interest,  fee, reimbursement obligation with respect to any Letter of Credit or other amount  payable  by the  Company  hereunder  or under any  other  Loan
          Document.

               12.1.2  Defaults  Regarding  Other Debt.  Any default or event of
          default   shall  occur  under  the  terms   applicable   to:  (a)  the
          Subordinated  Debt or Pari  Passu  Debt;  or (b) any other Debt of the
          Company or any Subsidiary in an aggregate amount (for all such Debt so affected)  exceeding  $100,000 and such default shall:  (i) consist of the  failure  to pay such Debt when due,  whether by  acceleration  or otherwise,  or (ii) accelerate the maturity of such Debt or permit the holder or holders thereof,  or any trustee or agent for such holder or holders,  to cause such Debt to become due and payable (or require the
          Company or any  Subsidiary  to  purchase or redeem such Debt) prior to its expressed maturity.

               12.1.3 Other  Material  Obligations.  Default in the payment when due, or in the  performance or observance of, any material  obligation of, or  condition  agreed to by, the  Company or any  Subsidiary  with respect to any of the Subordinated  Debt, the Pari Passu Debt, the New
          Equity Infusion Documents,  the Turkey Vulture Settlement Documents or
          any material purchase or lease of goods or services, in each such case where such  default,  singly or in the  aggregate  with all other such defaults,  might  reasonably  be expected  to have a Material  Adverse
          Effect.

                                       58

               12.1.4 Bankruptcy, Insolvency, etc. The Company or any Subsidiary
          becomes  insolvent or generally fails to pay, or admits in writing its inability or refusal to pay,  debts as they become due; or the Company or any  Subsidiary  applies  for,  consents to, or  acquiesces  in the appointment of a trustee,  receiver or other custodian for the Company or such  Subsidiary  or any  property  thereof,  or  makes  a  general assignment  for the benefit of  creditors;  or, in the absence of such application,  consent or  acquiescence,  a trustee,  receiver or other custodian  is  appointed  for the Company or any  Subsidiary  or for a substantial  part of the property of any thereof and is not discharged within 60 days; or any bankruptcy,  reorganization,  debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding,  is commenced in respect of the Company or any  Subsidiary,  and if such case or proceeding is not commenced  by the Company or such  Subsidiary,  it is  consented to or acquiesced  in by the  Company or such  Subsidiary,  or remains for 30 days undismissed; or the Company or any Subsidiary takes any action to authorize, or in furtherance of, any of the foregoing.

               12.1.5 Non-Compliance with Loan Documents.

                    (a)  Failure by the Company to comply with or to perform any covenant set forth in Section 10 of this Agreement; or

                    (b)  failure by the Company to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 12) and  continuance  of such  failure  described in this clause (b) for thirty (30) days.

               12.1.6  Warranties.  Any  warranty  made  by the  Company  or any
          Subsidiary  herein or any other Loan  Document is breached or is false or misleading in any material respect,  or any schedule,  certificate, financial statement,  report, notice or other writing furnished by the
          Company  or any  Subsidiary  to the  Agent or any  Bank in  connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

               12.1.7 Pension Plans. (i) Institution of any steps by the Company or any other Person to terminate a Pension Plan if as a result of such termination  the Company could be required to make a  contribution  to such Pension  Plan,  or could incur a liability or  obligation to such
          Pension Plan, in excess of $25,000; (ii) a contribution failure occurs with  respect to any Pension  Plan  sufficient  to give rise to a Lien under  Section  302(f)  of  ERISA;  or (iii)  there  shall  occur  any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer
          Pension  Plans  as  a  result  of  such   withdrawal   (including  any
          outstanding  withdrawal  liability that the Company and the Controlled
          Group have incurred on the date of such withdrawal) exceeds $25,000.

               12.1.8  Judgments.  Final  judgments which exceed an aggregate of
          $50,000 shall be rendered  against the Company or any  Subsidiary  and shall not have been  paid,  discharged  or  vacated  or had  execution thereof  stayed  pending appeal within thirty (30) days after entry or filing of such judgments.

                                       59

               12.1.9  Invalidity of Guaranty,  etc. The Guaranty shall cease to be in full force and effect with respect to either of any  Subsidiary;
          or any  Subsidiary  (or any  Person  by,  through or on behalf of such
          Subsidiary)  shall contest in any manner the validity,  binding nature or enforceability of the Guaranty with respect to such Subsidiary.

               12.1.10  Invalidity  of  Collateral   Documents,   etc.  (a)  Any
          Collateral Document shall cease to be in full force and effect; or the
          Company or any  Subsidiary  (or any Person by, through or on behalf of the  Company  or any  Subsidiary)  shall  contest  in any  manner  the validity, binding nature or enforceability of any Collateral Document;
          (b) the entry of any judgment,  decree, levy, attachment,  garnishment or  other  process,  or the  filing  of any Lien  against,  any of the
          Collateral  or any  collateral  under a  separate  security  agreement securing any of the Obligations;  or (c) the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or  impairment  of any of the  Collateral  which  Agent,  in its  sole discretion,  deems  material,  or  any  of the  collateral  under  any security  agreement  securing  any of  the  Obligations;  or  (d)  any material  decline or depreciation in the value or market price thereof
          (whether   actual  or  reasonably   anticipated),   which  causes  the
          Collateral,  in the sole opinion of the Agent acting in good faith, to become  unsatisfactory  as to value or character,  or which causes the
          Agent  to  reasonably  believe  that  it  is  insecure  and  that  the likelihood  for  repayment  of the  Obligations  is or  will  soon  be impaired,  time being of the essence (the cause of such deterioration, impairment,  decline or depreciation shall include, but is not limited to, the failure by the Company to do any act deemed  necessary  by the
          Agent to preserve  and maintain  the value and  collectability  of the
          Collateral).

               12.1.11   Invalidity  of  Subordination   Provisions,   etc.  Any
          subordination  provision  in  any  document  or  instrument  governing
          Subordinated  Debt, or any subordination  provision in any guaranty by any  Subsidiary of any  Subordinated  Debt,  shall cease to be in full force and effect,  or the Company or any other Person  (including  the holder of any  applicable  Subordinated  Debt)  shall  contest  in any manner the  validity,  binding  nature or  enforceability  of any such provision.

               12.1.12 Change of Control.

                    (a) Any Person or group of Persons  (within  the  meaning of
               Section  13 or 14 of the  Securities  Exchange  Act of 1934 shall acquire  beneficial  ownership  (within the meaning of Rule 13d-3 promulgated under such Act) of more than fifteen percent (15%) of the  outstanding  securities (on a fully diluted basis and taking into  account  any  securities  or contract  rights  exercisable, exchangeable  or  convertible  into  equity  securities)  of  the
               Company  having voting rights in the election of directors  under normal circumstances; or

                    (b) A majority of the members of the Board of  Directors  of the Company shall cease to be Continuing Members.

               For purposes of the foregoing, "Continuing Member" means a member of the Board of  Directors  of the Company who either:  (i) was a member of the Company's  Board of Directors on the day before the
               Restatement   Effective  Date  and  has  been  such  continuously
               thereafter  or (ii)  became a member of such  Board of  Directors after the day before  the

                                       60

               Restatement  Effective  Date and whose election or nomination for election was approved by a vote of the majority of the Continuing
               Members then members of the Company's Board of Directors.

               12.1.13  Management.  A period of ninety  (90)  consecutive  days shall have elapsed  during  which John C. Allen,  Esq. is a not senior officer of the Company  actively  involved with the  management of the
          Company  and its  Subsidiaries,  for any reason,  unless  prior to the expiration of such period,  a  replacement  officer in respect of such
          Person  satisfactory  to the Agent in its sole  discretion  shall have been appointed and employed by the Company.

               12.1.14  Material  Adverse  Effect.  The  occurrence of any event having a Material Adverse Effect.

               12.1.15 Insecurity. The Agent or the Required Banks in good faith believe that the Banks are insecure or under-collateralized.

               12.1.16 Non Monetary Judgments.  Any non monetary judgment, order or decree shall be rendered against any Loan Party which does or could reasonably be expected to have a Material  Adverse  Effect,  and there shall be any period of thirty (30)  consecutive  days  during  which a stay of enforcement of such judgment or order,  by reason of a pending appeal or otherwise, shall not be in effect.

     12.2  Effect of Event of  Default.  If any Event of  Default  described  in
Section  12.1.4  shall  occur,  the  Commitments  (if they have not  theretofore terminated) shall immediately  terminate and the Loans and all other obligations hereunder shall become  immediately due and payable and the Company shall become immediately  obligated to Cash  Collateralize all Letters of Credit, all without presentment,  demand,  protest or notice of any kind; and, if any other Event of
Default shall occur and be  continuing,  the Agent (upon written  request of the
Required  Banks) shall  declare the  Commitments  (if they have not  theretofore terminated) to be terminated  and/or declare all Loans and all other obligations hereunder to be due and payable and/or demand that the Company  immediately Cash
Collateralize all Letters of Credit, whereupon the Commitments (if they have not theretofore  terminated)  shall  immediately  terminate and/or all Loans and all other obligations  hereunder shall become immediately due and payable and/or the
Company shall immediately  become obligated to Cash Collateralize all Letters of
Credit,  all without  presentment,  demand,  protest or notice of any kind.  The
Agent shall promptly advise the Company of any such declaration,  but failure to do so shall not  impair  the  effect of such  declaration.  Notwithstanding  the foregoing,  the effect as an Event of Default of any event  described in Section
12.1.1 or Section 12.1.4 may be waived by the written  concurrence of all of the
Banks,  and the effect as an Event of Default of any other  event  described  in this Section 12 may be waived by the written  concurrence of the Required Banks.
Any cash  collateral  delivered  hereunder  shall be held by the Agent  (without liability for interest thereon) and applied to Obligations arising in connection with any drawing under a Letter of Credit.  After the  expiration or termination of all Letters of Credit,  such cash collateral shall be applied by the Agent to any  remaining  obligations  hereunder  and any excess shall be delivered to the
Company or as a court of competent jurisdiction may elect.

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     12.3 Additional Remedies.  Without limiting Section 12.2 or anything in any
Collateral Document (but in addition thereto):

               12.3.1   Possession  and  Assembly  of   Collateral.   After  the
          occurrence  and during the  continuance  of any Event of Default,  the
          Agent may,  without notice,  demand or legal process of any kind, take possession of any or all of the  Collateral (in addition to Collateral of which the Agent already has possession),  wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any Loan Party's  premises  where any of the Collateral may be or is  supposed  to be, and search  for,  take  possession  of, remove,  keep and store any of the Collateral  until the same shall be sold or  otherwise  disposed  of and the Agent shall have the right to store the same in any Loan Party's premises without cost to the Agent.
          At the  Agent's  request,  the Company  will,  at the  Company's  sole expense, assemble the Collateral and make it available to the Agent at a place or places to be  designated  by the Agent which is  reasonably convenient to the Agent and the Company.

               12.3.2 Sale of  Collateral.  After the  occurrence and during the continuance of any Event of Default,  the Agent may sell any or all of the  Collateral  at  public  or  private  sale,  upon  such  terms and conditions  as the Agent may deem  proper,  and the Agent may purchase any or all of the Collateral at any such sale. The Agent may apply the net proceeds,  after  deducting all costs,  expenses,  attorneys'  and paralegals'  fees  incurred  or  paid at any  time in the  collection, protection  and sale of the  Collateral  and the  Obligations,  to the payment of the Notes  and/or any of the other  Obligations,  returning the excess proceeds,  if any, to the Company. The Company shall remain liable for any amount  remaining unpaid after such  application,  with interest.  Any notification of intended  disposition of the Collateral required by law shall be conclusively  deemed  reasonably and properly given if given by the Agent at least ten (10) calendar days before the date of such  disposition.  The Company hereby confirms,  approves and ratifies  all acts and deeds of the Agent  relating to the  foregoing, and each part thereof.

               12.3.3  Standards  for  Exercising  Remedies.  To the extent that applicable law imposes  duties on the Agent to exercise  remedies in a commercially  reasonable manner,  the Company  acknowledges and agrees that it is not commercially  unreasonable for the Agent (a) to fail to incur expenses  reasonably deemed  significant by the Agent to prepare
          Collateral  for  disposition  or otherwise to complete raw material or work-in-process  into finished  goods or other  finished  products for disposition,  (b) to fail to obtain third party consents for access to
          Collateral  to be  disposed  of, or to obtain or, if not  required  by other law, to fail to obtain  governmental or third party consents for the  collection  or  disposition  of  Collateral  to be  collected  or disposed  of,  (c) to fail to  exercise  collection  remedies  against
          Account Debtors or other Persons  obligated on Collateral or to remove
          Liens or encumbrances on or any adverse claims against Collateral, (d)
          to exercise  collection  remedies  against  Account  Debtors and other
          Persons  obligated  on  Collateral  directly  or  through  the  use of collection agencies and other collection specialists, (e) to advertise dispositions  of Collateral  through  publications or media of general circulation, whether or not the Collateral is of a specialized nature,
          (f) to contact other  Persons,  whether or not in the same business as the Company, for expressions of interest in acquiring all or any

                                       62

          portion  of the  Collateral,  (g) to  hire  one or  more  professional auctioneers to assist in the disposition of Collateral, whether or not the  Collateral  is  of  a  specialized  nature,  (h)  to  dispose  of
          Collateral by utilizing Internet sites that provide for the auction of assets  of the  types  included  in the  Collateral  or that  have the reasonable capability of doing so, or that match buyers and sellers of assets,  (i) to  dispose of assets in  wholesale  rather  than  retail markets, (j) to disclaim disposition  warranties,  including,  without limitation,  any  warranties  of title,  (k) to purchase  insurance or credit  enhancements  to  insure  the  Agent  against  risks  of loss, collection or  disposition  of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or
          (l) to the  extent  deemed  appropriate  by the  Agent,  to obtain the services of other brokers,  investment bankers,  consultants and other professionals  to assist the Agent in the collection or disposition of any of the Collateral.  The Company  acknowledges  that the purpose of this Section is to provide non-exhaustive  indications of what actions or omissions by the Agent would not be  commercially  unreasonable  in the Agent's exercise of remedies against the Collateral and that other actions or  omissions  by the Agent  shall not be deemed  commercially unreasonable solely on account of not being indicated in this Section.
          Without  limitation  upon the  foregoing,  nothing  contained  in this
          Section  shall be  construed  to grant any rights to the Company or to impose any  duties on the Agent  that  would not have been  granted or imposed by this  Agreement or by applicable law in the absence of this
          Section.

               12.3.4 UCC and Offset Rights.  The Agent may exercise,  from time to time, any and all rights and remedies available to it under the UCC or under any other  applicable law in addition to, and not in lieu of, any rights and  remedies  expressly  granted in this  Agreement or any other Loan  Document,  and may,  without demand or notice of any kind, appropriate  and apply toward the payment of such of the  Obligations, whether  matured  or  unmatured,  including  costs of  collection  and attorneys' and  paralegals'  fees, and in such order of application as the Agent may, from time to time, elect, any indebtedness of the Agent to any Loan  Party,  however  created or arising,  including,  but not limited to, balances,  credits,  deposits,  accounts or moneys of such
          Loan Party in the possession,  control or custody of, or in transit to the Agent. The Company, on behalf of itself and each other Loan Party, hereby waives the benefit of any law that would otherwise  restrict or limit  the  Agent  in the  exercise  of its  right,  which  is  hereby
          acknowledged,   to   appropriate   at  any  time  hereafter  any  such
          indebtedness owing from the Agent to any Loan Party.

     12.4 Additional  Remedies.  The Agent shall have the right and power to any of the following after the occurrence and during the continuance of any Event of
Default:

                    (a) instruct the Company,  at its own expense, to notify any parties  obligated on any of the Collateral,  including,  but not limited to, any Account Debtors,  to make payment directly to the
               Agent of any  amounts  due or to become  due  thereunder,  or the
               Agent may directly notify such obligors of the security  interest of the  Agent,  and/or  of the  assignment  to the  Agent  of the
               Collateral  and direct such obligors to make payment to the Agent of any amounts  due or to become due with

                                       63

               respect thereto, and thereafter,  collect any such amounts due on the Collateral directly from such Persons obligated thereon;

                    (b) enforce collection of any of the Collateral,  including, but not limited to, any Accounts,  by suit or otherwise,  or make
               any  compromise  or  settlement   with  respect  to  any  of  the
               Collateral,  or  surrender,  release or exchange  all or any part thereof,  or compromise,  extend or renew for any period (whether
               or  not  longer  than  the  original   period)  any  indebtedness
               thereunder;

                    (c) take  possession or control of any proceeds and products of any of the  Collateral,  including  the  proceeds of insurance thereon;

                    (d) extend, renew or modify for one or more periods (whether or not longer than the original  period) the Notes,  any other of the  Obligations,  any  obligation  of any  nature  of any  other obligor with respect to the Notes or any of the Obligations;

                    (e) grant releases,  compromises or indulgences with respect to the Notes, any of the Obligations, any extension or renewal of any of the Obligations,  any security  therefor,  or to any other obligor with respect to the Notes or any of the Obligations;

                    (f) transfer the whole or any part of  securities  which may constitute  Collateral  into the name of the Agent or the Agent's nominee without  disclosing,  if the Agent so desires,  that such securities so transferred are subject to the security interest of the  Agent,  and  any  corporation,  association,  or  any of the managers or trustees of any trust issuing any of said securities, or any  transfer  agent,  shall not be bound to  inquire,  in the event that the Agent or said nominee  makes any further  transfer of said  securities,  or any portion  thereof,  as to whether the
               Agent  or  such  nominee  has the  right  to  make  such  further transfer, and shall not be liable for transferring the same;

                    (g) vote the Collateral;

                    (h) make an election  with respect to the  Collateral  under
               Section 1111 of the Bankruptcy  Code or take action under Section
               364 or  any  other  section  of the  Bankruptcy  Code;  provided, however,  that any such  action of the Agent as set forth  herein shall  not,  in any  manner  whatsoever,  impair  or  affect  the liability of the Company under the Loan Documents, nor prejudice, waive, nor be construed to impair, affect, prejudice or waive the
               Agent's rights and remedies at law, in equity or by statute,  nor release, discharge, nor be construed to release or discharge, the
               Company,  any  guarantor or other Loan Party or Person  liable to the Agent or any other Bank Party for the Obligations;

                    (i) at any time, and from time to time, accept additions to,
               releases,   reductions,   exchanges   or   substitution   of  the
               Collateral,  without in any way altering, impairing,  diminishing or affecting  the  provisions of this  Agreement,  the other Loan

                                       64

               Documents, or any of the other Obligations,  or the Bank Parties'
               rights  hereunder,  under  the  Notes or under  any of the  other
               Obligations;

                    (j)  surrender  any  and all  Life  Insurance  Policies  (or otherwise  liquidate  the same) and  receive  the cash  surrender value of any and all Life  Insurance  Policies and apply the cash proceeds thereof to the Obligations.

     The Company hereby  ratifies and confirms  whatever the Bank Parties may do with respect to the Collateral and agrees that the Agent or any other Bank Party shall not be liable for any error of  judgment  or  mistakes of fact or law with respect to actions taken in connection with the Collateral.

     12.5  Attorney-in-Fact.  The Company hereby irrevocably makes,  constitutes and appoints the Agent (and any officer of the Agent or any Person designated by the  Agent  for that  purpose)  as the  Company's  true  and  lawful  proxy  and attorney-in-fact  (and  agent-in-fact)  in the Company's name,  place and stead, with full power of  substitution,  to (i) take such actions as are  permitted in this  Agreement  and the other  Loan  Documents,  (ii)  execute  such  financing statements  and  other  documents  and to do such  other  acts as the  Agent may require to perfect and preserve the Agent's security interest in, and to enforce such interests in the Collateral, and (iii) carry out any remedy provided for in this Agreement,  including, without limitation,  endorsing the Company's name to checks,  drafts,  instruments  and other items of payment,  and  proceeds of the
Collateral,  executing change of address forms with the postmaster of the United
States Post Office  serving the address of the Company,  changing the address of the Company to that of the Agent, opening all envelopes addressed to the Company and applying  any payments  contained  therein to the  Obligations.  The Company hereby  acknowledges  that the  constitution  and  appointment of such proxy and attorney-in-fact  are coupled with an interest and are irrevocable.  The Company hereby ratifies and confirms all that said  attorney-in-fact  may do or cause to be done by virtue of any provision of this Agreement.

     12.6 No  Marshaling.  Neither  the Agent nor any other Bank Party  shall be required to marshal any present or future collateral security (including but not limited to the Collateral Documents and the Collateral) for, or other assurances of payment of, the  Obligations  or any of them or to resort to such  collateral security or other  assurances of payment in any particular  order. To the extent that it lawfully may, the Company  hereby agrees that it will not invoke any law relating to the  marshaling of  Collateral  which might cause delay in or impede the  enforcement  of the Agent's  rights under this Agreement or under any other
Loan  Document,  and,  to the extent that it lawfully  may,  the Company  hereby irrevocably waives the benefits of all such laws.

SECTION 13.  THE AGENT.

     13.1 Appointment and Authorization.

                    (a) Each Bank hereby  irrevocably  (subject to Section 13.9)
               appoints, designates and authorizes the Agent to take such action on its behalf under the  provisions  of this  Agreement  and each other Loan  Document and to exercise such powers and perform such duties  as are  expressly  delegated  to it by the  terms of this
               Agreement or any other Loan  Document,  together with such powers
               as  are  reasonably   incidental  thereto.   Notwithstanding  any
               provision to the contrary

                                       65

               contained  elsewhere  in  this  Agreement  or in any  other  Loan
               Document,  the Agent  shall  not have any duty or  responsibility except those expressly set forth herein, nor shall the Agent have or be deemed to have any  fiduciary  relationship  with any Bank, and no implied covenants,  functions,  responsibilities,  duties, obligations or  liabilities  shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

                    (b) The  Issuing  Bank shall act on behalf of the Banks with respect to any Letters of Credit  issued by it and the  documents associated  therewith.  The  Issuing  Bank  shall have all of the benefits  and  immunities:  (i)  provided  to the  Agent  in this
               Section 13 with respect to any acts taken or  omissions  suffered by the Issuing Bank in  connection  with Letters of Credit issued by it or  proposed  to be issued by it and the  applications  and agreements  for letters of credit  pertaining  to such Letters of
               Credit as fully as if the term  "Agent",  as used in this Section
               13,  included  the  Issuing  Bank  with  respect  to such acts or omissions  and (ii) as  additionally  provided in this  Agreement with respect to the Issuing Bank.

     13.2  Delegation  of Duties.  The Agent may execute any of its duties under this  Agreement or any other Loan  Document by or through  agents,  employees or attorneys-in-fact  and shall be  entitled  to advice of counsel  concerning  all matters  pertaining to such duties.  The Agent shall not be responsible  for the negligence or misconduct of any agent or  attorney-in-fact  that it selects with reasonable care.

     13.3  Liability  of  Agent.  None of the  Agent  nor any of its  directors, officers,  employees  or agents  shall:  (i) be liable for any  action  taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions  contemplated hereby (except for its own gross  negligence  or willful  misconduct),  or (ii) be  responsible  in any manner  to any of the  Banks  for  any  recital,  statement,  representation  or warranty made by the Company or any  Subsidiary or Affiliate of the Company,  or
any officer thereof,  contained in this Agreement or in any other Loan Document, or in any  certificate,  report,  statement  or other  document  referred  to or provided  for in, or  received by the Agent under or in  connection  with,  this
Agreement  or  any  other  Loan  Document,   or  the  validity,   effectiveness,
genuineness,  enforceability  or sufficiency of this Agreement or any other Loan
Document,  or for any  failure  of the  Company  or any other  party to any Loan
Document to perform its obligations hereunder or thereunder. The Agent shall not be  under  any  obligation  to any Bank to  ascertain  or to  inquire  as to the observance or performance  of any of the agreements  contained in, or conditions of, this  Agreement or any other Loan  Document,  or to inspect the  properties, books  or  records  of the  Company  or any of  the  Company's  Subsidiaries  or
Affiliates.

     13.4 Reliance by Agent.  The Agent shall be entitled to rely,  and shall be fully  protected in relying,  upon any  writing,  resolution,  notice,  consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement  or other  document or  conversation  believed by it to be genuine and correct and to have been signed,  sent or made by the proper  Person or Persons, and upon  advice  and  statements  of legal  counsel  (including  counsel to the
Company),  independent  accountants and other experts selected by the Agent. The
Agent shall be fully  justified  in failing or refusing to take any action under this  Agreement or any other Loan

                                       66

Document  unless  it shall  first  receive  such  advice or  concurrence  of the
Required Banks as it deems appropriate and, if it so requests, confirmation from the  Banks of their  obligation  to  indemnify  the  Agent  against  any and all liability  and  expense  which  may be  incurred  by it by  reason  of taking or continuing  to take any  such  action.  The  Agent  shall in all  cases be fully protected in acting,  or in refraining from acting,  under this Agreement or any other Loan  Document  in  accordance  with a request or consent of the  Required
Banks and such request and any action  taken or failure to act pursuant  thereto shall be binding upon all of the Banks.

     13.5 Notice of Default.  The Agent shall not be deemed to have knowledge or notice of the  occurrence of any Event of Default or Unmatured  Event of Default
except with respect to defaults in the payment of  principal,  interest and fees required to be paid to the Agent for the account of the Banks,  unless the Agent shall have received written notice from a Bank or the Company  referring to this
Agreement,  describing  such Event of Default or Unmatured  Event of Default and stating  that such  notice is a "notice of  default."  The Agent will notify the
Banks of its receipt of any such  notice.  The Agent shall take such action with respect  to such  Event of  Default  or  Unmatured  Event of  Default  as may be
requested by the Required Banks in accordance with Section 12; provided,  unless and until the Agent has received any such request,  the Agent may (but shall not be  obligated  to) take such action,  or refrain  from taking such action,  with respect to such Event of Default or Unmatured  Event of Default as it shall deem advisable or in the best interest of the Banks.

     13.6 Credit Decision.  Each Bank  acknowledges  that the Agent has not made any  representation  or warranty  to it, and that no act by the Agent  hereafter taken,  including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any
Bank. Each Bank represents to the Agent that it has,  independently  and without reliance upon the Agent and based on such  documents and  information  as it has deemed  appropriate,  made  its own  appraisal  of and  investigation  into  the business,  prospects,  operations,  property,  financial and other condition and creditworthiness of the Company and its Subsidiaries,  and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each
Bank also represents that it will,  independently  and without reliance upon the
Agent and based on such documents and  information as it shall deem  appropriate at the time, continue to make its own credit analysis,  appraisals and decisions in  taking  or not  taking  action  under  this  Agreement  and the  other  Loan
Documents,  and to make  such  investigations  as it deems  necessary  to inform itself as to the business, prospects,  operations, property, financial and other condition and creditworthiness of the Company.  Except for notices,  reports and other  documents  expressly  herein required to be furnished to the Banks by the
Agent, the Agent shall not have any duty or  responsibility  to provide any Bank with any  credit  or  other  information  concerning  the  business,  prospects, operations,  property,  financial or other condition or  creditworthiness of the
Company which may come into the possession of the Agent.

     13.7 Indemnification.  Whether or not the transactions  contemplated hereby are  consummated,  the  Banks  shall  indemnify  upon  demand  the Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of the Company and without  limiting the  obligation of the Company to do
so), pro rata, from and against any and all Indemnified  Liabilities;  provided, no Bank shall be liable for any payment to any such Person of any portion of the
Indemnified Liabilities resulting from such Person's gross negligence or willful

                                       67

misconduct.  Without limitation of the foregoing,  each Bank shall reimburse the
Agent upon demand for its ratable share of any costs or  out-of-pocket  expenses
(including  Attorney  Costs)  incurred  by the  Agent  in  connection  with  the preparation,  execution, delivery,  administration,  modification,  amendment or enforcement (whether through  negotiations,  legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities  under, this Agreement, any other Loan Document,  or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company.  The undertaking in this Section shall survive  repayment of the
Loans,  cancellation  of the Notes,  expiration or termination of the Letters of
Credit, any foreclosure under, or modification,  release or discharge of, any or all  of  the  Collateral  Documents,  termination  of  this  Agreement  and  the resignation or replacement of the Agent.

     13.8 Agent in  Individual  Capacity.  LaSalle and its  Affiliates  may make loans to,  issue  letters of credit for the account of,  accept  deposits  from, acquire equity interests in and generally engage in any kind of banking,  trust, financial  advisory,  underwriting  or other  business  with the Company and its
Subsidiaries  and Affiliates as though LaSalle were not the Agent or the Issuing
Bank  hereunder  and  without  notice  to or  consent  of the  Banks.  The Banks acknowledge  that,  pursuant to such  activities,  LaSalle or its Affiliates may
receive  information   regarding  the  Company  or  its  Affiliates   (including
information that may be subject to  confidentiality  obligations in favor of the
Company or such  Affiliate)  and  acknowledge  that the Agent  shall be under no obligation to provide such  information to them. With respect to their Loans (if any),  LaSalle and its  Affiliates  shall have the same rights and powers  under this  Agreement as any other Bank and may  exercise  the same as though  LaSalle were not the Agent  and the  Issuing  Bank,  and the terms  "Bank"  and  "Banks"
include  LaSalle  and  its  Affiliates,  to  the  extent  applicable,  in  their individual capacities.

     13.9 Successor  Agent.  The Agent may resign as Agent upon thirty (30) days notice to the Banks.  If the Agent  resigns under this  Agreement,  the Required
Banks  shall,  with (so long as no Event of Default  exists)  the consent of the
Company  (which shall not be  unreasonably  withheld or  delayed),  appoint from among the  Banks a  successor  agent for the  Banks.  If no  successor  agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint,  after consulting with the Banks and the Company, a successor agent from among the Banks.  Upon the acceptance of its appointment as successor agent hereunder,  such  successor  agent shall  succeed to all the rights,  powers and duties of the  retiring  Agent and the term  "Agent"  shall mean such  successor agent, and the retiring Agent's appointment, powers and duties as Agent shall be terminated.  After any retiring  Agent's  resignation  hereunder  as Agent,  the provisions  of this  Section 13 and  Sections  14.6 and 14.13 shall inure to its benefit as to any actions  taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date  which is thirty  (30) days  following  a  retiring  Agent's  notice of resignation,  the retiring  Agent's  resignation  shall  nevertheless  thereupon become  effective  and the Banks  shall  perform  all of the duties of the Agent hereunder  until such time,  if any, as the Required  Banks  appoint a successor agent as provided for above.

     13.10 Collateral Matters. The Banks irrevocably authorize the Agent, at its option and in its discretion:  (a) to release any Lien granted to or held by the
Agent under any Collateral

                                       68

Document  (i) upon  termination  of the  Commitments  and payment in full of all
Loans and all other  obligations of the Company  hereunder and the expiration or termination of all Letters of Credit;  (ii) constituting  property sold or to be sold or disposed of as part of or in connection with any  disposition  permitted hereunder; or (iii) subject to Section 14.1, if approved, authorized or ratified in writing by the  Required  Banks;  or (b) to  subordinate  its interest in any
Collateral  to any holder of a Lien on such  Collateral  which is  permitted  by clause  (d)(i) or (d)(iii) of Section 10.8 (it being  understood  that the Agent may conclusively  rely on a certificate from the Company in determining  whether the Debt secured by any such Lien is permitted by Section 10.7(b)). Upon request by the  Agent at any  time,  the Banks  will  confirm  in  writing  the  Agent's authority to release,  or subordinate its interest in, particular types or items of Collateral pursuant to this Section 13.10.

     13.11 Funding Reliance.

                    (a) Unless the Agent  receives  notice  from a Bank by noon,
               Chicago time, on the day of a proposed  borrowing  that such Bank will not make  available  to the Agent an amount equal to its Pro
               Rata Share of such borrowing, the Agent may assume that such Bank has made such amount available to the Agent and, in reliance upon such  assumption,  make a corresponding  amount  available to the
               Company.  If and to the extent such Bank has not made such amount available  to the Agent,  such Bank and the  Company  jointly and severally  agree to repay such amount to the Agent  forthwith  on demand,  together  with  interest  thereon at the  interest  rate applicable to Loans  comprising such borrowing or, in the case of any Bank which repays such amount within three Business Days, the
               Federal Funds Rate (together with such other compensatory amounts as may be required to be paid by such Bank to the Agent  pursuant to  the  Rules  for  Interbank  Compensation  of the  Council  on
               International   Banking   or   the   Clearinghouse   Compensation
               Committee,  as  applicable,  as in  effect  from  time to  time).
               Nothing  set forth in this  clause (a) shall  relieve any Bank of any obligation it may have to make any Loan hereunder.

                    (b) Unless the Agent receives  notice from the Company prior to the due date for any payment  hereunder  that the Company does not intend to make such  payment,  the Agent may assume  that the
               Company  has  made  such  payment  and,  in  reliance  upon  such assumption,  make  available  to  each  Bank  its  share  of such payment.  If and to the extent  that the Company has not made any such  payment to the Agent,  each Bank which  received a share of such  payment  shall  repay such share (or the  relevant  portion thereof) to the Agent forthwith on demand, together with interest thereon  at the Base  Rate  (or,  in the  case of any Bank  which repays such amount within three  Business Days, the Federal Funds
               Rate).  Nothing  set forth in this  clause (b) shall  relieve the
               Company  of any  obligation  it may  have  to  make  any  payment hereunder.

SECTION 14. GENERAL.

     14.1 Waiver;  Amendments.  No delay on the part of the Agent or any Bank in the exercise of any right,  power or remedy shall  operate as a waiver  thereof, nor shall any single or

                                       69

partial exercise by any of them of any right,  power or remedy preclude other or further exercise thereof,  or the exercise of any other right,  power or remedy.
No  amendment,  modification  or waiver  of, or  consent  with  respect  to, any provision of this Agreement or the Notes shall in any event be effective  unless the same  shall be in  writing  and  signed  and  delivered  by Banks  having an aggregate Pro Rata Share of not less than the aggregate Pro Rata Share expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Banks, and then any such amendment,  modification,  waiver or consent shall be effective only in the  specific  instance  and  for the  specific  purpose  for  which  given.  No amendment,  modification,  waiver or consent  shall change the Pro Rata Share of any Bank without the consent of such Bank. No amendment, modification, waiver or consent shall:  (i) increase the Revolving  Commitment  Amount,  (ii) extend the date for  payment  of any  principal  of or  interest  on the  Loans or any fees payable  hereunder,  (iii) reduce the principal  amount of any Loan, the rate of interest thereon or any fees payable hereunder, (iv) release the Guaranty or all or any substantial part of the collateral granted under the Collateral Documents or (v) reduce the  aggregate  Pro Rata Share  required  to effect an  amendment, modification, waiver or consent without, in each case, the consent of all Banks.
No provision of Section 13 or other  provision of this  Agreement  affecting the
Agent in its capacity as such shall be amended,  modified or waived  without the consent of the Agent.  No provision of this Agreement  relating to the rights or duties of the Issuing Bank in its capacity as such shall be amended, modified or waived without the consent of the Issuing Bank.

     14.2  Confirmations.  The Company and each holder of a Note agree from time to time, upon written  request  received by it from the other, to confirm to the other in  writing  (with a copy of each  such  confirmation  to the  Agent)  the aggregate unpaid principal amount of the Loans then outstanding under such Note.

     14.3 Notices. Except as otherwise provided in Sections 2.2.2 and 2.2.3, all notices  hereunder shall be in writing  (including  facsimile  transmission) and shall be sent to the  applicable  party at its address shown on Schedule 14.3 or at such other address as such party may, by written notice received by the other parties,  have  designated  as its address  for such  purpose.  Notices  sent by facsimile  transmission  shall be deemed to have been given  when sent;  notices sent by mail shall be deemed to have been given  three  Business  Days after the date when sent by registered or certified  mail,  postage  prepaid;  and notices sent by hand delivery or overnight  courier service shall be deemed to have been given when received.  For purposes of Sections 2.2.2 and 2.2.3,  the Agent shall be entitled to rely on telephonic instructions from any person that the Agent in good faith believes is an authorized officer or employee of the Company, and the
Company shall hold the Agent and each other Bank harmless from any loss, cost or expense resulting from any such reliance.

     14.4 Computations.  Where the character or amount of any asset or liability or item of income or expense is required to be determined,  or any consolidation or other accounting  computation is required to be made, for the purpose of this
Agreement, such determination or calculation shall, to the extent applicable and except as otherwise  specified in this  Agreement,  be made in  accordance  with
GAAP, consistently applied; provided, if the Company notifies the Agent that the
Company  wishes to amend any covenant in Section 10 to eliminate or to take into account the effect of any change in GAAP on the  operation of such  covenant (or if the Agent

                                       70

notifies the Company that the Required  Banks wish to amend  Section 10 for such purpose),  then the Company's  compliance with such covenant shall be determined on the basis of GAAP in effect  immediately  before the relevant  change in GAAP became  effective,  until either such notice is  withdrawn  or such  covenant is amended in a manner satisfactory to the Company and the Required Banks.

     14.5  Regulation  U.  Each  Bank  represents  that it in good  faith is not relying,  either  directly or  indirectly,  upon any Margin Stock as  collateral security for the extension or  maintenance  by it of any credit  provided for in this Agreement.

     14.6 Costs,  Expenses  and Taxes.  The Company  agrees to pay on demand all reasonable  out-of-pocket  costs and expenses of the Agent  (including  Attorney
Costs) in connection with the preparation,  execution, syndication, delivery and administration  of this  Agreement,  the  other  Loan  Documents  and all  other documents  provided for herein or  delivered or to be delivered  hereunder or in connection herewith  (including any amendment,  supplement or waiver to any Loan
Document),  and all  reasonable  out-of-pocket  costs  and  expenses  (including
Attorney Costs) incurred by the Agent and each Bank after an Event of Default in connection with the  enforcement of this Agreement,  the other Loan Documents or any such other  documents.  In addition,  the Company agrees to pay, and to save the Agent and the Banks  harmless from all liability for: (a) any stamp or other taxes (excluding income taxes and franchise taxes based on net income) which may be payable in connection with the execution and delivery of this Agreement,  the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other  document  provided for herein or delivered or to be delivered  hereunder or in connection  herewith and (b) any fees of the
Company's  auditors in connection with any reasonable  exercise by the Agent and the Banks of their rights pursuant to Section 10.2. All obligations provided for in this Section 14.6 shall survive  repayment of the Loans,  cancellation of the
Notes,  expiration or  termination  of the Letters of Credit and  termination of this Agreement.

     14.7 Subsidiary  References.  The provisions of this Agreement  relating to
Subsidiaries  shall  apply only during such times as the Company has one or more
Subsidiaries.

     14.8 Captions.  Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     14.9 Assignments; Participations.

          14.9.1 Assignments.  Any Bank may, with the prior written  consents of the Issuing Bank and the Agent and (so long as no Event of Default  exists)
     the Company (which consents shall not be  unreasonably  delayed or withheld and, in any event, shall not be required for an assignment by a Bank to one of its  Affiliates or another Bank or by LaSalle to an Approved  Fund),  at any time  assign  and  delegate  to one or more  commercial  banks or other
     Persons (any Person to whom such an assignment and delegation is to be made being herein called an "Assignee") all or any fraction of such Bank's Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Bank's Loans and Commitment)
     in a minimum aggregate amount equal to the lesser of: (i) the amount of the assigning Bank's Pro Rata Share of the Revolving  Commitment Amount and the
     Term Loans and (ii) $3,000,000  (except in

                                       71

     connection with an assignment to an Affiliate or another Bank or by LaSalle to an Approved Fund, to which no minimum amount shall apply); provided: (a)
     no assignment  and  delegation may be made to any Person if, at the time of such assignment and  delegation,  the Company would be obligated to pay any greater  amount  under  Section 7.6 or Section 8 to the  Assignee  than the
     Company is then  obligated to pay to the assigning Bank under such Sections
     (and if any assignment is made in violation of the  foregoing,  the Company will not be required to pay the  incremental  amounts)  and (b) the Company and the Agent shall be  entitled  to  continue to deal solely and  directly with such Bank in  connection  with the interests so assigned and delegated to an Assignee  until the date when all of the following  conditions  shall have been met:

          (x) five (5) Business Days (or such lesser period of time as the Agent and the assigning  Bank shall agree) shall have passed after written notice of such  assignment  and  delegation,  together with payment  instructions, addresses and related information with respect to such Assignee, shall have been  given to the  Company  and the Agent by such  assigning  Bank and the
     Assignee,

          (y) the  assigning  Bank and the  Assignee  shall  have  executed  and
     delivered   to  the   Company  and  the  Agent  an   assignment   agreement
     substantially  in  the  form  of  Exhibit  D (an  "Assignment  Agreement"), together  with any  documents  required to be delivered  thereunder,  which
     Assignment Agreement shall have been accepted by the Agent, and

          (z)  except  in the  case  of an  assignment  by a Bank  to one of its
     Affiliates,  the assigning Bank or the Assignee shall have paid the Agent a processing fee of $3,500.

From and after the date on which the conditions  described  above have been met:
(x) such Assignee  shall be deemed  automatically  to have become a party hereto and, to the extent that rights and obligations  hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and  obligations of a Bank  hereunder and (y) the assigning  Bank, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations hereunder.  Within five Business Days after  effectiveness of any assignment and delegation,  the Company shall execute and deliver to the Agent (for delivery to the Assignee and the Assignor, as applicable) a new Note in the principal amount of the Assignee's Pro Rata Share of the Revolving Commitment Amount and the Term
Loans  and,  if the  assigning  Bank has  retained  a  Commitment  hereunder,  a replacement  Note in the principal amount of the Pro Rata Share of the Revolving
Commitment  Amount and the Term Loans retained by the assigning Bank retained by the assigning  Bank (such Note to be in exchange for, but not in payment of, the predecessor Note held by such assigning Bank). Each such Note shall be dated the effective date of such assignment. The assigning Bank shall mark the predecessor
Note "exchanged" and deliver it to the Company. Accrued interest on that part of the predecessor  Note being assigned shall be paid as provided in the Assignment
Agreement.  Accrued  interest and fees on that part of the predecessor  Note not being assigned shall be paid to the assigning Bank. Accrued interest and accrued fees shall be paid at the same time or times  provided in the  predecessor  Note and in this  Agreement.  Any attempted  assignment  and  delegation  not made in accordance with this Section 14.9.1 shall be null and void.

                                       72

     Notwithstanding  the  foregoing  provisions  of this Section  14.9.1 or any other  provision of this  Agreement,  any Bank may at any time assign all or any portion  of its  Loans  and its  Note to a  Federal  Reserve  Bank  (but no such assignment shall release any Bank from any of its obligations hereunder).

          14.9.2  Participations.  Any Bank may at any time  sell to one or more commercial banks or other Persons participating interests in any Loan owing to such Bank,  the Note held by such Bank, the Commitment of such Bank, the direct or  participation  interest  of such Bank in any Letter of Credit or any other interest of such Bank  hereunder (any Person  purchasing any such participating  interest being herein called a "Participant").  In the event of a sale by a Bank of a participating interest to a Participant:  (x) such
     Bank  shall  remain  the  holder  of its  Note  for  all  purposes  of this
     Agreement,  (y) the Company and the Agent shall continue to deal solely and directly  with  such  Bank  in  connection  with  such  Bank's  rights  and obligations  hereunder and (z) all amounts  payable by the Company shall be determined  as if such  Bank had not sold such  participation  and shall be paid  directly  to such  Bank.  No  Participant  shall  have any  direct or indirect voting rights  hereunder  except with respect to any of the events described  in the fourth  sentence  of Section  14.1.  Each Bank  agrees to
     incorporate  the   requirements   of  the  preceding   sentence  into  each
     participation  agreement which such Bank enters into with any  Participant.
     The Company agrees that if amounts outstanding under this Agreement and the
     Notes are due and payable (as a result of acceleration or otherwise),  each
     Participant  shall be deemed to have the right of setoff in  respect of its participating interest in amounts owing under this Agreement,  any Note and with respect to any Letter of Credit to the same extent as if the amount of its  participating  interest were owing directly to it as a Bank under this
     Agreement or such Note; provided,  such right of setoff shall be subject to the obligation of each  Participant to share with the Banks,  and the Banks agree to share with each  Participant,  as  provided  in Section  7.5.  The
     Company also agrees that each Participant shall be entitled to the benefits of  Section  7.6  and  Section  8 as if it  were a Bank  (provided  that no
     Participant shall receive any greater compensation  pursuant to Section 7.6 or  Section 8 than  would  have been paid to the  participating  Bank if no participation had been sold).

     14.10  Governing Law. This Agreement and each Note shall be a contract made under and governed by the internal  laws of the State of Illinois  applicable to contracts made and to be performed entirely within such State. Whenever possible each  provision of this  Agreement  shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under  applicable law, such provision shall be
ineffective  to  the  extent  of  such   prohibition   or  invalidity,   without
invalidating the remainder of such provision or the remaining provisions of this
Agreement.  All obligations of the Company and rights of the Agent and the Banks expressed  herein or in any other Loan Document  shall be in addition to and not in limitation of those provided by applicable law.

     14.11  Counterparts.  This  Agreement  may be  executed  in any  number  of counterparts  and by the different  parties hereto on separate  counterparts and each  such  counterpart  shall  be

                                       73

deemed to be an original,  but all such counterparts  shall together  constitute but one and the same Agreement.

     14.12  Successors  and Assigns.  This  Agreement  shall be binding upon the
Company,  the Banks and the Agent and their  respective  successors and assigns, and shall inure to the benefit of the  Company,  the Banks and the Agent and the successors and assigns of the Banks and the Agent.

     14.13 Indemnification by the Company. In consideration of the execution and delivery  of this  Agreement  by the Agent and the  Banks and the  agreement  to extend  the  Commitments  provided  hereunder,  the  Company  hereby  agrees  to indemnify,  exonerate  and hold the Agent,  each Bank and each of the  officers, directors,  employees,  Affiliates and agents of the Agent and each Bank (each a
"Bank Party") free and harmless from and against any and all actions,  causes of action,  suits, losses,  liabilities,  damages and expenses,  including Attorney
Costs  (collectively,  the  "Indemnified  Liabilities"),  incurred  by the  Bank
Parties or any of them as a result of, or arising  out of, or  relating  to: (i)
any tender offer, merger, purchase of stock, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly,  with the  proceeds  of any of the  Loans,  (ii) the use,  handling, release, emission, discharge, transportation,  storage, treatment or disposal of any  hazardous  substance at any property  owned or leased by the Company or any
Subsidiary,  (iii) any  violation  of any  Environmental  Laws with  respect  to conditions at any property  owned or leased by the Company or any  Subsidiary or the operations conducted thereon, (iv) the investigation, cleanup or remediation of offsite  locations at which the Company or any Subsidiary or their respective predecessors  are alleged to have directly or  indirectly  disposed of hazardous substances or (v) the  execution,  delivery,  performance or enforcement of this
Agreement or any other Loan Document by any of the Bank Parties,  except for any such Indemnified  Liabilities  arising on account of the applicable Bank Party's gross negligence or willful misconduct.  If and to the extent that the foregoing undertaking may be  unenforceable  for any reason,  the Company hereby agrees to make the maximum  contribution  to the payment and  satisfaction  of each of the
Indemnified   Liabilities   which  is  permissible  under  applicable  law.  All
obligations  provided for in this Section 14.13 shall  survive  repayment of the
Loans,  cancellation  of the Notes,  expiration or termination of the Letters of
Credit, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

     14.14  Nonliability of Banks. The  relationship  between the Company on the one hand and the Banks and the Agent on the other hand  shall be solely  that of borrower  and lender.  Neither  the Agent nor any Bank shall have any  fiduciary responsibility  to the Company.  Neither the Agent nor any Bank  undertakes  any responsibility  to the  Company to review or inform the Company or any matter in connection with any phase of the Company's  business or operations.  The Company agrees that  neither the Agent nor any Bank shall have  liability to the Company
(whether  sounding in tort,  contract or otherwise)  for losses  suffered by the
Company  in  connection  with,  arising  out of,  or in any way  related  to the
transactions   contemplated  and  the  relationship   established  by  the  Loan
Documents,  or any act,  omission or event  occurring in  connection  therewith, unless  it is  determined  in a final  non-appealable  judgment  by a  court  of competent  jurisdiction  that such losses resulted from the gross  negligence or willful misconduct of the party from which recovery is sought. Neither the Agent nor any Bank shall have any  liability  with respect to, and the Company  hereby waives,  releases  and  agrees  not  to  sue  for,  any  special,

                                       74

indirect or  consequential  damages  suffered by the Company in connection with, arising out of, or in any way related to the Loan Documents or the  transactions contemplated thereby.

     14.15 FORUM  SELECTION AND CONSENT TO  JURISDICTION.  ANY LITIGATION  BASED
HEREON,  OR ARISING OUT OF, UNDER,  OR IN CONNECTION  WITH THIS AGREEMENT OR ANY
OTHER LOAN DOCUMENT,  SHALL BE BROUGHT AND MAINTAINED  EXCLUSIVELY IN THE COURTS
OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN
DISTRICT  OF  ILLINOIS;  PROVIDED,  ANY SUIT  SEEKING  ENFORCEMENT  AGAINST  ANY
COLLATERAL  OR OTHER  PROPERTY  MAY BE BROUGHT,  AT THE AGENT'S  OPTION,  IN THE
COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.
THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY  SUBMITS TO THE JURISDICTION OF THE
COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES  DISTRICT COURT FOR THE
NORTHERN  DISTRICT OF ILLINOIS  FOR THE  PURPOSE OF ANY SUCH  LITIGATION  AS SET
FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY  CONSENTS TO THE SERVICE OF PROCESS
BY REGISTERED MAIL,  POSTAGE  PREPAID,  OR BY PERSONAL SERVICE WITHIN OR WITHOUT
THE STATE OF ILLINOIS.  THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY  WAIVES, TO
THE FULLEST EXTENT  PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE
TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED
TO ABOVE  AND ANY  CLAIM  THAT  ANY  SUCH  LITIGATION  HAS  BEEN  BROUGHT  IN AN
INCONVENIENT  FORUM.

     14.16 Waiver of Jury Trial.  EACH OF THE  COMPANY,  THE AGENT AND EACH BANK
HEREBY  WAIVES  ANY  RIGHT TO A TRIAL BY JURY IN ANY  ACTION  OR  PROCEEDING  TO
ENFORCE OR DEFEND ANY RIGHTS  UNDER  THIS  AGREEMENT,  ANY NOTE,  ANY OTHER LOAN
DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH
MAY IN THE FUTURE BE  DELIVERED IN  CONNECTION  HEREWITH OR THEREWITH OR ARISING
FROM ANY BANKING RELATIONSHIP  EXISTING IN CONNECTION WITH ANY OF THE FOREGOING,
AND AGREES THAT ANY SUCH ACTION OR PROCEEDING  SHALL BE TRIED BEFORE A COURT AND
NOT BEFORE A JURY.

     14.17 No  Novation.  Notwithstanding  anything  to the  contrary  contained herein,  this  Agreement  is not  intended  to and  does not  serve to  effect a novation of the Obligations under the Original Credit Agreement.  Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Original Credit Agreement which is evidenced by the notes provided for therein and secured by the  Collateral.  The Company  acknowledges  and confirms that the liens and security  interests  granted  pursuant to the Loan  Documents secure the indebtedness, liabilities and obligations of the Company to Agent and the Banks under the Original Credit  Agreement,  as amended and restated hereby, and that the term "Obligations" as used in the Loan Documents (or any other term used  therein  to  describe  or  refer  to  the  indebtedness,  liabilities  and obligations of the Company to Agent and the Banks) includes, without limitation, the indebtedness,  liabilities and obligations of the Company under the Notes to be  delivered  hereunder,  and under the  "Credit  Agreement,"  as  amended  and restated hereby, as the same may

                                       75

be further  amended,  modified,  supplemented or restated from time to time. The
Loan  Documents  and all  agreements,  instruments  and  documents  executed  or delivered in  connection  with any of the  foregoing  shall each be deemed to be amended  to the  extent  necessary  to give  effect  to the  provisions  of this
Agreement.  Cross-references in the Loan Documents to particular section numbers in the Original Credit Agreement shall be deemed to be  cross-references  to the corresponding sections, as applicable, of this Agreement.

                 - Remainder of Page Intentionally Left Blank -
                            [Signature Page Follows]

                                       76

     Delivered at Chicago, Illinois, as of the day and year first above written.

                                AGENT AND BANK:

                                LASALLE BANK, NATIONAL ASSOCIATION,
                                a national banking association, as Agent and as a
                                Bank

                                By:      /s/ Denis J. Campbell, IV.
                                   ---------------------------------------------
                                Name:    Denis J. Campbell, IV.
                                Title:   Senior Vice President

                                COMPANY:

                                ENERGY WEST, INCORPORATED, a Montana
                                corporation

                                By:      /s/ JoAnn S. Hogan
                                       -----------------------------------------
                                Name:    JoAnn S. Hogan
                                       -----------------------------------------
                                Title:  Vice President and Treasurer
                                       -----------------------------------------

                                           Amended and Restated Credit Agreement

                                                                                                                                                                                           60248618.2
                                                   EXHIBIT A to Credit Agreement

                                  FORM OF NOTE

                          [AMENDED AND SUBSTITUTE] NOTE

                                                           ___________ ___, 20__
$___________________                                           Chicago, Illinois
                                   [Original Note dated ______________ __, 20__]

     The  undersigned,  ENERGY WEST,  INCORPORATED,  a Montana  corporation (the
"Company"),   for   value   received,   promises   to  pay  to  the   order   of
_________________________________,  a ___________ ______________ (the "Bank") at
the principal  office of LaSalle Bank National  Association,  in its capacity as agent (in such capacity, the "Agent") in Chicago,  Illinois the aggregate unpaid amount of all Loans made to the  undersigned  by the Bank pursuant to the Credit
Agreement  referred to below (as shown on the Schedule  attached hereto (and any continuation  thereof) or in the records of the Bank),  such principal amount to be payable on the dates set forth in the Credit Agreement.

     The Company further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rates and at the times set forth in the  Credit  Agreement.  Payments  of both  principal and interest are to be made in lawful money of the United States of America.

     This Note  evidences  indebtedness  incurred  under,  and is subject to the terms and provisions of, the Amended and Restated  Credit  Agreement dated as of
March __, 2004 (as amended,  restated,  supplemented or otherwise  modified from time to time,  the "Credit  Agreement";  terms not otherwise  defined herein are used  herein as  defined  in the  Credit  Agreement)  by and among the  Company, certain financial institutions  (including the Bank) and the Agent. Reference is hereby made to such Credit Agreement reference hereby is made for a statement of the terms and provisions  under which this Note may or must be paid prior to its due date or its due date accelerated.

     This Note is made under and  governed  by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     [This Note: (i) is given in substitution for, and not in repayment of, that certain Note issued  ______________ __, 20__ in the original principal amount of
$______________   made  by  the   Company   payable   to  the   order   of  [the
Bank/_________________________]   (the  "Original  Note")  and  (ii)  shall  not
constitute a novation of the indebtedness,  liabilities or obligations evidenced by the Original Note or any of the Obligations.]

                 - Remainder of Page Intentionally Left Blank -
                            [Signature Page Follows]

     IN WITNESS WHEREOF,  the Company has executed this [Amended and Substitute]
Note as of the day and year first written above.

                                         ENERGY WEST, INCORPORATED, a Montana
                                         corporation

                                         By:      ___________________________
                                         Name:    ___________________________
                                         Title:   ___________________________

                                           Amended and Restated Credit Agreement

Schedule attached to [Amended and Substitute] Note dated ___________ __, 20__ of
Energy West, Incorporated, payable to the order of _____________

         Date and          Date and
         Amount of         Amount of
         Loan or of        Repayment or of   Interest
         Conversion from   Conversion into   Period/Unpaid
         another type of   another type of   Maturity        Principal  Notation
Tranche  Loan              Loan              Date            Balance    Made by

     1. BASE RATE LOANS

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     2. LIBOR LOANS

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                                           Amended and Restated Credit Agreement